ALLIANCE
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                                VARIABLE PRODUCTS
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                                   SERIES FUND
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                                  ANNUAL REPORT

                                DECEMBER 31, 1999

The following Annual Report for the Alliance Variable Products Series Fund, Inc. (the "Fund") includes financial information for the nineteen Portfolios of the Fund which were active as of December 31, 1999. Not all Portfolios of the Fund are available through each insurance product offering investments in the Fund.

LETTER TO SHAREHOLDERS                    Alliance Variable Products Series Fund
================================================================================

February 1, 2000

Dear Shareholder:

We are pleased to provide you with an update of Alliance Variable Products Series Fund, Inc. (the "Fund") for the annual reporting period ended December 31, 1999.

The following pages include a discussion regarding market activity and investment results for each of the nineteen portfolios that comprise the Fund. As you will see, each portfolio's respective investment objective, as well as general market review, investment results and investment outlook are printed on a separate page within the report. Each portfolio's returns for the six- and twelve-month periods ended December 31, 1999, located in the commentary section of the report, reflect unannualized total returns, and are based on each portfolio's net asset value (NAV). In addition, returns for the same periods are provided for the relevant benchmarks of each portfolio, as are the returns for other comparable indices. For additional investment results over the longer term, please refer to page A-28. A list of all comparable indices and their respective definitions can be found on page A-32.

We appreciate your investment in the portfolios of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President

CONSERVATIVE INVESTORS PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Conservative Investors Portfolio seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

MARKET REVIEW

The chief macroeconomic development of 1999 was the re-emergence of global growth. Last January, much of Asia still seemed within touching distance of economic crisis while Japan was mired in a deep recession and the newly created `Euroland' economy was battered by a fall off in exports and turgid domestic activity in Germany and Italy. On the bright side (in retrospect, at least) inflation was low and monetary conditions were loose. The roaring U.S. economy, stoked by a series of rate cuts late in 1998, continued to lag behind in imports at an extravagant pace.

The relative attractions of U.S. financial assets for overseas investors meant that, far from being dragged down by an enormous external deficit, the U.S. dollar actually appreciated against all of the major currencies in the first half of the year, peaking in July. This enabled a rapid recovery in European exports. By year's end, German export orders were up 21% year-on-year. With inflation at its lowest for decades and unemployment falling through most of the year, European consumer confidence remained high and combined with foreign trade to drive European growth to an annualized rate of over 3%. While there is a widespread belief that structural problems prevent European economies from attaining the levels of growth seen in the United States in recent years, it is clear that Europe now enjoys the best economic conditions it has seen for several years. Headline inflation seems unlikely to break the European Central Bank's ceiling of 2% for long, as last year's commodity price rises push up the baseline. An improving employment environment will tend to support a bright consumer sentiment.

The biggest growth surprise of 1999 was in Japan. Massive government expenditure and growing levels of corporate restructuring reaped a reward in gross domestic product growth in the first half of the year. This brought surprised equity investors from overseas. A fall off in the Japanese savings ratio and a steady improvement in industrial confidence did well for further economic consolidation in 2000. However, the increase in the strength of the yen will continue to effect exports while keeping inflation uncomfortably low. The state of consumer sentiment remains unclear. Spending has yet to record a sustained recovery and concerns over the labor market are unlikely to be placated very quickly.

INVESTMENT RESULTS

Over the six- and twelve-month periods ended December 31, 1999, the Conservative Investors Portfolio rose in value by 3.47% and 5.04% respectively, and thus, also outperformed its benchmark. The Portfolio's benchmark is a blended composite of 70%/30% Lehman Brothers Government/Corporate Bond Index and S&P 500 Stock Index, respectively. The benchmark rose 2.4% and 4.8% in those two periods, respectively.

The Portfolio's performance can be contributed to beneficial stock selection and exposure to non-U.S. stocks, which offset a relatively low weighting in equities. A preference for U.S. Treasuries within a low duration, fixed-income portfolio helped to maintain value in a poor bond environment.

INVESTMENT OUTLOOK

Growth in the United States itself has continued to increase, which has added ammunition to the advocates of the `new paradigm.' Whether there has in fact been a step up in productivity, which will allow the U.S. a higher rate of growth without stimulating serious inflationary forces, remains the most important question for global investors. U.S. unemployment is the lowest it has been for three decades. The headline inflation rate is growing as are import prices and employment costs, though all by less than skeptics expected. U.S. stock valuations are at extreme historical highs. Continued strength in earnings is essential if the markets are to avoid a considerable correction.

The U.S. has continued to prosper amidst the beginnings of global growth as it did during global desynchronization. However, the inflationary pressures that come with global growth will continue. We are clearly not at the end of the interest rate tightening cycle. The U.S. labor market is extremely tight. If the U.S. expansion is to continue to progress as serenely as it has over the last number of years, it will have to be fuelled by the fruits of the `new paradigm' for there appears to be little left for the old economy to give.

GROWTH INVESTORS PORTFOLIO                Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Growth Investors Portfolio seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

MARKET REVIEW

The chief macroeconomic development of 1999 was the re-emergence of global growth. Last January, much of Asia still seemed within touching distance of economic crisis while Japan was mired in a deep recession and the newly created `Euroland' economy was battered by a fall off in exports and turgid domestic activity in Germany and Italy. On the bright side (in retrospect, at least) inflation was low and monetary conditions were loose. The roaring U.S. economy, stoked by a series of rate cuts late in 1998, continued to lag behind in imports at an extravagant pace.

The relative attractions of U.S. financial assets for overseas investors meant that, far from being dragged down by an enormous external deficit, the U.S. dollar actually appreciated against all of the major currencies in the first half of the year, peaking in July. This enabled a rapid recovery in European exports. By year's end, German export orders were up 21% year-on-year. With inflation at its lowest for decades and unemployment falling through most of the year, European consumer confidence remained high and combined with foreign trade to drive European growth to an annualized rate of over 3%. While there is a widespread belief that structural problems prevent European economies from attaining the levels of growth seen in the United States in recent years, it is clear that Europe now enjoys the best economic conditions it has seen for several years. Headline inflation seems unlikely to break the European Central Bank's ceiling of 2% for long, as last year's commodity price rises push up the baseline. An improving employment environment will tend to support a bright consumer sentiment.

The biggest growth surprise of 1999 was in Japan. Massive government expenditure and growing levels of corporate restructuring reaped a reward in gross domestic product growth in the first half of the year. This brought surprised equity investors from overseas. A fall off in the Japanese savings ratio and a steady improvement in industrial confidence did well for further economic consolidation in 2000. However, the increase in the strength of the yen will continue to effect exports while keeping inflation uncomfortably low. The state of consumer sentiment remains unclear. Spending has yet to record a sustained recovery and concerns over the labor market are unlikely to be placated very quickly.

INVESTMENT RESULTS

Over the six- and twelve- month periods ended December 31, 1999, the Growth Investors Portfolio rose in value by 10.66% and 16.28%, respectively, and outperformed its benchmark, a blended composite of 70% S&P 500 Stock Index and 30% Lehman Brothers Government/Corporate Bond Index. The benchmark rose 5.43% over the final six months of 1999 and 14.08% over the whole year.

The Portfolio's performance can be contributed to the increased exposure to non-U.S. equities achieved during the course of the year by reducing the Portfolio's investment in U.S. stocks. This enabled the Portfolio to be in a position to benefit from superior returns in Japan and certain European markets. This benefit was compounded by successful stock selection. This compensated for a below-benchmark position in equities in a year that saw strong equity market returns. In what was a poor year for the major bond markets, short duration and a concentration on U.S. Treasuries helped to preserve capital.

INVESTMENT OUTLOOK

Growth in the United States itself has continued to increase, which has added ammunition to the advocates of the `new paradigm.' Whether there has in fact been a step up in productivity, which will allow the U.S. a higher rate of growth without stimulating serious inflationary forces, remains the most important question for global investors. U.S. unemployment is the lowest it has been for three decades. The headline inflation rate is growing as are import prices and employment costs, though all by less than skeptics expected. U.S. stock valuations are at extreme historical highs. Continued strength in earnings is essential if the markets are to avoid a considerable correction.

The U.S. has continued to prosper amidst the beginnings of global growth as it did during global desynchronization. However, the inflationary pressures that come with global growth will continue. We are clearly not at the end of the interest rate tightening cycle. The U.S. labor market is extremely tight. If the U.S. expansion is to continue to progress as serenely as it has over the past number of years, it will have to be fuelled by the fruits of the `new paradigm' for there appears to be little left for the old economy to give.

TOTAL RETURN PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. government and agency obligations, bonds and senior debt securities.

MARKET REVIEW

The same pattern seems to remain for growth and value stocks. This is the second year in a row of extreme outperformance of richly valued growth stocks to the detriment of value stocks, whose prices are lower relative to their earnings and book values. While the S&P 500 Stock Index appreciated 21.0% for the year, the growth half of the market, as represented by the S&P 500 Barra Growth Index, increased 28.2%, but the value half of the market, as represented by the S&P 500 Barra Value Index, increased only 12.7%. Within the growth category, the only significant sector to lead the market was technology, with the CS First Boston Technology Index rising 134.7% for the year and the Pacific Stock Exchange High Technology Index up 116.4%. Technology accounted for two-thirds of the gain in the S&P 500.

These performance trends were exemplified within the indices in the second half of 1999. Within a 7.7% gain in the S&P 500 Stock Index, the growth half appreciated 15.6% while the value portion was down 1.1%. Additionally, the CS First Boston Technology Index rose 74.8% and the Pacific Stock Exchange High Technology Index gained 62.0%. The major explanatory variable in the performance of any portfolio was the degree of weighting in the technology sector.

INVESTMENT RESULTS

Your Portfolio gained 6.5% for the year, and declined 1.2% for the second half of 1999. The Portfolio's benchmark, a blended composite of 60% S&P 500 Stock Index and 40% Lehman Brothers Government/Corporate Bond Index, returned 0.13% and -2.15% for the same time periods. The Portfolio's outperformance was due to its relative weighting in technology issues and our bias toward low valuation in our investments.

INVESTMENT OUTLOOK

Looking forward, we suspect that the recent increase in market volatility will continue in 2000 and question the sustainability of technology stock outperformance. We continue to maintain a well-diversified portfolio and rely on our in-house research staff to drive investment ideas on a stock-by-stock basis.

PORTFOLIO STRATEGY

Your Portfolio seeks to provide income and capital appreciation primarily by investing in dividend-paying common stocks of good quality, and in fixed-income and convertible securities. We manage the Portfolio with an eye toward maintaining a defensive dividend yield and price-to-earnings ratio, a fully invested posture, and a high degree of sector and industry diversification. We continue to invest in quality companies that trade at undeserved discounts to their peers. We do not make sector market timing bets, but instead emphasize intensive, bottom-up research and careful stock selection.

GROWTH & INCOME PORTFOLIO                 Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Growth & Income Portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

MARKET REVIEW

This marks the second year in a row of extreme outperformance of richly-valued growth stocks to the detriment of value stocks, whose prices are lower relative to their earnings and book values. The growth half of the market, represented by the S&P 500 Barra Growth Index, increased 28.2%, but the value half of the market, as represented by the S&P 500 Barra Value Index, only increased by 12.7%. The S&P 500 Stock Index appreciated 21.0% for the year. Within the growth category, the only significant sector to lead the market was technology, with the CS First Boston Technology Index rising 134.7% for the year and the Pacific Stock Exchange High Technology Index up 116.4%. Technology accounted for two-thirds of the gain in the S&P 500 Stock Index.

These performance trends were apparent in the second half of 1999. Within a 7.7% gain in the S&P 500 Stock Index, the growth half appreciated 15.6% while the value portion was down 1.1%. Additionally, the CS First Boston Technology Index rose 74.8% and the Pacific Stock Exchange High Technology Index gained 62.0%. Thus, the major explanatory variable in the performance of any portfolio was the degree of weighting in the technology sector.

INVESTMENT RESULTS

The Growth & Income Portfolio returned 11.4% for the year and declined 2.8% for the second half of 1999. These returns were below those of the S&P 500 Stock Index, which posted respective returns of 21.0% and 7.7%.


The Portfolio's performance is primarily due to the Portfolio's relative underweighting in technology issues and our bias toward low valuation in our investments. The Portfolio's performance was also below that of the Portfolio's peer group, the Lipper Growth and Income Funds Average, which can be attributed to many of the more conservative funds that shifted assets toward higher-priced technology shares

INVESTMENT OUTLOOK

Looking forward, we suspect that the recent increase in market volatility will continue in 2000 and question the sustainability of technology stock outperformance. We continue to maintain a well-diversified portfolio and rely on our in-house research staff to drive investment ideas on a stock-by-stock basis.

PORTFOLIO STRATEGY

We manage the Portfolio with an eye toward maintaining a defensive dividend yield and price-to-earnings ratio, a fully invested posture, and a high degree of sector and industry diversification. We continue to invest in quality companies that trade at undeserved discounts to their peers. We do not make sector market timing bets, but instead emphasize intensive, bottom-up research and careful stock selection.

GROWTH PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Growth Portfolio seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

MARKET REVIEW

The beginning of 1999 was marked by the market recovering strongly from the steep decline brought on by the Asian economic crisis that occurred in the fall of 1998. The market continued to rise throughout the first half of the year, and then fell in the July to October 1999 period as it became clear that the U.S. Federal Reserve had begun to raise interest rates. In the last quarter, however, it rose strongly once again to new all-time highs.

The performance of the U.S. economy was extraordinary throughout 1999. Fears of a recession brought on by the weakness in Asia quickly faded, and it became increasingly clear that we were enjoying a period of rapid growth with little inflationary pressure. At mid-year, the Federal Reserve embarked upon a course of gradually increasing interest rates. They did this with the hope that it would cool down the rate of growth so that inflation would not rise in an overheated economy. The stock market's reaction was initially negative, but as months passed it became apparent that productivity was increasing at such a strong pace that there was little inflationary pressure despite continuing strong growth. Apparently accepting the notion that we were experiencing a "new era" paradigm, the market closed the year with a strong gain.

INVESTMENT RESULTS

During the six- and twelve-month periods ended December 31, 1999, the Portfolio returned 16.88% and 34.47%, respectively, outperforming the S&P 500 Stock Index over both periods, and outperforming the Russell 1000 Growth Stock Index over the twelve-month period. Over the same six- and twelve-month periods, the S&P 500 returned 7.70% and 21.03%, respectively, and the Russell 1000 Growth Stock Index returned 20.56% and 33.16%, respectively. When the market fell heavily during the 1998 Asian crisis, we took the view that the decline was more reflective of a market panic than of the beginning of a bear market. We therefore became aggressively invested, especially in the technology and telecommunications sectors. This worked well for the Portfolio, as its performance after the fall of 1998 low was quite strong. Relative performance lagged somewhat during the summer sell-off, but then came back strongly through year-end.

INVESTMENT OUTLOOK

Ideally, we would like to see some easing of the economic growth rate that would allow the economy to prolong its expansion without inflationary pressures. If there is no natural deceleration in the economy, we expect that the Federal Reserve will likely keep tightening until it induces one. If this means much higher interest rates, we expect that the stock market will no doubt react negatively. Therefore, we again go forward into a new year balancing strong economic fundamentals against a richly valued and somewhat speculative stock market. Last year's outcome was quite good. In our view, however, it may be more difficult in 2000. From a longer-term point of view, we see no reason to be concerned about the prospects for the U.S. stock market. We are in an era of rapid growth in productivity and the U.S. is leading the way in many new technologies.

AREAS OF OPPORTUNITY

The most rapidly growing area of the economy continues to be telecommunications, where new digital technologies, deregulation and a wave of merger activity are changing the landscape worldwide. Notwithstanding the strong performance of this sector last year, we continue to maintain it as the Portfolio's area of greatest emphasis. The Portfolio's other area of primary focus in 1999 was financial services. These stocks were relatively weak performers primarily because of the adverse change in the trend of interest rates. We view this sector as being currently undervalued and therefore the Portfolio maintains large holdings in the financial services industry.

INTERNATIONAL PORTFOLIO                   Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The International Portfolio seeks to obtain a total return on its assets from long-term growth of capital and from income principally through a broad portfolio of marketable securities of established non-United States companies (or United States companies having their principal activities and interests outside the United States), companies participating in foreign economies with prospects for growth, and foreign government securities.

MARKET REVIEW

Japan experienced one of the strongest markets in a decade as the government implemented proposals to prop up the weak economy and as companies announced an unprecedented number of restructurings. With recovering industries and technology on fire, defensive stocks such as pharmaceuticals, consumer staples and tobacco underperformed. In the Pacific ex-Japan area, the Portfolio remained underweight Australia and slightly overweight Asia ex-Japan for most of the year.

INVESTMENT RESULTS

For the twelve-month period ended December 31, 1999, the International Portfolio gained 40.23%, outperforming the Morgan Stanley Capital International ("MSCI") Europe, Australasia, Far East ("EAFE") Index's return of 27.30% for the same period. For the six-month period ended December 31, 1999, the Portfolio returned 33.13% versus the MSCI EAFE Index's return of 22.27%. In the fourth quarter of 1999, global markets, as represented by the MSCI World Index, advanced 16.96% -- their strongest quarter all year. Additionally, the MSCI World Index finished up 1999 with a solid 25.34% gain.

The Portfolio outperformed the MSCI EAFE benchmark due to the Portfolio's overweight positions in the successful technology, telecommunications and media sectors. Despite higher valuations, the fundamentals of the mobile phone space continues to improve as subscriber penetration increases and the world of data brings new opportunities. United Pan-Europe Communications NV, the only pure cable play across Europe, contributed greatly to performance as the company succeeded in acquisitions and also found Liberty Media as an important new investor. On the negative side, U.K. bank stocks fell in a rising rate environment, as did global insurance companies. European tobacco stocks also underperformed with pricing pressures and litigation concerns emerging for the first time in Europe.

INVESTMENT OUTLOOK

The Portfolio continues to hold large positions in the three areas of technology, telecommunications and media. The Portfolio has been broadened slightly over the last few months with increases in positions in a few European bank stocks and semi-cyclical names.

PREMIER GROWTH PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Premier Growth Portfolio seeks growth of capital rather than current income. In pursuing its investment objective, the Portfolio will employ aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

MARKET REVIEW

Throughout 1999, many investors experienced extremely strong returns from U.S. equity markets. Yet, the market on a whole did not benefit from this performance. Rather, the driver of much of this performance was a very narrow grouping of stocks, largely centered in the growing technology sector. In a few years, when investors look back to January 1, 2000, it is interesting to contemplate whether or not they will consider this a beneficial investment environment.

For the last decade, the United States has enjoyed what some have called a "Goldilocks" environment, incorporating excellent sales and earnings growth yet with low inflation. Now, as we move into the next century, there seems to be every prospect that the term might also be applied to other key parts of the world. In particular, Asia and Europe may very well benefit from this scenario as they witness better gross domestic product ("GDP") growth, along with similar technological advances and competition, which serve to keep inflation at bay.

By contrast, while we live in a world of exciting technological change and enjoy excellent growth prospects, many U.S. investors (both individual and institutional) seem to have gone a little crazy. Too many investors keep piling into the same narrow list of technology and high-multiple stocks at any price given their "momentum." In our view, these investors are stretching a rubber band which, if continued, must eventually snap and perhaps take more reasonably priced stocks along with it. Those buying into this new world of investing seem to be ignoring the time-tested maxims of buying real companies with real earnings at reasonable prices. Using history as our guide, it is readily apparent that very few technology companies have been able to put together a string of strongly rising earnings on a consistent five- to ten-year basis. At a minimum, this group has historically been susceptible to severe interim shocks along the way, such as in October 1987, October 1997 and the Long Term Capital/Russia episode of just over a year ago.

Therefore, it is in this sense -- from the view of the money manager faced with this difficult decision -- that the investment environment today could be considered as less than ideal. In the short run, relative performance could suffer if a manager failed to join the crowd. However, if that manager does so at some unknown point, then the manager could be punished harshly for ignoring all of the warning signs that currently exist.

INVESTMENT RESULTS

For both the six- and twelve-month periods ended December 31, 1999, your Portfolio has provided a return well in excess of that of its S&P 500 Stock Index benchmark. During the six- and twelve-month periods, the Portfolio returned 16.97% and 32.32%, respectively, as compared to 7.70% and 21.03%, respectively, for the S&P 500 Stock Index. For the most recent six months, the Portfolio modestly underperformed the Russell 1000 Growth Stock Index, which returned 20.56% over this period. For the twelve-month period, however, the Portfolio's return was in line with the 33.16% return of the Russell 1000 Growth Stock Index.

Strong performance for the year overall was attributable to appreciation in selected technology stocks, high-growth telecommunication suppliers and service companies, media and broadcasting firms, and brokerage stocks. Performance in the most recent six months was tempered by declines in pharmaceutical stocks and your Portfolio's underweight position in technology stocks relative to the Russell 1000 Growth Stock Index.

INVESTMENT OUTLOOK

Accordingly, we look forward to 2000 with an enormous sense of excitement regarding the technological changes around us. We are eager to face the daily challenge of trying to keep the Portfolio optimally structured for success based on the marriage of our fundamental analysis and price considerations -- a management creed we have followed to our advantage for the last two decades.

PORTFOLIO STRATEGY

Most of the leading technology stocks that we hold (and those that have real earnings) seem to be priced at a price-to-earnings ("P/E") multiple that assumes they will not disappoint over the next few years. We are optimistic on this score, yet still skeptical enough (based on history) not to carry anything equivalent to a full benchmark weighting as is incorporated in the Russell 1000 Growth Stock Index. By our calculations, this index now has a technology weight of well over 40%. In contrast, we are prepared to stay with very active positions versus growth benchmarks with our holdings of financial stocks. We

                                          Alliance Variable Products Series Fund
================================================================================

know that in doing this we continue to fight current investor psychology concerning possible rising interest rates in a stronger world GDP environment. However, we believe that these leading stocks will deliver mid-teen earnings growth and their relative P/Es at 50% to 70% of the market multiple are attractive. This contrary stance might seem slightly at odds to our increasing interest at the same time in one or two industrial/economically sensitive stocks that we believe will benefit in this stronger world climate. For both groups, however, we are placing our faith in the individual companies meeting or exceeding Wall Street earnings expectations.

Over time, the stock market has proven to be fairly rational in valuing companies based on their actual relative earnings and the confidence that can be applied to a continuation of such earnings streams. Management, industry position and product leadership have all been factors that have influenced this decision. We have no doubt that within the new areas of technology, the Internet and biotechnology, certain companies will excel and begin to portray these characteristics. In our view, however, the majority will probably fall by the wayside. It is questionable as to whether a package approach from today's starting prices would provide an overall winning return. In saying this, we do not want to preclude our purchasing the occasional high multiple stock when the fundamentals seem compelling. We will not, however, weight the Portfolio based more on wishful thinking than on earnings.

QUASAR PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of securities issues, by any company, in any industry that we believe to offer possibilities for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

INVESTMENT DISCUSSION

We strongly feel that there are major opportunities to invest in the U.S. in literally thousands of small-cap stocks that offer much better risk reward trade-offs than large-cap stocks. While it is quite difficult to determine exactly when this psychology will change, we do hope there is a close turn in the cycle.

This Portfolio is positioned to do well when the market broadens out and small-cap stocks start to participate. For example, we have several positions in the retail and apparel sectors. The companies in these sectors typically have strong franchises, dominant market share positions, earnings-per-share growth between 20% and 30% and price-to-earnings ratios between 10 and 20 times earnings.

Within the leisure category, we are looking for professionally managed consolidators of fragmented industries who are able to leverage their strengths in building dominant, national franchises.

Health care continues to be an area of focus for the Portfolio. The congressional balancing of the federal budget and various managed care concerns have put a lot of pressure on the health care service sector, which in turn has depressed stock prices in this sector. Nevertheless, we have used this as an opportunity to add to the Portfolio's holdings.

In the turnaround category, we believe that the sports retailing industry has seen its worst days and that Venator Group Inc., the parent company of both Foot Locker and Champs, should benefit. As the industry becomes more rational, the aggressive expansion in square footage seen over the last five years has essentially come to a halt. In addition, Nike Inc. is seeing its business turning. These factors, as well as the Olympics being less than a year away, should help retailers.

Within the real estate sector, we believe that the stocks of real estate investment trusts ("REITs") have come under a lot of pressure as investors focus more on momentum growth and less on yield. There are several well-run companies yielding over 10% with internal growth of 10% to 20%. Therefore, we have about 6% of the Portfolio invested in REITs.

In addition, we also like the rental car industry. This industry has gone through a major change in ownership from the auto manufacturers to financial entrepreneurs. We are now seeing real pricing power, better yield management, greater inventory efficiencies, and as a result, a higher level of profitability. We believe these companies have strong fundamentals that are not yet recognized in the marketplace.

INVESTMENT RESULTS

Over the six- and twelve-month periods ended December 31, 1999, the Portfolio returned 9.89% and 17.08%, versus the Russell 2000 Index returns of 10.95% and 21.26% for the same periods. The Portfolio trailed its benchmark primarily because the Portfolio was underweighted in technology and had exposure to various other industries such as health care, retail and transportation. These areas we feel offer much better investments on a risk/reward basis with much less volatility. Other than technology stocks, most other areas of the market have shown little investor interest, which is why we believe this is where the greatest opportunities lie.

PORTFOLIO STRATEGY

We continue to adjust the Portfolio's composition to reflect our perception of those smaller, highly competitive companies that will, in our judgement, exhibit long-term price appreciation through superior earnings growth.

We remain adverse to establishing an overweight position in the technology sector and, more specifically, in Internet stocks. We still believe that a broad majority of these stocks have yet to demonstrate the ability to produce significant earnings and, in some cases, we believe that they probably never will. In our opinion, these stocks remain overpriced, and we therefore maintain low weighting in these sectors.

REAL ESTATE INVESTMENT PORTFOLIO          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Real Estate Investment Portfolio seeks a total return on its assets from long-term growth of capital and income primarily by investing in the equity securities of companies primarily engaged in, or related to, the real estate industry.

MARKET REVIEW

We made it into the year 2000. Contrary to what some thought, the world did not end at the stroke of midnight on the not-quite-millennium eve, and the Y2K bug turned out to be almost as much hype as your average dot.com IPO. In addition, Real Estate Investment Trusts ("REITs") staged a rally in the closing weeks of December. Granted, the positive performance at year-end was not enough to salvage an otherwise dismal year, but it felt good, nonetheless. The pertinent question, of course, is whether this rally portends good tidings for 2000 or is just another brief respite in an ongoing downturn. We will attempt to answer this question later in this letter. But first, we will look back over the past year.

1999 was the year of the Internet on Wall Street -- that is unquestionable. For example, the Inter@ctive Week Internet Index of Internet-related companies soared 168% during the calendar year 1999. This sector drove the NASDAQ Composite index to an 86% increase during the twelve months in spite of the fact that the average company saw its share price decline in 1999. In fact, this was the best performance of any U.S. equity index in history. The mania for Internet and related technology stocks drove every other major index as well. It was truly a great year for those investors who had the foresight to overweight their portfolio in the technology sector. For others, however, such returns were elusive. The National Association of Real Estate Investment Trusts ("NAREIT") Equity Index suffered a price decline of 12.2% during 1999. An average income return of 7.6% brought the total return for the NAREIT Equity Index to -4.6% for the year.

The vast majority of all REITs saw the price of their shares decline in 1999. Of the 164 companies we track on a daily basis, 80% had price declines last year. Only apartment companies managed to buck this downtrend. These owners of multi-family dwellings saw their share prices rise by 2.5% in 1999. They indirectly benefit from rising interest rates because single-family home sales are hurt by rising mortgage rates. Office companies with exposure to urban downtown markets also did relatively well. Share prices declined by less than 1% in this group. These markets exhibit strong demand that is tied to the burgeoning white collar economy, and new supply remains well under control. On the other end of the spectrum, regional mall companies suffered heavily from Internet mania since we all "know" that no one will ever shop in a regional mall again. The average mall company saw its price decline by 21%. In reality, however, "brick and mortar" retail had a great holiday season. It was the misplaced fear of Internet sales that caused the stocks to suffer. Even worse (although, in our view, clearly more justified), health care REITs suffered through a 40% price decline in 1999. The destruction of the nursing home industry by shifting federal reimbursement regulations clearly called into question the credit quality of the leases held by the REITs.

Legendary value investor Warren Buffet made the news twice during 1999 for favoring the REIT sector. In both April and December, Buffet's nod led to rallies for REIT stocks. The April surge quickly decelerated as investors relentlessly allocated capital into technology and seemingly out of everything else. We do not yet know if the December rally will fade as well. We do know, however, that Mr. Buffet has become a legendary value investor by looking at the world differently from most investors. Today, he is on record as not understanding valuations in the market as a whole, and in the technology sector specifically (not coincidentally, 1999 was one of the few years in which Mr. Buffet's returns lagged those of the market). In the past, he has sought to buy companies whose assets had value that was misperceived by other investors. These have included traditional asset plays such as U.S. Airways, and non-traditional ones such as Coca-Cola. Mr. Buffet has dabbled in REITs in the past -- especially those that have pursued a course of total liquidation. Today, he is involved with several REITs that have been particularly depressed.

Following along with this theme, we believe it is valuable to evaluate the perceptions and misperceptions of both real estate and the overall equity market that could change in the coming months. Most importantly, real estate remains in equilibrium. Construction activity has actually moderated in most property types in most markets over the past year. Excess building has been expected for over two years now, yet it has not materialized. Construction financing is difficult to come by without substantial pre-leasing of the anticipated space and significant cash equity on the part of developers, and equity capital is scarce. As a result, REIT investors appear to have escaped the boom/bust cycle that has plagued real estate for the past two decades. In addition, the strength of the economy has surprised most observers. This has allowed landlords to raise rents and keep buildings fully occupied without driving rents through the roof and spurring renewed construction. The

REAL ESTATE INVESTMENT PORTFOLIO
(continued)                               Alliance Variable Products Series Fund
================================================================================

ensuing stability and growth of cash flows should be more highly valued by investors. Although we doubt REIT earnings growth will accelerate this year or next, we also do not anticipate much of a deceleration either.

REIT shares are cheap by any measure. The NAREIT Equity Index has seen its price decline by approximately 32% over the past two years. Over this timeframe, cash flows have grown by approximately 25%. Clearly, multiples have condensed dramatically. An alternative method of identifying value is relative to the theoretical net price for which all of a company's assets could be sold. The aforementioned two-year price decline has taken the average REIT from a 20% premium to net asset value ("NAV") to a 20% discount in spite of about 3% annual growth in the per share value of net assets. Whether viewed in terms of income generation or assets, REITs have gone from historically rich valuations to historically cheap ones over the past two years. More importantly, we do not believe REITs are likely to get much cheaper than the value at which they currently trade. Prior to the December rally, management teams appeared to be actively stepping up share buybacks, and a handful of REITs announced that they were seeking strategic alternatives. We believe that if prices were to decline again, we would see a resurgence of such activity. Effectively, this limits the risk of declining share prices.

Unfortunately, it does not provide any real lift to current price levels. Only new investors can provide capital to bid up share prices. However, we cannot predict whether or not this will happen, as it is an issue of investor psychology. It is tied into expectations for the market as a whole, as well as sector allocation and relative valuation. On one level, we view investor behavior as the outcome of a clash between fear and greed. Investors become more risk tolerant when greed overwhelms fear and more risk averse when fear triumphs. Over the past few years, we have seen that investors have had nothing to fear except fear itself. As long as investors believe that they will be rewarded for being extremely risk tolerant, we expect that REITs will have a difficult time garnering investor interest.

INVESTMENT RESULTS

During the six- and twelve-month periods ended December 31, 1999, your Portfolio and its benchmark, the NAREIT Equity Index, produced negative returns. Over the six- and 12-month periods ended December 31, 1999, the Real Estate Investment Portfolio lost 10.50% and 5.11%, respectively, while the NAREIT Equity Index declined 8.97% and 4.62%, respectively, for the same periods. Over the same six- and twelve-month periods, the S&P 500 Stock Index returned 7.70% and 21.03%, respectively.

The Portfolio held up fairly well given the environment. It modestly underperformed its benchmark, declining 5.1% versus the 4.6% decline in the NAREIT Equity Index. In fact, the Portfolio's investments did reasonably well. The Portfolio's sector selections were also relatively good. It had large exposure throughout the year in downtown office properties and had little or no exposure to regional mall or health care properties. Unfortunately, too little of the Portfolio was invested in apartments. However, the Portfolio made up for that deficiency with good stock selection within that particular group. The Portfolio's largest liability during the year was having too much invested in specialty REITs. These companies, which own properties such as movie theaters, golf courses or prisons, performed poorly in terms of share price in spite of having solid operations. In any event, the modest positives of the Portfolio's investment selections were not enough to offset its fees and expenses, and the net result was that it ended up moderately underperforming its benchmark.

MARKET OUTLOOK

Under a scenario in which REITs can not attract investor interest, we think earnings multiples could trend back down to where they were in early December (i.e., the lowest point in eight years). This would provide investors with approximately 5% returns this year. If, on the other hand, investors bid earnings multiples up 100 basis points (a level that would still be one third below the 1997 peak), this sector could produce 30% returns in the next 12 months (REITs would only trade in line with net asset value at that point). We believe the latter case is more likely than the former scenario.

If our analysis turns out to be correct, then we believe that REITs should be an attractive investment alternative this year. Few, if any, pundits expect the overall market to produce 30% returns this year. Even fewer would say that the worst case scenario for the market is in positive territory. As the year progresses, we expect more and more investors to appreciate the differential potential of REITs. We look forward to reporting our results to you as this potentially improving picture emerges.

TECHNOLOGY PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Technology Portfolio is a diversified investment portfolio that seeks growth of capital. The Portfolio invests principally in securities of companies that use technology extensively in the development of new or improved products or processes.

MARKET COMMENTARY

1999 was an unusual year for technology companies and a highly rewarding year for technology stocks. Several things marked the landscape last year, most having to do with the Internet. One was the large number of tech companies that went public, many of which saw substantial premiums to their initial offering prices on the first day. With the Internet still in its early stages of development, and with capital so readily available, this isn't too surprising. Nevertheless, some of this first day activity reflects a demand frenzy that concerns us. Another was the emergence during the holidays of a serious e-tailing season, with more people doing more of their holiday shopping on the Internet. Many of the so-called e-tailers will be seasonal operations with a narrow focus, but some will emerge with the brand name, distribution strengths and consumer appeal to become substantial companies in the so-called new economy. Business-to-business concepts based on the Web was another development last year and something that will eventually be much larger than the business-to-consumer opportunities that we have witnessed to date. Most corporations have major projects in this area, although almost all are in the evaluation or pilot stage. Another issue on everyone's mind last year was the Y2K challenge. As we had hoped and expected, it was much ado about very little -- lots of preparation in time and dollars reduced the impact of this one-time event to little more than an annoyance.

INVESTMENT RESULTS

The Technology Portfolio has underperformed its benchmark, the Pacific Stock Exchange ("PSE") High Technology Index, for the reporting period ended December 31, 1999. For the six- and twelve-month periods, your Portfolio gained 52.22% and 75.71%, respectively, while the PSE High Technology Index advanced 62.04% and 116.40%, respectively.

The Portfolio was up significantly in its fiscal year ended December 31, 1999. The fact that it increased less than the PSE High Technology Index reflects our view that in this time of stock market exuberance, it is more important than ever to own a diversified list of companies with solid track records and proven business models. In contrast, 1999 was a year when many less-mature technology companies received valuations much richer than their established competitors.

OUTLOOK

Fourth quarter reports from a large number of tech companies are very upbeat and they set the stage for what should be a strong business environment in 2000. Heading the list of positive factors this year is the Y2K dividend. This "tax" is finally over and its passing will spur many new applications projects. Another driver will be the final introduction of Microsoft's Windows 2000, a much delayed operating system targeted at corporations. The surveys that we have seen suggest a rapid take-up of this new software in the second half of the year. Wireless data is finally beginning to emerge as another growth driver and it will introduce new kinds of Internet access appliances into our lives. It will also help the cellular handset infrastructure companies to continue their rapid growth, as telephony and data applications begin to merge. We believe that we are still in the earlier phases of a semiconductor recovery, driven by a shortage of production capacity, process changes and strong demand in most end markets. Finally, and as mentioned, the Internet is a major new force in corporate spending plans, as significant a change as we have seen in decades. It will change how commerce is conducted and be a catalyst for software, hardware and serious budgets in hundreds of industries. Our portfolio exposure to all of these trends -- PCs, semiconductors, cellular companies and several Internet plays -- will help us participate in all this change this year.

The issues we worry about and will monitor closely include the pattern of interest rates, the narrowness of the stock market as more and more emphasis is given to technology stocks and large-capitalization companies and the ongoing challenge of valuation. On the latter point, some tech stocks are too expensive and we will do our best to avoid any company with questionable or eroding fundamentals. Longer term, however, we are as convinced as ever that investing in tomorrow's technology winners will continue to be a very rewarding experience.

UTILITY INCOME PORTFOLIO                  Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Utility Income Portfolio seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry. The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies engaged in the manufacture, production, generation, provision, transmission, sale and distribution of gas, electric energy, and communications equipment and services, and the provision of other utility or utility-related goods and services.

MARKET REVIEW

1999 marked the second year in a row of extreme outperformance of richly valued growth stocks to the detriment of value stocks, whose prices are lower relative to their earnings and book values. While the S&P 500 Stock Index appreciated 21.0% for the year, the growth half of the market, represented by the S&P 500 Barra Growth Index, increased 28.2%, but the value half of the market, as represented by the S&P 500 Barra Value Index, increased only 12.7%. Within the growth category, the only significant sector to lead the market was technology, with the CS First Boston Technology Index rising 134.7% for the year and the Pacific High Technology Index up 116.4%. Technology accounted for two-thirds of the gain in the S&P 500.

The second half of 1999 epitomized these performance trends. Within a 7.7% gain in the S&P 500, the growth half appreciated 15.6% while the value portion was down 1.1%. Additionally, the CS First Boston Technology Index rose 74.8% and the Pacific Stock Exchange High Technology Index gained 62.0%. Thus, the major explanatory variable in the performance of any portfolio was the degree of weighting in the technology sector.

INVESTMENT RESULTS

The Utility Income Portfolio returned 19.4% for 1999 and 5.7% for the second half, comfortably ahead of its benchmarks. The Dow Jones Utility Index declined 6.0% over the year and declined 8.9% over the past six months. The New York Stock Exchange Utility Index, which includes telecommunications and technology stocks in addition to electric and gas utilities, had a gain of 14.6% for the year and 2.5% over the past six months. The Portfolio's relative outperformance can be contributed to the superior stock selection in the telecommunications industry.

INVESTMENT OUTLOOK

Looking forward, we feel that despite the prospect of tightening by the U.S. Federal Reserve, the electric utility sector is quite undervalued in the marketplace. We continue to invest in income-producing securities of higher-growth telecom companies to improve the growth characteristics of the Portfolio and above all, search for attractive investment opportunities on a stock-by-stock basis.

WORLDWIDE PRIVATIZATION PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Worldwide Privatization Portfolio (the "Portfolio") seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.

MARKET REVIEW

During the annual reporting period, equity returns were impressive across all regional markets. These strong returns were driven by a variety of factors. Markets were boosted by telecommunications, technology and media stocks as investors bought into the idea of a "new paradigm" in which technologies, such as the Internet, wireless application protocol and broadband, change the way in which companies and economies operate.

The recovery in global growth was an additional factor that enhanced equity returns. In our view, the world economy is clearly on a growth track. The United States remained buoyant, European countries saw accelerating gross domestic product growth and Japan finally lifted itself out of recession. The outlook for the emerging economies also became increasingly positive. Asia recovered from its earlier financial catastrophe and witnessed renewed strength, while Brazil's implementation of reformist policies following the currency devaluation in the early part of 1999, averted a full-scale crisis in Latin America.

INVESTMENT RESULTS

We recently changed the Portfolio's benchmarks from the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index to the MSCI World ex-USA Index. As the country allocations in the MSCI World ex-USA Index more closely match those maintained over time by the Portfolio, we have determined that it is a more appropriate and accurate gauge of the Portfolio's performance. As you can see, this report shows your Portfolio's investment results as compared to both indices. The Portfolio's next report (for the period ended December 31, 2000) will no longer show results for the MSCI EAFE Index.

During the six-month period ended December 31, 1999, the Portfolio returned 37.51%, significantly outperforming the MSCI World ex-USA Index, which returned 22.57% and the MSCI EAFE Index, which gained 22.27%. The Portfolio's stock selection was the principal reason for the strong investment results. The Portfolio's high relative weighting in telecommunication and cable stocks were major positive factors, as was its exposure to European and Asian technology companies. Investments in Japanese financial companies and emerging market metal and mining stocks also contributed to the Portfolio's outperformance versus its benchmarks. The Portfolio's holdings in utility and tobacco stocks were the only notable negatives impacting the Portfolio's overall stock selection. Asset allocation had a marginally negative impact on performance during the six months ended December 31, 1999. Although we raised the Portfolio's weight in Japanese equity throughout the year, its relative underweight exposure to this market was a mildly negative contributor to returns.

Over the twelve-month period ended December 31, 1999, the Portfolio returned 58.83%, strongly outperforming the MSCI World ex-USA Index benchmark, which returned 28.27%, as well as the MSCI EAFE Index, which returned 27.30%. The Portfolio's high relative weighting in emerging market equities and strong stock selection in the major markets were the major reasons for its outperformance against the MSCI World ex-USA Index and the MSCI EAFE Index.

OUTLOOK

Going forward, we expect that continued economic strength will translate into corporate earnings recovery, upgrades and positive equity market returns. One concern we have is the possibility that global interest rates will continue to rise. Such an increase in interest rates could negatively impact both liquidity and equity markets. However, although the potential for inflationary pressure to creep into the system is an issue, we believe the effects of new technologies (for instance, the Internet and broadband access) will continue to restrain such pressure. We reiterate our view that global economies must continue to liberalize and implement reform policies such as privatization to ensure that the recovery we have seen is not hindered. In particular, we anticipate that the Japanese and emerging market economies have large restructuring efforts ahead.

In our view, the signs for privatization are excellent. Global privatization activity during 1999 was very strong, with global proceeds amounting to 1998 levels of $145 billion. Western European countries continued to dominate the process and accounted for 45% of the 1999 total, while Asia accounted for 25%. One noticeable trend was the increase in emerging market privatization deals. We expect this trend to continue in 2000 as the world's developing economies restructure and embrace privatization. At the industry level, telecommunication and utility transactions led the way. However, the expansion of industry representation is noticeable as gov-

WORLDWIDE PRIVATIZATION PORTFOLIO
(continued)                               Alliance Variable Products Series Fund
================================================================================

ernments extend their privatization programs. In 2000, we forecast that global privatization revenues will amount to approximately $145 billion.

We expect the Portfolio will be a beneficiary of the continued strength in privatization activity and we look forward to participating in the most attractive deals the market offers. We maintain our aim of providing a well-diversified core international Portfolio with exposure to the most exciting and rapidly growing area of the financial markets. Presently, the Portfolio maintains positions in approximately 40 countries with close to 100 different issues and representation in over 40 different industries.

GLOBAL BOND PORTFOLIO                     Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Global Bond Portfolio seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. dollar and a range of foreign currencies.

MARKET REVIEW

The global economy is on the mend, and the United States deserves much of the credit. U.S. growth was up 5.8% during the fourth quarter of 1999, and up 4% for the calendar year. Two-and-a-half million new jobs were created during 1999, with unemployment at a thirty-year low of 4.1%. U.S. consumers are confident and it shows in their spending, which grew at a 5% rate during the fourth quarter. Private demand is increasing in Europe, a development that will support export-led recoveries in East Asia (including Japan) and Latin America. The rise in commodity prices, led by oil, has started to flow through to U.S. inflation. Consumer Price Index ("CPI") moved above 2.5% on a year-over-year basis during the fourth quarter versus 2% during the first nine-months of 1999. These developments, together with continuing economic strength, have sparked inflation concerns in the United States, pushed-up bond yields and triggered three 25 basis-point (bp) interest rate hikes by the U.S. Federal Reserve during 1999. The weakness in U.S. bond prices spread throughout much of the industrialized world this year, although not always with the same inflationary justification.

The non-U.S. dollar government bond sector returned 2.48% for 1999. The two biggest stories during 1999 in the non-U.S. dollar government bond sector, were the unexpected strength of the European economic recovery and the stubborn economic weakness in Japan. In local currency terms, European government bonds returned -2.36%, which underperformed U.S. governments returns of -2.23% during 1999. Positive non-U.S. dollar returns were attributable to the positive cost of hedging. The results for Japanese government bonds ("JGBs") were very much the exception. With a recovery dependent on public spending, with official agencies pressured into buying bonds to support that spending, and with banks, seeing no private credit demand, investing all their surplus funds in JGBs, Japanese government bonds rallied. In local currency terms, JGBs were up 5.01% for the year; the fourth quarter prices were more stable and the total return was only 0.38%. However, with short-term interest rates near zero, hedging gains were sizable. Hedged JGBs produced a strong 10.59% gain for the calendar year.

Emerging market debt was the standout best performer among the fixed-income sectors during 1999. With a total return for the year of 25.97%, (19.70% excluding Russia) and a fourth-quarter gain of 12.58% (9.60% excluding Russia), emerging-market debt far outdistanced its fixed-income competition and rivaled U.S. equity benchmarks (Dow Jones Industrial Average, 25.22%; S&P 500, 19.52%). The annual results for 1999 were in part, generated by the low-end 1998 starting point. The JP Morgan Emerging Markets Bond Index-Plus did not regain its high of May 1998 until the middle of December 1999. The big three Latin markets of Argentina, Brazil, and Mexico, which together account for roughly two-third's of the index, scored impressive results of 12.97%, 40.68%, and 15.30%, respectively for the year. While the diversity of countries within the emerging-market universe is considerable and the asset-class continues to grow and evolve, we believe that ongoing reforms and a favorable global economic backdrop will make this sector the best performing sector of dollar-denominated, fixed-income securities for many months to come.

INVESTMENT RESULTS

The Portfolio's total return for the twelve-month period ended December 31, 1999 was -6.11% compared to the Salomon Smith Barney World Government Bond Index (unhedged) return of -4.27%. The Portfolio underperformed its benchmark over the twelve-month period ended December 31, 1999 as a result of our underweighting of the Japanese market. Japan was the top performing developed government bond market during the twelve-month period. Bond prices in Japan rose as the Japanese central bank maintained a loose monetary policy in order to lift the Japanese economy out of its worst recession in its postwar history.

INVESTMENT OUTLOOK

Looking ahead to the next twelve months, we foresee continued good growth in the United States, 3.5% growth in Europe, and another disappointing year for Japan with positive growth dependent on public spending. U.S. trend growth is now approaching a productivity-led 4% and Euroland has started down that same path. Despite wishful thinking to the contrary, necessary corporate and financial restructuring in Japan is far from complete and growth will be restrained accordingly.

The Federal Reserve has signaled its inflationary concerns and we expect additional tightenings in 2000. Although the inflation risks are clearly smaller in Euroland, the European Central Bank ("ECB") appears intent on making a similar rate statement within the next three to six months.

GLOBAL BOND PORTFOLIO
(continued)                               Alliance Variable Products Series Fund
================================================================================

We believe that the near-term risks for global bond yields remain tilted in an upward direction. However, much of the economic good news has been discounted and we expect most bond markets to slightly outperform cash on a local-currency basis during the next six months. In the United States, and in Germany and Japan on a currency-hedged basis, we look for annualized returns on government bonds in the vicinity of 6%.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO        Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Global Dollar Government Portfolio seeks a high level of current income through investing its assets in U.S. and non-U.S. fixed-income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high-yield, high-risk securities that are low-rated (i.e., below investment grade), or of comparable quality and unrated, and that are considered to be predominantly speculative as regards to the issuer's capacity to pay interest and repay principal.

MARKET REVIEW

The global economy is on the mend, and the United States deserves much of the credit. U.S. growth was 5.8% during the fourth quarter of 1999, and 4% for the calendar year. Two-and-a-half million new jobs were created during 1999, and unemployment is at 4.1%, a thirty-year low. U.S. consumers are confident and it shows in their spending, which grew at a 5% rate during the fourth quarter. Private demand is increasing in Europe, a development that will support export-led recoveries in East Asia (including Japan) and Latin America. The rise in commodity prices, led by oil, has started to flow through to U.S. inflation. The Consumer Price Index moved above 2.5% on a year-over-year basis during the fourth quarter versus 2% during the first nine months of 1999. These developments, together with continuing economic strength, have sparked inflation concerns in the United States, pushed-up bond yields and triggered three 25 basis-point (bp) interest rate hikes by the U.S. Federal Reserve during 1999. The weakness in U.S. bond prices spread throughout much of the industrialized world this year, although not always with the same inflationary justification.

Emerging market debt was the standout best performer among the fixed-income sectors during 1999. With a total return for the year of 25.97%, (19.70% excluding Russia) and a fourth-quarter gain of 12.58% (9.60% excluding Russia), emerging-market debt far outdistanced its fixed-income competition and rivaled U.S. equity benchmarks (Dow Jones Industrial Average, 25.22%; S&P 500 Stock Index, 19.52%). The annual results for 1999 were in part, generated by the low, end-1998 starting point; the JP Morgan Emerging Markets Bond Index-Plus (the "JPM EMBI+") did not regain its high of May 1998 until the middle of December 1999. The big three Latin markets of Argentina, Brazil, and Mexico -- which together account for roughly two-third's of the index -- scored impressive results of 12.97%, 40.68%, and 15.30% respectively for the year. While the diversity of countries within the emerging market universe is considerable and the asset class continues to grow and evolve, we believe that ongoing reforms and a favorable global economic backdrop will make this sector the best performing sector of dollar-denominated fixed-income securities for many months to come.

INVESTMENT RESULTS

Over the twelve-month period ended December 31, 1999, your Portfolio returned 26.08% as compared to the JPM EMBI+ return of 25.97%. Overall, emerging market debt performed well in 1999 as global economic growth improved and commodity prices firmed. Our security selection within this sector helped your Portfolio outperform its benchmark. In particular, our holdings in Russia, Brazil, Bulgaria, Turkey and Mexico enhanced performance for the year.

Overall, emerging market debt performed well in 1999 as global economic growth improved and commodity prices firmed. The emerging market debt sector outperformed all other bond market sectors with most individual countries posting positive returns during the twelve-month period. Russia posted the highest returns at 162.3% due to progress made in the restructuring of default debt and rising oil prices. Brazil posted a 40.7% return as a result of the cut in interest rates and the devaluing of the real by the Central Bank. Bulgaria returned 27.3%, also outperforming the index, adhering to strict International Monetary Fund ("IMF") reform guidelines and aggressive economic reforms. Fiscal reforms, an IMF package, and the growing probability of membership in the European Union have caused Turkish bonds to perform well, gaining 21.8%, as represented within the JP Morgan Global Bond Index ("JPM GBI").

Other emerging market countries represented within the JPM GBI that have demonstrated positive returns are Mexico with returns of 15.3%, Argentina at 12.8% and the Philippines at 10.3%. Ecuador was the worst performing country, posting a -28.4% return due to the government's debt default in August.

OUTLOOK

We expect the U.S. economy to remain relatively strong and the global economy to continue to recover. We expect long-term interest rates will trend up modestly from current levels in this environment. Emerging European countries are enjoying healthy recoveries in the aftermath of the Russian economic turmoil and the Asian crisis. We forecast 3.5% growth for this region in 2000. Even though inflation risk is smaller than that of the U.S., we believe that the European Central Bank is intent on making a similar rate statement within the next three to six months.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
(continued)                               Alliance Variable Products Series Fund
================================================================================

With improving global growth and liquidity conditions, East Asia we expect growth to reach 6.5% in 2000 following similar pace in 1999. Labor markets conditions are improving, boosting consumer spending, while export earnings are driving investment expenditures. The Latin American region will continue its recovery momentum into 2000 as we look for this region to head toward 4.0% growth with moderate inflation over the next twelve months.

HIGH YIELD PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The High Yield Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high-yield, fixed-income securities. The Portfolio invests substantially all of its assets in higher yielding, higher-risk, fixed-income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

MARKET REVIEW

During 1999, the high-yield market, as represented by the CS First Boston High Yield Index, recorded its second consecutive year of weak performance, returning 3.28%. However, the high-yield sector outperformed all other domestic fixed-income sectors. The chief reason for the poor performance of fixed-income securities was the recovery of global economic growth and the related world-wide central bank policy shift from monetary easing to monetary tightening. In 1999, the U.S. Federal Reserve led the shift in policy by fully reversing the 75 basis points of easing it enacted in 1998 in response to the global liquidity crisis.

Along with rising interest rates, liquidity concerns related to Y2K and large corporate debt issuance in the summer months hurt the performance of all non-Treasury securities. In addition, the high-yield sector was hurt by rising default rates and mutual fund outflows. New issuance fell 30% from 1998's record level and default rates (above 4%) reached heights never seen in an expansionary economic environment. Most of the defaults were concentrated in the energy and health care sectors. Low oil prices at the beginning of the year hurt energy companies, while government cuts to medicare reimbursement rates hurt health care companies.

The best performing industry sectors included paper and packaging, utilities and cable, while health care, refining and consumer manufacturing were among the worst performing. For the year, double-B-rated securities outperformed single-B-rated securities, as excess supply and reduced liquidity caused investors to focus on larger, more liquid securities.

INVESTMENT RESULTS

The Portfolio returned -2.58% for the twelve-month period ended December 31, 1999, underperforming the 3.28% return of its benchmark as represented by the CS First Boston High Yield Index.

Our style of investing, which has emphasized higher-yielding, single-B-rated securities, negatively impacted performance in 1999. Supply and reduced liquidity have caused investors to focus on larger, more liquid issues. Many small- to medium-size companies that the Portfolio owns have been overlooked and are just beginning to again attract attention. New single-B issues have been priced to yield 2% to 4% more than mid-1998 levels, slowly repricing the secondary market. Negative credit events have also had a negative impact on the portfolio. We have had a number of companies report "down" or "poor" operating results. The market's reaction has been devastating as sellers appear and no buyers surface, driving down security prices to default or near default levels.

OUTLOOK

The underlying fundamentals of a growing economy low inflation and relatively low (though trending upwards) interest rates remain supportive of high yield. Another strong year in the equity markets could engender some re-balancing of portfolios in 2000 toward fixed income, and high yield in particular, thereby improving demand. High-yield structured products such as collateralized debt obligations will continue to increase their market share and we can expect those cash inflows to add strength to the market. Issuance may be strong; though it is still a little early to tell. We expect that most of the calendar will consist of large, liquid deals, as smaller companies trying to tap the market are having a difficult time. Europe will also be a focal point in 2000 as the market's rapid growth continues. The entry of new investors and more cash are also favorable for demand.

NORTH AMERICAN GOVERNMENT
INCOME PORTFOLIO                          Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The North American Government Income Portfolio seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issues or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. dollar.

MARKET REVIEW

The global economy is on the mend, and the United States deserves much of the credit. U.S. growth was 5.8% during the fourth quarter of 1999, and 4% for the calendar year. Two-and-a-half million new jobs were created during 1999, and unemployment is at 4.1%, a thirty-year low. U.S. consumers are confident and it shows in their spending, which grew at a 5% rate during the fourth quarter. Private demand is increasing in Europe, a development that will support export-led recoveries in East Asia (including Japan) and Latin America. The rise in commodity prices, led by oil, has started to flow through to U.S. inflation. The Consumer Price Index ("CPI") moved above 2.5% on a year-over-year basis during the fourth quarter versus 2% during the first nine months of 1999. These developments, together with continuing economic strength, have sparked inflation concerns in the United States, pushed-up bond yields and triggered three 25 basis-point (bp) interest rate hikes by the U.S. Federal Reserve during 1999. The weakness in U.S. bond prices spread throughout much of the industrialized world this year, although not always with the same inflationary justification.

With the notable exception of emerging-market debt, 1999 was a poor year for U.S. dollar-denominated fixed income. Among the traditional sectors, mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities posted the best returns during the fourth quarter and the year. The prepayment risk embedded in many of these securities, as well as their generally shorter durations, helped cushion their price declines in the rising interest rate environment. U.S. government bonds posted the worst returns during the fourth quarter and the year. The investment-grade corporate sector also posted an unusual loss of -1.96% for the year. Among the non-traditional sectors, non-U.S. dollar government bonds hedged into U.S. dollars managed 2.48% gain for the year and almost half of that (1.13%) came during the fourth quarter, but that return was more than accounted for by the hedged performance of Japanese government bonds ("JGBs"). Canadian government bonds performed poorly (-1.44%) in 1999, as economic growth was stronger than anticipated and the Bank of Canada raised official interest rates.

Emerging market debt was the standout best performer among the fixed-income sectors during 1999. With a total return for the year of 25.97%, (19.70% excluding Russia) and a fourth-quarter gain of 12.58% (9.60% excluding Russia), emerging-market debt far outdistanced its fixed-income competition and rivaled U.S. equity benchmarks (Dow Jones Industrial Average, 25.22%; S&P 500 Stock Index, 19.52%). However, these annual results for 1999 were partially attributed to the low, end-1998 starting point. In particular, the JP Morgan Emerging Markets Bond Index-Plus (the "JPM EMBI+") did not regain its high of May 1998 until the middle of December 1999. The big three Latin markets of Argentina, Brazil, and Mexico, which together account for roughly two-thirds of the JPM EMBI+, scored impressive results of 12.97%, 40.68%, and 15.30%, respectively, for 1999. While the diversity of countries within the emerging-market universe is considerable and the asset class continues to grow and evolve, we believe that ongoing reforms and a favorable global economic backdrop will make this sector the best performing sector of dollar-denominated fixed-income securities for many months to come.

In the emerging markets, recovery took hold in Latin America during the fourth quarter of 1999. Growth in this region appeared to have surpassed the 5.0% annualized rate, with the largest jumps seen in Chile and Peru, as these two countries have the greatest exposure to Asia's growth. The Brazilian economy appeared to have hit bottom in the second quarter of 1999, while weakness in Argentina lingered into the third quarter. Nevertheless, both economies showed strong improvements during the final months of 1999. Mexico continued to coast along at 3.0%-plus growth, avoiding the painful sting of a recession.

In Mexico, exports were boosted by the booming U.S. economy and by the sharp increase in international oil prices. The tight labor market coupled with recent expansion manifested in the form of lower unemployment figures and higher wages. The rapid decline in the rate of inflation along with diminishing fear of expected inflation encouraged consumer spending. Argentinean bonds ended the year with a 12.97% return as the economic recovery picked up in the fourth quarter. Argentina

                                          Alliance Variable Products Series Fund
================================================================================

entered 1999 in the midst of a recession and further deteriorated with Brazil's devaluation in January. Market sentiment did improve prior to the presidential election in late October, which resulted in the victory of Fernando De La Rua, leader of the opposition party, the Alianza, with 48.50% of the vote. The Alianza victory in the presidential election represented a turning point in local politics and marked the return to power of middle-class parties. Nonetheless, the new administration now faces the arduous task of setting into motion the initiatives for labor and fiscal reforms, measures against tax evasion and other structural reforms that have been inherited from the previous Menem administration.

INVESTMENT RESULTS

We compare your Portfolio's performance to the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of the overall U.S. bond market, and the Lehman Brothers Intermediate-Term Government Bond Index, which measures the performance of U.S. bonds in the one-to-ten-year maturity range.

During the twelve-month period ended December 31, 1999, your Portfolio substantially outperformed both benchmarks, returning 8.90% versus -0.82% for Lehman Brothers Aggregate Bond Index and 0.49% for the Lehman Brothers Intermediate-Term Government Bond Index. Your Portfolio's increased exposure to Argentina and Mexico boosted performance, as emerging market debt was the standout performer among the fixed-income sectors during 1999. The overall outperformance of your Portfolio is attributable to the fact that both Lehman indices reflect U.S.-based government securities, which performed poorly in comparison to the global bond markets. As mentioned previously, Argentina, Brazil and Mexico, which together account for roughly two-thirds of the JPM EMBI+, returned 12.97%, 40.68% and 15.30%, respectively, for the year.

OUTLOOK

Our near-term outlook for financial markets assumes that the U.S. economy will stay relatively strong and that the global economy will continue to recover. The risk of tighter monetary policy in the U.S. remains. Stronger global growth coupled with firm commodity prices will continue to provide the environment necessary for emerging countries to gradually improve their credit profiles. The regional momentum is carrying into 2000 and we look for Latin America to head toward 4.0% growth with moderate inflation over the next twelve months.

Higher bond yields are cooling overheated U.S. domestic demand and we believe further rate increases will help to restore a more balanced domestic/foreign mix over the next six months. Canada's strong economy will also build up pressure for the Bank of Canada to implement stricter monetary policy measures in order to keep inflation in check and in the process, improving the prospect for the Canadian dollar.

On-going reforms within the emerging markets and favorable economic conditions will keep this sector the best performing sector of dollar-denominated fixed-income securities for many months to come. In Latin America, Brazil continues to exceed expectations for fiscal reform, while Mexico is expected to move to investment-grade status in the year 2000. Argentina's new government faces the daunting task to get Argentina's economy on track with the rest of the region. Mr. De La Rua's administration is expected to implement new initiatives to increase competition by further deregulating the labor market. Negotiations with the International Monetary Fund will be necessary to set in motion economic reform measures remaining from the previous administration, gaining credibility with the international capital markets. We remain positive in our view on Mexico and Argentina as economic policy in each country remains strong and their long-term trend toward improving credit fundamentals remain in tact.

SHORT-TERM MULTI-MARKET PORTFOLIO         Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Short-Term Multi-Market Portfolio seeks the highest level of current income consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

MARKET REVIEW

The global economy is on the mend, and the United States deserves much of the credit. U.S. growth was 5.8% during the fourth quarter of 1999, and 4% for the calendar year. Two-and-a-half million new jobs were created during 1999, and unemployment is at 4.1%, a thirty-year low. U.S. consumers are confident and it shows in their spending, which grew at a 5% rate during the fourth quarter. Private demand is increasing in Europe, a development that will support export-led recoveries in East Asia (including Japan) and Latin America. The rise in commodity prices, led by oil, has started to flow through to U.S. inflation. The Consumer Price Index ("CPI") moved above 2.5% on a year-over-year basis during the fourth quarter versus 2% during the first nine months of 1999. These developments, together with continuing economic strength, have sparked inflation concerns in the United States, pushed-up bond yields and triggered three 25 basis-point (bp) interest rate hikes by the U.S. Federal Reserve during 1999. The weakness in U.S. bond prices spread throughout much of the industrialized world this year, although not always with the same inflationary justification.

The non-U.S. dollar government bond sector returned 2.48% for 1999. The two biggest stories during 1999 in the non-U.S. dollar government bond sector were the unexpected strength of the European economic recovery and the stubborn economic weakness in Japan. In local currency terms, European government bonds (-2.36%) underperformed U.S. governments (-2.23%) during 1999. Positive non-U.S. dollar returns were attributable to the positive cost of hedging. The results for Japanese government bonds ("JGBs") were very much the exception. With a recovery dependent on public spending, with official agencies pressured into buying bonds to support that spending, and with banks, seeing no private credit demand, investing all their surplus funds in JGBs, Japanese government bonds rallied. In local currency terms, JGBs were up 5.01% for the year; the fourth quarter prices were more stable and the total return was only 0.38%. However, with short-term interest rates near zero, the hedging gains were sizable. Hedged JGBs produced a strong 10.59% gain for the 1999 calendar year.

INVESTMENT RESULTS

The Portfolio's total return for the twelve-month period ended December 31, 1999 was 3.51% compared to the Merrill Lynch 1-3 Year Treasury Index return of 3.06%. Our use of foreign securities helped your Portfolio outperform its U.S.-only benchmark. In particular, our holdings in Japan, which was the best performing developed government bond market in 1999, boosted the Portfolio's relative returns.

OUTLOOK

Looking ahead to the next twelve months, we foresee continued good growth in the United States, 3.5% growth in Europe, and another disappointing year for Japan with positive growth dependent on public spending. U.S. trend growth is now approaching a productivity-led 4% and Euroland has started down that same path. Despite wishful thinking to the contrary, necessary corporate and financial restructuring in Japan is far from complete and growth will be restrained accordingly.

We believe that the near-term risks for global bond yields remain tilted in an upward direction. However, much of the economic good news (bad news for bonds) has been discounted and we expect most bond markets to slightly outperform cash on a local-currency basis during the next six months. In the United States, and in Germany and Japan on a currency-hedged basis, we look for annualized returns on government bonds in the vicinity of 6%.

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                      Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The U.S. Government/High Grade Securities Portfolio seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. government securities and other high-grade debt securities.

MARKET REVIEW

The global economy is on the mend, and the United States deserves much of the credit. U.S. growth was 5.8% during the fourth quarter of 1999, and 4% for the calendar year. Two-and-a-half million new jobs were created during 1999, and unemployment is at a thirty-year low of 4.1%. U.S. consumers are confident and it shows in their spending, which grew at a 5% rate during the fourth quarter. Private demand is increasing in Europe, a development that will support export-led recoveries in East Asia (including Japan) and Latin America. The rise in commodity prices, led by oil, has started to flow through to U.S. inflation:
Consumer Price Index ("CPI") moved above 2.5% on a year-over-year basis during the fourth quarter versus 2% during the first nine-months of 1999. These developments, together with continuing economic strength, have sparked inflation concerns in the United States, pushed-up bond yields and triggered three 25 basis-point (bp) interest rate hikes by the U.S. Federal Reserve during 1999. The weakness in U.S. bond prices spread throughout much of the industrialized world this year, although not always with the same inflationary justification.

1999 was a poor year for U.S. dollar-denominated fixed income. Among the traditional sectors, mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities posted the best returns during the fourth quarter and the year. The prepayment risk embedded in many of these securities, as well as their generally shorter durations, helped cushion their price declines in the rising interest rate environment. U.S. government bonds posted the worst returns during the fourth quarter and the year. The investment-grade corporate sector also posted an unusual loss of -1.96% for the year.

Corporate bond volatility moderated in the fourth quarter as continued economic growth, ebullient equity markets and moderate new issue supply underpinned demand, allowing for an impressive spread rally. BBB-rated corporate bonds and Yankee corporate bonds fared best in 1999, outperforming Treasuries by 174 basis points (bps) and 157 bps, respectively, in 1999. The industrial sector fared worst during the year, lagging utilities and finance. Ten-year swap spreads (the difference in yield between credit sensitive and risk free assets) closed the year at 80 bps, well inside their summer highs of 110 bps, evidencing lower investor concern with credit.

INVESTMENT RESULTS

For the twelve-month period ended December 31, 1999, the Portfolio returned -2.45% compared with -2.14% for its benchmark, a blend of 67% Lehman Brothers Government Bond Index and 33% Lehman Brothers Corporate Bond Index. While the Portfolio was correctly positioned for higher interest rates throughout the year, wider spreads in the summer caused by Y2K concerns contributed negatively to performance in 1999. Most of this underperformance was recaptured by late in the year, and we are confident that this strategy will, over the long run, prove benefical to long-term performance.

OUTLOOK

Our near-term outlook for financial markets assumes that the U.S. economy will stay relatively strong and that the global economy will continue to recover. Higher bond yields are cooling overheated U.S. domestic demand, and we believe further increases will help to restore a more balanced domestic/foreign mix over the next six months. While the U.S. Federal Reserve left the Federal Funds Rate target at 5.50% and monetary policy bias unchanged in December, its accompanying statement stressing "inflationary imbalances" and the possibility that "increases in demand will continue to exceed the growth in potential supply," was hardly conciliatory. Improving conditions outside the United States should eventually ease the pressure on our external accounts.

With economic growth strong and temporary upward pressure on inflation, we expect long-term interest rates will trend up modestly from current levels in this environment. After widening dramatically during the third quarter of 1999, yield premiums in non-Treasury sectors have narrowed, although not to the levels that were seen in mid-1997. We expect these premiums to narrow somewhat from current levels, but not to return to the previous tight levels of early 1997. As we have stated previously, corporate security selection will become increasingly important.

Looking ahead, we expect the yield advantage of corporates to buffer otherwise negative return expectations from higher Treasury bond yields. That said, we have modest expectations for generic spread tightening in 2000, reflecting modest earnings growth. Supply of new corporate debt should parallel economic growth and be readily absorbed. Disappointments in earnings will con-

U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO
(continued)                               Alliance Variable Products Series Fund
================================================================================

tinue to lead to material spread widening in specific issues, heightening the importance of superior security selection.

We expect mortgage securities to perform well as demand from banks, insurance companies and government agencies meets a diminished supply of mortgage-backed securities. The combination of strong growth, low inflation and improved liquidity after the passing of Y2K suggests mortgage securities will outperform other fixed-income investments in 2000.

MONEY MARKET PORTFOLIO                    Alliance Variable Products Series Fund
================================================================================

INVESTMENT OBJECTIVE

The Money Market Portfolio seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Portfolio is neither insured nor guaranteed by the U.S. government.

ECONOMIC COMMENTARY

1999 was marked by a series of interest rate hikes as the U.S. Federal Reserve changed from its previously neutral stance to a monetary policy centered around a tightening bias. The first of these 25 basis point (bp) hikes occurred in June 1999, followed by another 25 bp rate hike in August, and a third 25 bp increase in November. The Federal Reserve has maintained its tightening bias going into 2000, as another 25 bp interest rate hike was introduced on February 2, 2000. This has now brought the Federal Funds Rate to 5.75%, a full percentage point higher than at the beginning of 1999. Despite these hikes, however, we believe that it is important to note that U.S. interest rates still remain low when put into a historical perspective.

Following a 2.8% rise in gross domestic product ("GDP") in the first half of 1999, continued growth in the second half (including a substantial 5.8% annualized increase in GDP growth in the fourth quarter) pushed the annualized GDP growth rate for calendar year 1999 to 4%. Although higher interest rates curbed domestic spending in the fourth quarter of 1999, consumer spending remains strong, and America's trade deficit is slowly returning to a better balance. Given these factors, along with the potential for further interest rate hikes, we anticipate U.S. economic growth to be around 3.8% year-on-year for 2000.

The headline Consumer Price Index ("CPI") rate rose 2.7% year-on-year for the period ended December 31, 1999. However, a more significant factor was the sharp increase in oil prices that took place late in 1999, bringing the cost of oil from a twelve-year low of $9.55 per barrel (Brent Crude) to over $26 per barrel. We expect that this will push CPI inflation to above 3% early in 2000, with the possibility of this index even hitting 4% at some future point. In our view, however, this potential surge in the CPI rate will be short-lived, and it will likely decrease with a concurrent relaxation of inflationary tendencies by the middle of the year.

In the labor sector, U.S. wage growth staged a rally in the second half of 1999 after slowing in late 1998 and early 1999. In addition to this, unemployment levels have recently reached a thirty-year low, stabilizing at around 4%. We expect continued strong productivity growth to offset inflationary pressures, while allowing for faster growth, stable interest rates and increases in profits and wages. In response to this strong growth scenario, we expect that the Federal Reserve will likely remain alert until growth tapers off and the "productivity dividend" becomes apparent.

The recovery from the global economic and financial crisis of 1997/1998 continues to proceed at a rapid pace. Signs of recovery in Asia, and Japan in particular, are clearly evident, while there are grounds for optimism regarding Latin America as the reform process there continues amid stabilizing economic performance.

INVESTMENT RESULTS

For the six- and twelve-month periods ended December 31, 1999, the Portfolio returned 2.46% and 4.69%, respectively. During the same six- and twelve-month reporting period, the total returns for the Portfolio's benchmark, the Salomon Smith Barney 3-month Treasury Bill Index, were 2.44% and 4.74%, respectively. The Portfolio's seven-day annualized yield for the period was 5.29%.

INVESTMENT RESULTS                        Alliance Variable Products Series Fund
================================================================================

INVESTMENT RESULTS AS OF DECEMBER 31, 1999

Listed below are the Portfolios' average annual total returns for the one-year, five-year (where applicable) and since-inception periods ended December 31, 1999.

ASSET ALLOCATION PORTFOLIOS
Conservative Investors Portfolio
o One Year                                  5.04%
o Five Years                               10.13%
o Since Inception (10/94)                   9.91%

Growth Investors Portfolio
o One Year                                 16.28%
o Five Years                               16.87%
o Since Inception (10/94)                  15.92%

Total Return Portfolio
o One Year                                  6.53%
o Five Years                               16.54%
o Since Inception (12/92)                  12.40%

COMMON STOCK/EQUITY SECURITIES
PORTFOLIOS
Growth and Income Portfolio
o One Year                                 11.37%
o Five Years                               23.91%
o Since Inception (1/91)                   15.48%

Growth Portfolio
o One Year                                 34.47%
o Five Years                               31.35%
o Since Inception (9/94)                   30.61%

International Portfolio
o One Year                                 40.23%
o Five Years                               14.05%
o Since Inception (12/92)                  13.99%

Premier Growth Portfolio
o One Year                                 32.32%
o Five Years                               36.03%
o Since Inception (6/92)                   26.31%

Quasar Portfolio
o One Year                                 17.08%
o Since Inception (8/96)                   10.63%

Real Estate Investment Portfolio
o One Year                                 -5.11%
o Since Inception (1/97)                   -1.79%

Technology Portfolio
o One Year                                 75.71%
o Since Inception (1/96)                   35.93%

Utility Income Portfolio
o One Year                                 19.40%
o Five Years                               19.50%
o Since Inception (5/94)                   16.99%

Worldwide Privatization Portfolio
o One Year                                 58.83%
o Five Years                               20.70%
o Since Inception (9/94)                   19.77%

INCOME-ORIENTED PORTFOLIOS
Global Bond Portfolio
o One Year                                 -6.11%
o Five Years                                7.40%
o Since Inception (7/91)                    6.85%

Global Dollar Government Portfolio
o One Year                                 26.08%
o Five Years                               11.42%
o Since Inception (5/94)                    9.69%

High Yield Portfolio
o One Year                                 -2.58%
o Since Inception (10/97)                  -1.42%

North American Government
Income Portfolio
o One Year                                  8.90%
o Five Years                               12.59%
o Since Inception (5/94)                    8.54%

Short-Term Multi-Market Portfolio
o One Year                                  3.51%
o Five Years                                6.13%
o Since Inception (11/90)                   4.19%

U.S. Government/High-Grade
Securities Portfolio
o One Year                                 -2.45%
o Five Years                                7.01%
o Since Inception (9/92)                    5.27%

SHORT-TERM INCOME PORTFOLIOS
Money Market Portfolio
o One Year                                  4.69%
o Annualized 7-Day Yield                    5.29%

--------------------------------------------------------------------------------
Total returns are based on net asset value performance and reflect investment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Money Market Portfolio yield is an annualized 7-day compound return as of December 31, 1999.

                                          Alliance Variable Products Series Fund
================================================================================

ALLIANCE VARIABLE PRODUCTS SERIES FUND
GROWTH OF A $10,000 INVESTMENT

  [The following tables were depicted as line graphs in the printed material.]

CONSERVATIVE INVESTORS PORTFOLIO
10/31/94* TO 12/31/99

  30% S&P 500/70% LB Gov't/Corp Bond Index:         $20,560
  Conservative Investors Portfolio:                 $16,312
  LB Gov't/Corp Bond Index:                         $14,496


GROWTH & INCOME PORTFOLIO
10/31/94* TO 12/31/99

  S&P 500:                                          $34,320
  70% S&P 500/30% LB Gov't/Corp Bond Index:         $28,491
  Growth Investors Portfolio:                       $21,500

TOTAL RETURN PORTFOLIO
12/31/92* TO 12/31/99

  60% S&P 500/40% LB Gov't/Corp
   Bond Index:                                      $29,662
  Lipper Flexible Portfolio
   Funds Average:                                   $22,838
  Total Return Portfolio:                           $22,695

GROWTH & INCOME PORTFOLIO
1/31/91* TO 12/31/99

  S&P 500:                                          $52,625
  Lipper Growth & Income Funds Average:             $38,243
  Growth & Income Portfolio:                        $36,283

GROWTH PORTFOLIO
9/30/94* TO 12/31/99

  Growth Portfolio:                                 $41,094
  Russell 1000 Growth:                              $41,013
  S&P 500:                                          $35,089

INTERNATIONAL PORTFOLIO
12/31/92* TO 12/31/99

  Lipper International Funds Average:               $28,483
  MSCI EAFE:                                        $26,647
  International Portfolio:                          $25,034

                                          Alliance Variable Products Series Fund
================================================================================

ALLIANCE VARIABLE PRODUCTS SERIES FUND
GROWTH OF A $10,000 INVESTMENT

  [The following tables were depicted as line graphs in the printed material.]

PREMIER GROWTH PORTFOLIO
6/30/92* TO 12/31/99

  Premier Growth Portfolio:                         $57,933
  Russell 1000 Growth Index:                        $48,021
  S&P 500:                                          $42,397

QUASAR PORTFOLIO
8/31/96* TO 12/31/99

  Russell 2000 Index:                               $15,805
  Quasar Portfolio:                                 $14,083

REAL ESTATE INVESTMENT PORTFOLIO
1/31/97* TO 12/31/99

  S&P 500:                                          $19,535
  Real Estate Investment Portfolio:                 $9,448
  NAREIT Index:                                     $9,358

TECHNOLOGY PORTFOLIO
1/31/96* TO 12/31/99

  PSE High-Tech Index:                              $47,068
  Technology Portfolio:                             $33,627

UTILITY INCOME PORTFOLIO
5/31/94* TO 12/31/99

  S&P 500:                                          $35,903
  NYSE Utility Index:                               $24,714
  Utility Income Portfolio:                         $23,609

WORLDWIDE PRIVATIZATION PORTFOLIO
9/30/94* TO 12/31/99

  Worldwide Privatization Portfolio:                $25,871
  MSCI World ex-USA Index:                          $18,561
  MSCI EAFE Index:                                  $18,372

                                          Alliance Variable Products Series Fund
================================================================================

ALLIANCE VARIABLE PRODUCTS SERIES FUND
GROWTH OF A $10,000 INVESTMENT

  [The following tables were depicted as line graphs in the printed material.]

GLOBAL BOND PORTFOLIO
7/31/91* TO 12/31/99

  SSB World Gov't Bond Index:                       $19,093
  Global Bond Portfolio:                            $17,499

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
5/31/94* TO 12/31/99

  JP Morgan Emerging Markets Bond Index Plus:       $21,020
  Global Dollar Government Portfolio:               $16,843

HIGH YIELD PORTFOLIO
10/31/97* TO 12/31/99

  CS First Boston High Yield Index:                 $10,557
  High Yield Portfolio:                             $9,692

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
5/31/94* TO 12/31/99

  North American Government
   Income Portfolio:                                $15,655
  LB Aggregate Bond Index:                          $14,624
  LB Intermediate Gov't Bond Index:                 $14,078

SHORT-TERM MULTI-MARKET PORTFOLIO
11/30/90* TO 12/31/99

  ML 1-3 Year Treasury Index:                       $17,456
  Lipper Global Income Funds Average:               $15,145
  Short-Term Multi-Market Portfolio:                $14,527

U.S. GOVERNMENT/HIGH-GRADE
SECURITIES PORTFOLIO
9/30/92* TO 12/31/98

  67% LB Gov't Bond Index/33% LB Corp.
   Bond Index:                                      $15,537
  U.S. Gov't/High Grade Securities
   Portfolio:                                       $14,542

Past performance is no guarantee of future results.

These charts illustrate the total value of an assumed $10,000 investment in each Portfolio as compared to the performance of an appropriate broad-based index for the time frames indicated for each Portfolio. Performance results for each Portfolio represent the Portfolio's total return at net asset value. An investor cannot invest directly in an index or average.

* Month-end closest to Portfolio inception. Inception dates for the Portfolios are: 10/28/94 Conservative Investors; 1/14/91 Growth & Income; 10/28/94 Growth Investors; 9/15/94 Growth; 12/28/92 Total Return; 12/28/92
      International; 6/26/92 Premier Growth; 7/15/91 Global Bond; 5/10/94 Utility Income; 5/2/94 Global Dollar Government; 9/23/94 Worldwide Privatization; 5/3/94 North American Government Income; 9/17/92 U.S. Government/High-Grade Securities; 11/28/90 Short-Term Multi-Market; 1/11/96 Technology; 8/5/96 Quasar; 1/9/97 RealEstate Investment; 10/27/97 High Yield.

THE BENCHMARKS                            Alliance Variable Products Series Fund
================================================================================

The benchmarks described below represent unmanaged indices; the Lipper Averages include funds that have generally similar investment objectives to the respec-tive Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

CS First Boston High Yield Index -- Credit Suisse First Boston High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market.

DJ Utility -- The Dow Jones Utility Average is a price-weighted average that consists of actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

JPM EMBI-Plus -- The JP Morgan Emerging Markets Bond Index-Plus tracks returns for external-currency-denominated debt instruments of the emerging markets including Brady bonds, loans, Eurobonds, and U.S. dollar-denominated local market instruments. Countries covered are Argentina, Brazil, Bulgaria, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Phillipines, Poland, Russia and Venezuela.

LB Aggregate -- The Lehman Brothers Aggregate Bond Index is composed of the Mortgage-Backed and Asset-Backed Securities Indices, and the
Government/Corporate Bond Index.

LB Corp. Bond -- The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds.

LB Gov't/Corp. Bond -- The Lehman Brothers Government/Corporate Bond Index represents a combination of the two indices.

LB Gov't Bond -- The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB Intermediate-Term Gov't Bond -- The Lehman Brothers Intermediate-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

LB Long-Term Gov't Bond -- The Lehman Brothers Long-Term Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of 10 years or more.

Lipper Growth and Income Funds Average -- The Lipper Growth and Income Funds Average reflects performance of 100 mutual funds.

Lipper Flexible Portfolio Funds Average -- The Lipper Flexible Portfolio Funds Average reflects performance of 208 mutual funds.

Lipper International Funds Average -- The Lipper International Funds Average reflects performance of 100 mutual funds.

Lipper Global Income Funds Average -- The Lipper Global Income Funds Average reflects performance of 21 mutual funds.

ML 1-3 Year Treasury -- The Merrill Lynch 1-3 Year Treasury Index is composed of U.S. Treasury securities with maturities of between one and three years.

MSCI EAFE -- The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 21 countries within Europe, Australia and the Far East.

MSCI World ex-USA -- The Morgan Stanley Capital International World ex-USA Index is an unmanaged, market capitalization-weighted index that measures the performance of stock markets in 21 countries outside the United States.

NAREIT Index -- The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

NYSE Utility -- The New York Stock Exchange Utility Index is composed of all utility issues traded on the Exchange.

PSE High Technology -- The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

Russell 1000 -- The Russell 1000 Growth Stock Index represents performance of 1000 of the largest U.S. companies by market capitalization.

Russell 2000 -- The Russell 2000 Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

SSB 3-Month Treasury Bill Index -- The Salomon Smith Barney 3-Month Treasury Bill Index represents the average of T-bill rates for each of the prior three months, adjusted to a bond equivalent basis.

SSB World Gov't Bond -- The Salomon Smith Barney World Government Bond Index represents performance of government bond markets in 14 countries.

S&P 500 -- The Standard and Poor's 500 Stock Index includes 500 stocks and is a common measure of the performance of the overall U.S. stock market.

TEN LARGEST HOLDINGS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Conservative Investors Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                         $   12,031,682                    38.0%
-----------------------------------------------------------------------------------------------------------
Federal National Mortgage Assoc., 5.625%, 5/14/04                4,491,414                    14.2
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 5.50%, 8/15/28                               3,837,645                    12.1
-----------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., 5.75%, 6/15/01                 3,169,171                    10.0
-----------------------------------------------------------------------------------------------------------
Nortel Networks Corp.                                              343,400                     1.1
-----------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                267,734                     0.8
-----------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                   236,540                     0.7
-----------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                              207,375                     0.7
-----------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                    198,422                     0.6
-----------------------------------------------------------------------------------------------------------
Intel Corp.                                                        181,019                     0.6
-----------------------------------------------------------------------------------------------------------
                                                            $   24,964,402                    78.8%
-----------------------------------------------------------------------------------------------------------

Growth Investors Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                         $    5,839,888                    30.9%
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Bond, 5.50%, 8/15/28                               1,023,372                     5.4
-----------------------------------------------------------------------------------------------------------
Nortel Networks Corp.                                              525,200                     2.8
-----------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                428,375                     2.3
-----------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                                   359,953                     1.9
-----------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                              331,800                     1.7
-----------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                    326,813                     1.7
-----------------------------------------------------------------------------------------------------------
Intel Corp.                                                        287,984                     1.5
-----------------------------------------------------------------------------------------------------------
Dell Computer Corp.                                                275,231                     1.4
-----------------------------------------------------------------------------------------------------------
Procter & Gamble Co.                                               262,950                     1.4
-----------------------------------------------------------------------------------------------------------
                                                            $    9,661,566                    51.0%
-----------------------------------------------------------------------------------------------------------

Total Return Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                                         $   12,901,109                    17.2%
-----------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds                                              3,915,226                     5.2
-----------------------------------------------------------------------------------------------------------
Tyco International, Ltd.                                         1,920,425                     2.6
-----------------------------------------------------------------------------------------------------------
Kroger Co.                                                       1,698,750                     2.3
-----------------------------------------------------------------------------------------------------------
First Data Corp.                                                 1,558,275                     2.1
-----------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.                                           1,555,700                     2.1
-----------------------------------------------------------------------------------------------------------
Household International, Inc.                                    1,542,150                     2.1
-----------------------------------------------------------------------------------------------------------
BankAmerica Corp.                                                1,460,457                     1.9
-----------------------------------------------------------------------------------------------------------
Pepsi Bottling Group, Inc.                                       1,366,406                     1.8
-----------------------------------------------------------------------------------------------------------
Noble Drilling Corp.                                             1,365,675                     1.8
-----------------------------------------------------------------------------------------------------------
                                                            $   29,284,173                    39.1%
-----------------------------------------------------------------------------------------------------------

TEN LARGEST HOLDINGS (continued)          Alliance Variable Products Series Fund
================================================================================

Growth and Income Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Tyco International, Ltd.                                    $   21,435,675                     4.0%
-----------------------------------------------------------------------------------------------------------
Household International, Inc.                                   19,686,625                     3.7
-----------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                                 19,510,772                     3.7
-----------------------------------------------------------------------------------------------------------
Kroger Co.                                                      18,029,400                     3.4
-----------------------------------------------------------------------------------------------------------
United Technologies Co.                                         17,719,000                     3.3
-----------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.                                          17,227,850                     3.2
-----------------------------------------------------------------------------------------------------------
First Data Corp.                                                17,145,956                     3.2
-----------------------------------------------------------------------------------------------------------
Noble Drilling Corp.                                            15,169,800                     2.9
-----------------------------------------------------------------------------------------------------------
Pepsi Bottling Group, Inc.                                      14,873,125                     2.8
-----------------------------------------------------------------------------------------------------------
Computer Sciences Corp.                                         13,152,875                     2.5
-----------------------------------------------------------------------------------------------------------
                                                            $  173,951,078                    32.7%
-----------------------------------------------------------------------------------------------------------

Growth Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Mannesmann AG                                               $   34,618,672                     7.5%
-----------------------------------------------------------------------------------------------------------
AT&T Corp. - Liberty Media Group Cl.A                           24,849,577                     5.4
-----------------------------------------------------------------------------------------------------------
Nextel Communications, Inc. Cl.A                                23,402,281                     5.0
-----------------------------------------------------------------------------------------------------------
Sanmina Corp.                                                   17,344,712                     3.7
-----------------------------------------------------------------------------------------------------------
American International Group, Inc.                              15,953,411                     3.4
-----------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.                                              14,579,669                     3.2
-----------------------------------------------------------------------------------------------------------
Global TeleSystems Group, Inc.                                  13,754,556                     3.0
-----------------------------------------------------------------------------------------------------------
Sprint Corp.                                                    13,731,750                     3.0
-----------------------------------------------------------------------------------------------------------
The CIT Group, Inc. Cl.A                                        13,160,030                     2.9
-----------------------------------------------------------------------------------------------------------
International Business Machines Corp.                           12,852,000                     2.8
-----------------------------------------------------------------------------------------------------------
                                                            $  184,246,658                    39.9%
-----------------------------------------------------------------------------------------------------------

International Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Mannesmann AG                                               $    5,096,140                     6.3%
-----------------------------------------------------------------------------------------------------------
United Pan-Europe Communications NV                              4,192,377                     5.1
-----------------------------------------------------------------------------------------------------------
Nokia Corp.                                                      3,662,723                     4.5
-----------------------------------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.                          3,654,204                     4.5
-----------------------------------------------------------------------------------------------------------
British Sky Broadcasting Group Plc                               2,927,085                     3.6
-----------------------------------------------------------------------------------------------------------
Softbank Corp.                                                   2,680,239                     3.3
-----------------------------------------------------------------------------------------------------------
Tokyo Electron, Ltd.                                             2,603,504                     3.2
-----------------------------------------------------------------------------------------------------------
Equant NV                                                        2,539,606                     3.1
-----------------------------------------------------------------------------------------------------------
Standard Chartered Plc                                           2,361,037                     2.9
-----------------------------------------------------------------------------------------------------------
Kao Corp.                                                        2,196,878                     2.7
-----------------------------------------------------------------------------------------------------------
                                                            $   31,913,793                    39.2%
-----------------------------------------------------------------------------------------------------------

                                          Alliance Variable Products Series Fund
================================================================================

Premier Growth Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Nokia Corp. (ADR)                                           $  143,488,000                     6.0%
-----------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                            126,799,000                     5.3
-----------------------------------------------------------------------------------------------------------
Dell Computer Corp.                                            122,075,253                     5.1
-----------------------------------------------------------------------------------------------------------
Home Depot, Inc.                                               117,889,585                     5.0
-----------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.                                98,548,176                     4.2
-----------------------------------------------------------------------------------------------------------
Intel Corp.                                                     69,741,587                     2.9
-----------------------------------------------------------------------------------------------------------
Tyco International, Ltd.                                        69,322,833                     2.9
-----------------------------------------------------------------------------------------------------------
MediaOne Group, Inc.                                            66,934,412                     2.8
-----------------------------------------------------------------------------------------------------------
EMC Corp.                                                       65,790,350                     2.8
-----------------------------------------------------------------------------------------------------------
MBNA Corp.                                                      63,930,189                     2.7
-----------------------------------------------------------------------------------------------------------
                                                            $  944,519,385                    39.7%
-----------------------------------------------------------------------------------------------------------

Quasar Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Legg Mason, Inc.                                            $    7,242,750                     4.3%
-----------------------------------------------------------------------------------------------------------
Health Management Associates, Inc. Cl.A                          6,311,663                     3.7
-----------------------------------------------------------------------------------------------------------
Chelsea GCA Realty, Inc.                                         6,226,675                     3.7
-----------------------------------------------------------------------------------------------------------
Millicom International Cellular, SA                              5,851,500                     3.4
-----------------------------------------------------------------------------------------------------------
Premier Parks, Inc.                                              5,266,800                     3.1
-----------------------------------------------------------------------------------------------------------
Mohawk Industries, Inc.                                          5,178,732                     3.1
-----------------------------------------------------------------------------------------------------------
Monaco Coach Corp.                                               4,401,863                     2.6
-----------------------------------------------------------------------------------------------------------
BJ's Wholesale Club, Inc.                                        3,686,500                     2.2
-----------------------------------------------------------------------------------------------------------
Carey International, Inc.                                        3,660,062                     2.2
-----------------------------------------------------------------------------------------------------------
Apex, Inc.                                                       3,545,062                     2.1
-----------------------------------------------------------------------------------------------------------
                                                            $   51,371,607                    30.4%
-----------------------------------------------------------------------------------------------------------

Real Estate Investment Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Equity Office Properties Trust                              $    1,004,700                     5.6%
-----------------------------------------------------------------------------------------------------------
Apartment Investment & Management Co.                              895,781                     5.0
-----------------------------------------------------------------------------------------------------------
Boston Properties, Inc.                                            887,062                     5.0
-----------------------------------------------------------------------------------------------------------
Vornado Realty Trust                                               867,750                     4.9
-----------------------------------------------------------------------------------------------------------
ProLogis Trust                                                     806,575                     4.5
-----------------------------------------------------------------------------------------------------------
Cornerstone Properties, Inc.                                       776,588                     4.4
-----------------------------------------------------------------------------------------------------------
Reckson Associates Realty Corp.                                    768,750                     4.3
-----------------------------------------------------------------------------------------------------------
Public Storage, Inc.                                               750,956                     4.2
-----------------------------------------------------------------------------------------------------------
Avalon Bay Communities, Inc.                                       666,829                     3.7
-----------------------------------------------------------------------------------------------------------
Spieker Properties, Inc.                                           666,806                     3.7
-----------------------------------------------------------------------------------------------------------
                                                            $    8,091,797                    45.3%
-----------------------------------------------------------------------------------------------------------

TEN LARGEST HOLDINGS (continued)          Alliance Variable Products Series Fund
================================================================================

Technology Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                         $   20,519,162                     5.6%
-----------------------------------------------------------------------------------------------------------
Nokia Corp. (ADR)                                               16,093,000                     4.4
-----------------------------------------------------------------------------------------------------------
Solectron Corp.                                                 14,354,362                     3.9
-----------------------------------------------------------------------------------------------------------
Dell Computer Corp.                                             13,858,403                     3.8
-----------------------------------------------------------------------------------------------------------
America Online, Inc.                                            13,450,506                     3.7
-----------------------------------------------------------------------------------------------------------
Applied Materials, Inc.                                         12,045,009                     3.3
-----------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                 11,566,828                     3.1
-----------------------------------------------------------------------------------------------------------
DoubleClick, Inc.                                               11,372,328                     3.1
-----------------------------------------------------------------------------------------------------------
Lexmark International Group, Inc.                               10,814,750                     2.9
-----------------------------------------------------------------------------------------------------------
Sanmina Corp.                                                   10,435,719                     2.8
-----------------------------------------------------------------------------------------------------------
                                                            $  134,510,067                    36.6%
-----------------------------------------------------------------------------------------------------------

Utility Income Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
MediaOne Group, Inc.                                        $    2,311,200                     5.0%
-----------------------------------------------------------------------------------------------------------
Omnipoint Corp. 7.00% cv pfd.                                    2,168,375                     4.7
-----------------------------------------------------------------------------------------------------------
BellSouth Corp.                                                  2,008,257                     4.4
-----------------------------------------------------------------------------------------------------------
MCI WorldCom, Inc.                                               1,909,125                     4.1
-----------------------------------------------------------------------------------------------------------
Nokia Corp. (ADR)                                                1,900,000                     4.1
-----------------------------------------------------------------------------------------------------------
AT&T Corp.                                                       1,845,321                     4.0
-----------------------------------------------------------------------------------------------------------
SBC Communications, Inc.                                         1,745,006                     3.8
-----------------------------------------------------------------------------------------------------------
FPL Group, Inc.                                                  1,507,000                     3.3
-----------------------------------------------------------------------------------------------------------
BCE, Inc.                                                        1,506,131                     3.3
-----------------------------------------------------------------------------------------------------------
GTE Corp.                                                        1,446,531                     3.1
-----------------------------------------------------------------------------------------------------------
                                                            $   18,346,946                    39.8%
-----------------------------------------------------------------------------------------------------------

Worldwide Privatization Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Mannesmann AG                                               $    3,136,383                     4.9%
-----------------------------------------------------------------------------------------------------------
NTT Mobile Communications Network, Inc.                          3,077,224                     4.8
-----------------------------------------------------------------------------------------------------------
United Pan-Europe Communications NV                              3,070,402                     4.8
-----------------------------------------------------------------------------------------------------------
Daiwa Securities Group, Inc.                                     2,504,062                     3.9
-----------------------------------------------------------------------------------------------------------
St. Microelectronics NV                                          2,462,768                     3.8
-----------------------------------------------------------------------------------------------------------
SK Telecom Co., Ltd. (ADR)                                       2,358,849                     3.7
-----------------------------------------------------------------------------------------------------------
Amadeus Global Travel Distribution, SA                           2,046,683                     3.2
-----------------------------------------------------------------------------------------------------------
Nippon Telegraph & Telephone, Corp.                              1,764,216                     2.8
-----------------------------------------------------------------------------------------------------------
Akzo Nobel NV                                                    1,605,312                     2.5
-----------------------------------------------------------------------------------------------------------
Telefonos de Mexico, SA Cl.L (ADR)                               1,485,000                     2.3
-----------------------------------------------------------------------------------------------------------
                                                            $   23,510,899                    36.7%
-----------------------------------------------------------------------------------------------------------

SECTOR DIVERSIFICATION
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

International Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Aerospace & Defense                                         $    1,166,933                     1.5%
-----------------------------------------------------------------------------------------------------------
Basic Industries                                                 1,069,463                     1.3
-----------------------------------------------------------------------------------------------------------
Capital Goods                                                    1,516,611                     1.9
-----------------------------------------------------------------------------------------------------------
Consumer Manufacturing                                             872,949                     1.1
-----------------------------------------------------------------------------------------------------------
Consumer Services                                               26,789,790                    32.9
-----------------------------------------------------------------------------------------------------------
Consumer Staples                                                 4,581,850                     5.6
-----------------------------------------------------------------------------------------------------------
Energy                                                           2,772,457                     3.4
-----------------------------------------------------------------------------------------------------------
Finance                                                         18,076,435                    22.2
-----------------------------------------------------------------------------------------------------------
Healthcare                                                       4,418,067                     5.4
-----------------------------------------------------------------------------------------------------------
Multi Industry                                                   1,185,798                     1.5
-----------------------------------------------------------------------------------------------------------
Technology                                                      13,836,016                    17.0
-----------------------------------------------------------------------------------------------------------
Utilities                                                        2,539,606                     3.1
-----------------------------------------------------------------------------------------------------------
Total Investments                                               78,825,975                    96.9
-----------------------------------------------------------------------------------------------------------
Cash and receivables, net of liabilities                         2,544,280                     3.1
-----------------------------------------------------------------------------------------------------------
Net Assets                                                  $   81,370,255                   100.0%
-----------------------------------------------------------------------------------------------------------

Worldwide Privatization Portfolio

-----------------------------------------------------------------------------------------------------------
   COMPANY                                                   U.S. $ VALUE             PERCENT OF NET ASSETS
-----------------------------------------------------------------------------------------------------------
Basic Industries                                            $    4,741,791                     7.4%
-----------------------------------------------------------------------------------------------------------
Consumer Services                                               18,232,049                    28.5
-----------------------------------------------------------------------------------------------------------
Consumer Staples                                                 1,645,887                     2.6
-----------------------------------------------------------------------------------------------------------
Energy                                                           3,401,363                     5.3
-----------------------------------------------------------------------------------------------------------
Finance                                                         13,000,540                    20.3
-----------------------------------------------------------------------------------------------------------
Healthcare                                                       1,645,698                     2.6
-----------------------------------------------------------------------------------------------------------
Multi Industry                                                     483,831                     0.7
-----------------------------------------------------------------------------------------------------------
Technology                                                       4,623,408                     7.2
-----------------------------------------------------------------------------------------------------------
Transportation                                                   2,040,753                     3.2
-----------------------------------------------------------------------------------------------------------
Utilities                                                       11,425,531                    17.8
-----------------------------------------------------------------------------------------------------------
Total Investments*                                              61,240,851                    95.6
-----------------------------------------------------------------------------------------------------------
Cash and receivables, net of liabilities                         2,817,876                     4.4
-----------------------------------------------------------------------------------------------------------
Net Assets                                                  $   64,058,727                   100.0%
-----------------------------------------------------------------------------------------------------------

----------

*     Excludes short-term obligations.

CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1998                        Alliance Variable Products Series Fund
===============================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
COMMON STOCKS-21.1%
UNITED STATES
   INVESTMENTS-13.3%
TECHNOLOGY-3.6%
COMMUNICATIONS
   EQUIPMENT-1.4%
Cisco Systems, Inc. (a) ............         2,500       $      267,734
Lucent Technologies, Inc. ..........         2,100              157,106
                                                         --------------
                                                                424,840
                                                         --------------

COMPUTER HARDWARE-1.6%
Dell Computer Corp. (a) ............        3,500               178,390
Hewlett-Packard Co. ................        1,300               148,119
Intel Corp. ........................        2,200               181,019
                                                         --------------
                                                                507,528
                                                         --------------
COMPUTER SOFTWARE-0.6%
Microsoft Corp. (a) ................        1,700               198,422
                                                         --------------
                                                              1,130,790
                                                         --------------

CONSUMER SERVICES-1.9%
RETAIL-GENERAL
  MERCHANDISE-1.9%
Dayton Hudson Corp. ................        2,100               154,219
Home Depot, Inc. ...................        3,450               236,540
Wal-Mart Stores, Inc. ..............        3,000               207,375
                                                         --------------
                                                                598,134
                                                         --------------

FINANCE-1.6%
BANKING-REGIONAL-0.3%
BankAmerica Corp. ..................        1,899                95,306
                                                         --------------
INSURANCE-1.0%
American International Group,
  Inc ..............................        1,437               155,376
Citigroup, Inc. ....................        2,800               155,575
                                                         --------------
                                                                310,951
                                                         --------------
MISCELLANEOUS-0.3%
MBNA Corp. .........................        3,300                89,925
                                                         --------------
                                                                496,182
                                                         --------------
ENERGY-1.2%
INTERNATIONAL-0.5%
Chevron Corp. ......................          900                77,963
Exxon Mobil Corp. ..................        1,000                80,562
                                                         --------------
                                                                158,525
                                                         --------------

OIL SERVICE-0.7%
Halliburton Co. ....................        2,200                88,550
Noble Drilling Corp. (a) ...........        4,500               147,375
                                                         --------------
                                                                235,925
                                                         --------------
                                                                394,450
                                                         --------------
BASIC INDUSTRY-1.2%
CHEMICALS-0.6%
Du Pont E.I. de Nemours
  & Co. ............................        1,300                85,638
Union Carbide Corp. ................        1,600               106,800
                                                         --------------
                                                                192,438
                                                         --------------
MINING & METALS-0.3%
Alcoa, Inc. ........................        1,400               116,200
                                                         --------------
PAPER & FOREST
  PRODUCTS-0.3%
International Paper Co. ............        1,500                84,656
                                                         --------------
                                                                393,294
                                                         --------------
CONSUMER STAPLES-0.8%
HOUSEHOLD PRODUCTS-0.5%
Procter & Gamble Co. ...............        1,600               175,300
                                                         --------------
TOBACCO-0.3%
Philip Morris Cos., Inc. ...........        3,600                83,475
                                                         --------------
                                                                258,775
                                                         --------------
CAPITAL GOODS-0.7%
MACHINERY-0.7%
Caterpillar, Inc. ..................        2,200               103,538
Honeywell International, Inc. ......        2,200               126,912
                                                         --------------
                                                                230,450
                                                         --------------
UTILITIES-0.6%
TELEPHONE UTILITY-0.6%
AT&T Corp. .........................        1,000                50,750
MCI WorldCom, Inc. (a) .............        2,400               127,275
                                                         --------------
                                                                178,025
                                                         --------------
CONSUMER
  MANUFACTURING-0.5%
AUTO & RELATED-0.5%
Harley-Davidson, Inc. ..............        2,300               147,344
                                                         --------------

MULTI INDUSTRY
  COMPANY-0.4%
Minnesota Mining &
  Manufacturing Co. ................        1,400               137,025
                                                         --------------

HEALTH CARE-0.4%
MEDICAL PRODUCTS-0.4%
Johnson & Johnson Co.                       1,400               130,375
                                                         --------------
AEROSPACE & DEFENSE-0.4%
AEROSPACE-0.4%
United Technologies Corp. ..........        1,800               117,000
                                                         --------------
Total United States Investments
  (cost $3,212,276) ................                          4,211,844
                                                         --------------

FOREIGN INVESTMENTS-7.8%
AUSTRALIA-0.1%
Telstra Corp., Ltd. ................        3,700                20,112
Woodside Petroleum, Ltd. ...........        1,700                12,556
                                                         --------------
                                                                 32,668
                                                         --------------
CANADA-1.1%
Nortel Networks Corp. ..............        3,400               343,400
                                                         --------------
FINLAND-0.4%
Nokia Corp. (b) ....................          500                90,662
Sonera Oyj (b) .....................          300                20,565
UPM-Kymmene Oyj (b) ................          600                24,176
                                                         --------------
                                                                135,403
                                                         --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                   Shares          U.S. $ Value
-----------------------------------------------------------------------
FRANCE-0.4%
Banque Nationale de Paris (b) ......          330        $       30,450
France Telecom, SA (b) .............          170                22,485
Sanofi Synthelabo, SA (a)(b) .......          610                25,403
Total Fina (b) .....................          310                41,377
                                                         --------------
                                                                119,715
                                                         --------------

GERMANY-0.3%
Mannesmann AG (b)  .................          400                96,504
Siemens AG (b) .....................           90                11,451
                                                         --------------
                                                                107,955
                                                         --------------
HONG KONG-0.2%
China Telecom (Hong Kong),
  Ltd. .............................         8,000               49,913
Television Broadcasts, Ltd. ........         1,000                6,818
                                                         --------------
                                                                 56,731
                                                         --------------
JAPAN-2.3%
Aiful Corp. ........................           100               12,235
Bank of Tokyo - Mitsubishi .........         2,000               27,875
Banyu Pharmaceutical Co.,
  Ltd ..............................         1,000               15,513
Canon, Inc. ........................         2,000               79,475
Daiwa Securities Group, Inc. .......         1,000               15,651
DDI Corp. ..........................             1               13,703
Fanuc, Ltd. ........................           200               25,467
Fuji Bank, Ltd. ....................         2,000               19,438
Kao Corp. ..........................         1,000               28,531
Nippon Telegraph & Telephone
  Corp .............................             3               51,385
Nippon Television Network
  Corp .............................            30               35,235
NTT Mobile Communications
  Network, Inc. ....................             1               38,465
Omron Corp. ........................         1,000               23,050
Rohm Co., Ltd. .....................           100               41,108
Shohkoh Fund & Co., Ltd. ...........            50               19,795
SMC Corp. ..........................           100               22,130
Sony Corp. .........................           300               88,969
Sumitomo Trust & Banking
  Co., Ltd. ........................         2,000               13,507
Tokyo Electron, Ltd. ...............         1,000              137,027
Yamanouchi Pharmaceutical
  Co., Ltd. ........................         1,000               34,942
                                                         --------------
                                                                743,501
                                                         --------------
NETHERLANDS-0.9%
Akzo Nobel NV (b)  .................           400               20,066
Equant NV (a)(b) ...................           300               34,059
Getronics NV (b) ...................           200               15,957
ING Groep NV (b) ...................           500               30,190
Koninklijke Ahold NV (b) ...........         1,000               29,606
Koninklijke (Royal) Philips
  Electronics NV (b) ...............           200               27,199
Royal Dutch Petroleum Co. (b) ......           400               24,519
St. Microelectronics NV (b) ........           370               56,951
United-Pan Europe
  Communications NV (a)(b) .........           400               51,173
                                                         --------------
                                                                289,720
                                                         --------------
SINGAPORE-0.1%
DBS Group Holdings, Ltd. (a) .......         2,000               32,783
DBS Land, Ltd. .....................         5,000                9,847
                                                         --------------
                                                                 42,630
                                                         --------------
SPAIN-0.3%
Altadis, SA (b) ....................         4,020               57,504
Repsol, SA (b) .....................           900               20,870
Telefonica, SA (a)(b) ..............         1,000               24,982
                                                         --------------
                                                                103,356
                                                         --------------
SWEDEN-0.1%
Securitas AB Series B ..............         1,800               32,577
                                                         --------------
SWITZERLAND-0.2%
ABB AG (a) .........................           414               50,635
                                                         --------------
UNITED KINGDOM-1.4%
Bank of Scotland ...................         3,500               40,649
Billiton Plc .......................         4,100               24,306
BP Amoco Plc .......................         2,000               20,189
British Aerospace Plc ..............         1,600               10,519
British Airways Plc ................         3,300               21,535
British Sky Broadcast Group
  Plc ..............................         3,100               50,074
British Telecommunications
  Plc ..............................         1,000               24,230
Dixons Group Plc ...................         1,000               24,068
HSBC Holdings Plc ..................         2,300               31,876
Invensys Plc .......................         2,300               12,160
Rio Tinto Plc ......................         1,000               24,003
Royal Bank of Scotland Group
  Plc ..............................         1,091               19,315
SmithKline Beecham Plc .............         2,800               35,504
Standard Chartered Plc .............         2,200               35,004
United News & Media Plc ............         1,700               21,432
Vodafone AirTouch Plc ..............         6,855               34,170
                                                         --------------
                                                                429,034
                                                         --------------
Total Foreign Investments
  (cost $1,950,033) ................                          2,487,325
                                                         --------------
Total Common Stocks
  (cost $5,162,309) ................                          6,699,169
                                                         --------------

CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================
                                        Principal
                                          Amount
                                          (000)           U.S. $ Value
-----------------------------------------------------------------------
DEBT OBLIGATIONS-74.3%
U.S. GOVERNMENT & AGENCY
  OBLIGATIONS-74.3%
Federal Home Loan Mortgage
  Corp
  5.75%, 6/15/01 ...................    $    3,200       $   3,169,171
Federal National Mortgage
  Assoc
  5.625%, 5/14/04 ..................         4,700            4,491,414
U.S. Treasury Bond
  5.50%, 8/15/28 ...................         4,500            3,837,645
U.S. Treasury Notes
  3.875%, 1/15/09 (c) ..............         1,743            1,684,594
  4.75%, 2/15/04 ...................         1,300            1,226,264
  4.75%, 11/15/08  .................         2,100            1,852,263
  6.50%, 8/31/01 ...................         4,139            4,154,521
  6.875%, 5/15/06  .................         3,060            3,114,040
                                                         --------------
Total Debt Obligations
  (cost $24,234,063) ...............                         23,529,912
                                                         --------------
SHORT-TERM
  INVESTMENT-0.7%
TIME DEPOSIT-0.7%
State Street Euro Dollar
  3.00%, 1/03/00
  (amortized cost $208,000) ........    $      208       $      208,000
                                                         --------------
TOTAL INVESTMENTS-96.1%
  (cost $29,604,372) ...............                         30,437,081
Other assets less
  liabilities-3.9% .................                          1,248,636
                                                         --------------
NET ASSETS-100%  ...................                     $   31,685,717
                                                         ==============

----------

(a)   Non-income producing security.

(b) Securities, or portion thereof, with an aggregate market value of $756,149 have been segregated to collateralize forward exchange currency contracts.

(c)   Treasury Inflation Protection Securities.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 56.3%
UNITED STATES
INVESTMENTS - 35.2%
TECHNOLOGY - 9.5%
COMMUNICATION
   EQUIPMENT - 3.5%
Cisco Systems, Inc. (a) ...........................      4,000    $      428,375
Lucent Technologies, Inc. .........................      3,200           239,400
                                                                  --------------
                                                                         667,775
                                                                  --------------

COMPUTER HARDWARE - 4.3%
Dell Computer Corp. (a) ...........................      5,400           275,231
Hewlett-Packard Co. ...............................      2,200           250,663
Intel Corp. .......................................      3,500           287,984
                                                                  --------------
                                                                         813,878
                                                                  --------------

COMPUTER SOFTWARE - 1.7%
Microsoft Corp. (a) ...............................      2,800           326,813
                                                                  --------------
                                                                       1,808,466
                                                                  --------------

CONSUMER SERVICES - 5.0%
RETAIL - GENERAL
   MERCHANDISE - 5.0%
Dayton Hudson Corp. ...............................      3,400           249,688
Home Depot, Inc. ..................................      5,250           359,953
Wal-Mart Stores, Inc. .............................      4,800           331,800
                                                                  --------------
                                                                         941,441
                                                                  --------------

FINANCE - 4.2%
BANKING - REGIONAL - 0.8%
BankAmerica Corp. .................................      3,100           155,581
                                                                  --------------

INSURANCE - 2.6%
American International Group,
   Inc. ...........................................      2,325           251,391
Citigroup, Inc. ...................................      4,400           244,475
                                                                  --------------
                                                                         495,866
                                                                  --------------

MISCELLANEOUS - 0.8%

MBNA Corp. ........................................      5,200           141,700
                                                                  --------------
                                                                         793,147
                                                                  --------------

BASIC INDUSTRY - 3.4%
CHEMICALS - 1.6%
Du Pont E.I. de Nemours
   & Co. ..........................................      2,000           131,750
Union Carbide Corp. ...............................      2,600           173,550
                                                                  --------------
                                                                         305,300
                                                                  --------------

MINING & METALS - 1.0%
Alcoa, Inc. .......................................      2,300           190,900
                                                                  --------------

PAPER & FOREST
   PRODUCTS - 0.8%
International Paper Co. ...........................      2,500           141,094
                                                                  --------------
                                                                         637,294
                                                                  --------------

ENERGY - 3.2%
INTERNATIONAL - 1.2%
Chevron Corp. .....................................      1,300           112,612
Exxon Mobil Corp. .................................      1,500           120,844
                                                                  --------------
                                                                         233,456
                                                                  --------------

OIL SERVICE - 2.0%
Halliburton Co. ...................................      3,400           136,850
Noble Drilling Corp. (a) ..........................      7,100           232,525
                                                                  --------------
                                                                         369,375
                                                                  --------------
                                                                         602,831
                                                                  --------------

CONSUMER STAPLES - 2.0%
HOUSEHOLD PRODUCTS - 1.4%
Procter & Gamble Co. ..............................      2,400           262,950
                                                                  --------------

TOBACCO - 0.6%
Philip Morris Cos., Inc. ..........................      5,500           127,531
                                                                  --------------
                                                                         390,481
                                                                  --------------

CAPITAL GOODS - 1.9%
MACHINERY - 1.9%
Caterpillar, Inc. .................................      3,400           160,013
Honeywell International, Inc. .....................      3,500           201,906
                                                                  --------------
                                                                         361,919
                                                                  --------------

UTILITIES - 1.5%
TELEPHONE - 1.5%
AT&T Corp. ........................................      1,600            81,200
MCI WorldCom, Inc. (a) ............................      3,750           198,867
                                                                  --------------
                                                                         280,067
                                                                  --------------

MULTI INDUSTRY
   COMPANY - 1.2%
Minnesota Mining &
   Manufacturing Co. ..............................      2,300           225,112
                                                                  --------------

CONSUMER
   MANUFACTURING - 1.2%
AUTO & RELATED - 1.2%
Harley-Davidson, Inc. .............................      3,500           224,219
                                                                  --------------

HEALTH CARE - 1.1%
MEDICAL PRODUCTS - 1.1%
Johnson & Johnson Co. .............................      2,300           214,187
                                                                  --------------

AEROSPACE & DEFENSE - 1.0%
AEROSPACE - 1.0%
United Technologies Corp. .........................      2,900           188,500
                                                                  --------------

Total United States Investments
   (cost $5,265,980)...............................                    6,667,664
                                                                  --------------

FOREIGN INVESTMENTS - 21.1%
AUSTRALIA - 0.3%
Telstra Corp., Ltd. ...............................      5,900            32,072
Woodside Petroleum, Ltd. ..........................      2,700            19,941
                                                                  --------------
                                                                          52,013
                                                                  --------------

CANADA - 2.8%
Nortel Networks Corp. .............................      5,200           525,200
                                                                  --------------

FINLAND - 1.1%
Nokia Corp. .......................................        800           145,058
Sonera Oyj ........................................        500            34,275
UPM-Kymmene Oyj ...................................        900            36,265
                                                                  --------------
                                                                         215,598
                                                                  --------------

GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(Continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
FRANCE - 1.1%
Banque Nationale de Paris .........................        520    $       47,982
France Telecom, SA ................................        270            35,712
Sanofi Synthelabo, SA (a) .........................        940            39,145
Societe Generale ..................................        100            23,270
Total Fina ........................................        480            64,068
                                                                  --------------
                                                                         210,177
                                                                  --------------

GERMANY - 0.9%
Mannesmann AG .....................................        640           154,407
Siemens AG ........................................        140            17,812
                                                                  --------------
                                                                         172,219
                                                                  --------------

HONG KONG - 0.5%
China Telecom (Hong Kong),
   Ltd ............................................     13,000            81,109
Television Broadcasts, Ltd. .......................      2,000            13,636
                                                                  --------------
                                                                          94,745
                                                                  --------------

JAPAN - 6.7%
Aiful Corp. .......................................        100            12,234
Bank of Tokyo - Mitsubishi ........................      4,000            55,750
Banyu Pharmaceutical Co.,
   Ltd ............................................      1,000            15,513
Canon, Inc. .......................................      3,000           119,213
Daiwa Securities Group, Inc. ......................      2,000            31,301
DDI Corp. .........................................          2            27,405
Fanuc, Ltd. .......................................        400            50,935
Fuji Bank, Ltd. ...................................      4,000            38,877
Kao Corp. .........................................      1,000            28,531
Nippon Telegraph &
   Telephone Corp. ................................          4            68,513
Nippon Television Network
   Corp ...........................................         50            58,726
NTT Mobile Communications
   Network, Inc. ..................................          2            76,931
Omron Corp. .......................................      2,000            46,099
Rohm Co., Ltd. ....................................        200            82,216
Sankyo Co., Ltd. ..................................      1,000            74,875
Shohkoh Fund & Co., Ltd. ..........................         80            31,673
SMC Corp. .........................................        200            44,260
Softbank Corp. ....................................        100            95,723
Sony Corp. ........................................        400           118,626
Sumitomo Trust & Banking
   Co., Ltd. ......................................      3,000            20,260
Tokyo Electron, Ltd. ..............................      1,000           137,026
Yamanouchi Pharmaceutical
   Co., Ltd. ......................................      1,000            34,942
                                                                  --------------
                                                                       1,269,629
                                                                  --------------

NETHERLANDS - 2.5%
Akzo Nobel NV .....................................        600            30,100
Equant NV (a) .....................................        470            53,358
Getronics NV ......................................        300            23,935
ING Groep NV ......................................        800            48,304
Koninklijke Ahold NV ..............................      1,600            47,369
Koninklijke (Royal) Philips
Electronics NV ....................................        300            40,798
Royal Dutch Petroleum Co. .........................        700            42,908
St. Microelectronics NV ...........................        580            89,275
United Pan-Europe
   Communications NV (a)  .........................        700            89,553
                                                                  --------------
                                                                         465,600
                                                                  --------------

SINGAPORE - 0.2%
DBS Group Holdings, Ltd. (a) ......................      2,000            32,783
DBS Land, Ltd. ....................................      8,000            15,755
                                                                  --------------
                                                                          48,538
                                                                  --------------

SPAIN - 0.8%
Altadis, SA .......................................      5,099            72,938
Repsol, SA ........................................      1,500            34,784
Telefonica, SA (a) ................................      1,600            39,971
                                                                  --------------
                                                                         147,693
                                                                  --------------

SWEDEN - 0.3%
Securitas AB Series B .............................      2,900            52,486
                                                                  --------------

SWITZERLAND - 0.4%
ABB AG (a) ........................................        654            79,989
                                                                  --------------

UNITED KINGDOM - 3.5%
Bank of Scotland ..................................      5,500            63,877
Billiton Plc ......................................      6,500            38,533
BP Amoco Plc ......................................      3,200            32,302
British Aerospace Plc .............................      2,500            16,436
British Airways Plc ...............................      5,200            33,934
British Sky Broadcast Group
   Plc ............................................      4,900            79,150
British Telecommunications
   Plc ............................................      1,200            29,075
Dixons Group Plc ..................................      1,600            38,509
HSBC Holdings Plc .................................      3,600            49,893
Invensys Plc ......................................      3,600            19,033
Rio Tinto Plc .....................................      1,400            33,605
Royal Bank of Scotland
   Group ..........................................      1,718            30,415
SmithKline Beecham Plc ............................      4,400            55,792
Standard Chartered Plc ............................      3,500            55,688
United News & Media Plc ...........................      2,600            32,779
Vodafone AirTouch Plc .............................     10,690            53,286
                                                                  --------------
                                                                         662,307
                                                                  --------------

Total Foreign Investments
   (cost $3,073,687)...............................                    3,996,194
                                                                  --------------

Total Common Stocks
   (cost $8,339,667)...............................                   10,663,858
                                                                  --------------

                                          Alliance Variable Products Series Fund
================================================================================
                                                     Principal
                                                    Amount (000)   U.S. $ Value
--------------------------------------------------------------------------------
DEBT OBLIGATIONS - 36.3%
U.S. GOVERNMENT
   OBLIGATIONS - 36.3%
U.S. Treasury Bond
   5.50%, 8/15/28 .................................    $ 1,200    $    1,023,372
U.S. Treasury Notes
   3.875%, 1/15/09 (b)  ...........................      1,949         1,882,781
   4.75%, 2/15/04 .................................      1,300         1,226,264
   4.75%, 11/15/08 ................................        400           352,812
   6.50%, 8/31/01 .................................      1,700         1,706,375
   6.875%, 5/15/06 ................................        660           671,656
                                                                  --------------

Total Debt Obligations
   (cost $7,065,161)...............................                    6,863,260
                                                                  --------------

SHORT-TERM
   INVESTMENTS - 2.9%
U.S. GOVERNMENT AGENCY
   OBLIGATION - 2.0%
Federal Home Loan Bank
   5.79%, 3/17/00 .................................        380           375,371
                                                                  --------------

TIME DEPOSIT - 0.9%
State Street Euro Dollar
   3.00%, 1/03/00 .................................        167           167,000
                                                                  --------------

Total Short-Term Investments
   (amortized cost $542,371).......................                      542,371
                                                                  --------------

TOTAL INVESTMENTS - 95.5%
   (cost $15,947,199)..............................                   18,069,489
Other assets less
   liabilities - 4.5%..............................                      859,537
                                                                  --------------

NET ASSETS - 100%..................................               $   18,929,026
                                                                  ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   Treasury Inflation Protection Securities.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 57.3%
TECHNOLOGY - 10.8%
COMMUNICATIONS
   EQUIPMENT - 1.9%
Motorola, Inc. ....................................      7,600    $    1,119,100
Tellabs, Inc. (a) .................................      4,200           269,456
                                                                  --------------
                                                                       1,388,556
                                                                  --------------

COMPUTER HARDWARE - 0.3%
Compaq Computer Corp. .............................      8,600           232,738
                                                                  --------------

COMPUTER SERVICES - 4.9%
Computer Sciences Corp. (a) .......................     14,000         1,324,750
Electronic Data Systems
   Corp. ..........................................     11,500           769,781
First Data Corp. ..................................     31,600         1,558,275
                                                                  --------------
                                                                       3,652,806
                                                                  --------------

NETWORKING SOFTWARE - 0.3%
3Com Corp. (a) ....................................      5,500           258,328
                                                                  --------------

SEMI-CONDUCTOR
   COMPONENTS - 1.4%
Altera Corp. (a) ..................................     10,600           525,363
Atmel Corp. (a) ...................................     18,200           538,606
                                                                  --------------
                                                                       1,063,969
                                                                  --------------

MISCELLANEOUS - 2.0%
Sanmina Corp. (a) .................................      6,000           597,750
Solectron Corp. (a) ...............................      9,400           894,175
                                                                  --------------
                                                                       1,491,925
                                                                  --------------
                                                                       8,088,322
                                                                  --------------

FINANCE - 10.3%
BANKING - MONEY
   CENTERS - 4.0%
BankAmerica Corp. .................................     29,100         1,460,457
Bank One Corp. ....................................     13,300           426,431
Chase Manhattan Corp. .............................     13,900         1,079,856
                                                                  --------------
                                                                       2,966,744
                                                                  --------------

INSURANCE - 2.5%
Citigroup, Inc. ...................................     20,200         1,122,362
PMI Group, Inc. ...................................      8,400           410,025
Travelers Property Casualty
   Corp. Cl.A .....................................     10,400           356,200
                                                                  --------------
                                                                       1,888,587
                                                                  --------------

MISCELLANEOUS - 3.8%
Associates First Capital Corp.
   Cl.A ...........................................     25,400           696,912
Household International, Inc. .....................     41,400         1,542,150
MBNA Corp. ........................................     14,250           388,313
The CIT Group, Inc. Cl. A .........................     11,430           241,459
                                                                  --------------
                                                                       2,868,834
                                                                  --------------
                                                                       7,724,165
                                                                  --------------

CONSUMER STAPLES - 7.5%
BEVERAGES - 2.0%
Coca-Cola Enterprises, Inc. .......................      8,900           179,113
Pepsi Bottling Group, Inc. ........................     82,500         1,366,406
                                                                  --------------
                                                                       1,545,519
                                                                  --------------

COSMETICS - 0.4%
Avon Products, Inc. ...............................      9,300    $      306,900
                                                                  --------------

FOOD - 1.3%
General Mills, Inc. ...............................      8,400           300,300
Heinz (H.J.) Co. ..................................      4,100           163,231
Nabisco Group Holding
   Corp ...........................................     19,100           202,938
Tyson Foods, Inc. Cl.A ............................     17,500           284,375
                                                                  --------------
                                                                         950,844
                                                                  --------------

HOUSEHOLD PRODUCTS - 1.1%
Colgate-Palmolive Co. .............................     13,400           871,000
                                                                  --------------

RETAIL - FOOD & DRUG - 2.3%
Kroger Co. (a) ....................................     90,000         1,698,750
                                                                  --------------

TOBACCO - 0.4%
Philip Morris Cos., Inc. ..........................     12,600           292,162
                                                                  --------------
                                                                       5,665,175
                                                                  --------------

ENERGY - 6.1%

DOMESTIC INTEGRATED - 1.8%
Kerr-McGee Corp. ..................................      8,800           545,600
USX-Marathon Group ................................     33,800           834,437
                                                                  --------------
                                                                       1,380,037
                                                                  --------------

DOMESTIC PRODUCERS - 0.2%
Murphy Oil Corp. ..................................      2,650           152,044
                                                                  --------------

INTERNATIONAL - 1.3%
Total Fina, SA (ADR) ..............................     13,600           941,800
                                                                  --------------

OIL SERVICES - 2.2%
Noble Drilling Corp. (a) ..........................     41,700         1,365,675
Transocean Sedco Forex, Inc. ......................      8,500           286,344
                                                                  --------------
                                                                       1,652,019
                                                                  --------------

MISCELLANEOUS - 0.6%
AES Corp. (a) .....................................      6,300           470,925
                                                                  --------------
                                                                       4,596,825
                                                                  --------------

HEALTH CARE - 6.0%
DRUGS - 2.8%
Abbott Laboratories ...............................     17,500           635,469
Bristol-Myers Squibb Co. ..........................     11,900           763,831
Schering-Plough Corp. .............................     16,600           700,313
                                                                  --------------
                                                                       2,099,613
                                                                  --------------

MEDICAL SERVICES - 3.2%
PacifiCare Health Systems, Inc.
   Cl.B (a) .......................................      6,000           318,187
Tenet Healthcare Corp. (a) ........................     66,200         1,555,700
United Healthcare Corp. ...........................      9,800           520,625
                                                                  --------------
                                                                       2,394,512
                                                                  --------------
                                                                       4,494,125
                                                                  --------------

CONSUMER SERVICES - 5.5%
AIRLINES - 1.0%
Continental Airlines, Inc.
   Cl.B (a) .......................................     17,200           763,250
                                                                  --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
BROADCASTING &
   CABLE - 1.0%
A.H. Belo Corp. Series A ..........................     20,900    $      398,406
MediaOne Group, Inc. (a) ..........................      4,800           368,700
                                                                  --------------
                                                                         767,106
                                                                  --------------

ENTERTAINMENT &
   LEISURE - 1.2%
Carnival Corp. Cl.A ...............................      9,500           454,219
Royal Caribbean Cruises,
   Ltd ............................................      9,700           478,331
                                                                  --------------
                                                                         932,550
                                                                  --------------

PRINTING & PUBLISHING - 1.0%
Gannett Co., Inc. .................................      9,000           734,063
                                                                  --------------

RETAIL - GENERAL
   MERCHANDISE - 1.3%
Saks, Inc. (a) ....................................     45,200           703,425
Tommy Hilfiger Corp. (a) ..........................     11,300           263,431
                                                                  --------------
                                                                         966,856
                                                                  --------------
                                                                       4,163,825
                                                                  --------------

UTILITIES - 3.8%
ELECTRIC & GAS
   UTILITIES - 2.5%
Allegheny Energy, Inc. ............................      5,400           145,462
CMS Energy Corp. ..................................      9,200           286,925
Consolidated Edison, Inc. .........................      2,700            93,150
Duke Energy Corp. .................................      7,000           350,875
Edison International ..............................     13,300           348,294
FPL Group, Inc. ...................................     10,000           428,125
GPU, Inc. .........................................      2,500            74,844
Pinnacle West Capital Corp. .......................      3,800           116,138
                                                                  --------------
                                                                       1,843,813
                                                                  --------------

TELEPHONE UTILITIES - 1.3%
AT&T Corp. ........................................     12,550           636,912
MCI WorldCom, Inc. (a) ............................      6,489           344,120
                                                                  --------------
                                                                         981,032
                                                                  --------------
                                                                       2,824,845
                                                                  --------------

MULTI-INDUSTRY
   COMPANIES - 3.4%
Honeywell International, Inc. .....................      6,737           388,641
Tyco International, Ltd. ..........................     49,400         1,920,425
U.S. Industries, Inc. .............................     18,600           260,400
                                                                  --------------
                                                                       2,569,466
                                                                  --------------

BASIC INDUSTRIES - 1.8%
CHEMICALS - 1.8%
Eastman Chemical Co. ..............................      8,400           400,575
Lyondell Chemical Co. .............................     45,000           573,750
Solutia, Inc. .....................................     24,700           381,306
                                                                  --------------
                                                                       1,355,631
                                                                  --------------

CAPITAL GOODS - 1.4%
MISCELLANEOUS - 1.4%
United Technologies Corp. .........................     15,700         1,020,500
                                                                  --------------

CONSUMER
   MANUFACTURING - 0.7%
BUILDING & RELATED - 0.7%
Masco Corp. .......................................     21,000    $      532,875
                                                                  --------------

Total Common Stocks
   (cost $38,697,294)..............................                   43,035,754
                                                                  --------------

U.S. GOVERNMENT
   OBLIGATIONS - 22.4%
U.S. Treasury Bonds
  5.25%, 2/15/29 ..................................    $   800           661,496
  5.50%, 8/15/28 ..................................        500           426,405
  6.125%, 11/15/27 ................................      1,400         1,302,868
  6.125%, 8/15/29 .................................        350           333,648
  8.125%, 8/15/19 .................................      1,045         1,190,809
U.S. Treasury Notes
  5.50%, 5/15/09 ..................................        150           139,758
  6.00%, 8/15/09 ..................................        150           145,312
  6.50%, 8/31/01 ..................................        500           501,875
  6.50%, 5/31/02 ..................................      5,500         5,526,620
  6.50%, 10/15/06 .................................        250           249,335
  6.75%, 4/30/00 ..................................      2,900         2,909,048
  6.875%, 5/15/06 .................................      1,750         1,780,905
  7.25%, 5/15/04 ..................................      1,600         1,648,256
                                                                  --------------

Total U.S. Government
   Obligations
   (cost $17,710,530)..............................                   16,816,335
                                                                  --------------

CORPORATE DEBT
   OBLIGATIONS - 9.7%
AIR TRANSPORTATION - 0.3%
Delta Air Lines, Inc.
   8.30%, 12/15/29 (b) ............................        200           194,258
                                                                  --------------

AUTOMOTIVE - 0.6%
Federal-Mogul Corp.
   7.50%, 1/15/09 .................................        500           446,080
                                                                  --------------

BANKING - MONEY
   CENTERS - 1.0%
BankAmerica Corp.
   8.07%, 12/31/26 ................................        200           189,299
Bank United Corp.
   8.875%, 5/01/07 ................................        150           139,627
Citicorp
   6.375%, 11/15/08 ...............................        500           462,293
                                                                  --------------
                                                                         791,219
                                                                  --------------

CABLE - 0.4%
CSC Holdings, Inc.
7.875%, 12/15/07 ..................................        350           346,500
                                                                  --------------

CHEMICALS - 0.6%
ICI North America, Inc.
   8.875%, 11/15/06 ...............................        150           157,418
Lyondell Chemical Co.
   9.875%, 5/01/07 ................................        150           153,750
Rohm and Haas Co.
   7.40%, 7/15/09 .................................        150           149,120
                                                                  --------------
                                                                         460,288
                                                                  --------------

TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================
                                                      Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------
COMMUNICATIONS - 0.7%
News America Holdings, Inc.
   9.50%, 7/15/24 .................................    $   250    $      280,774
Nextel Communications, Inc.
   9.375%, 11/15/09 ...............................        100            98,500
Nuevo Grupo Iusacell
   SA de CV
   14.25%, 12/01/06 (b) ...........................        150           155,625
                                                                  --------------
                                                                         534,899
                                                                  --------------

ELECTRIC & GAS
   UTILITY - 0.7%
AES Corp.
   9.50%, 6/01/09 .................................        150           152,063
Arizona Public Service Co.
   5.875%, 2/15/04 ................................        250           236,009
PSEG Energy Holdings, Inc.
   10.00%, 10/01/09 ...............................        150           153,989
                                                                  --------------
                                                                         542,061
                                                                  --------------

ENERGY - 0.4%
Conoco, Inc.
   5.90%, 4/15/04 .................................        150           143,154
Union Pacific Resources
   Group, Inc.
   7.30%, 4/15/09 .................................        150           143,641
                                                                  --------------
                                                                         286,795
                                                                  --------------

FINANCIAL - 1.6%
First Union Capital II Series A
   7.95%, 11/15/29 ................................        150           144,176
Goldman Sachs Group, Inc.
   6.65%, 5/15/09 .................................        200           186,633
Household Finance Corp.
   6.50%, 11/15/08 ................................        500           462,920
Merrill Lynch & Co., Inc.
   6.00%, 2/17/09 .................................        500           448,934
                                                                  --------------
                                                                       1,242,663
                                                                  --------------

INDUSTRIAL - 0.4%
Delphi Automotive Systems
   Corp.
   7.125%, 5/01/29 ................................        100            88,543
Yosemite Security Trust I
   8.25%, 11/15/04 ................................        200           198,000
                                                                  --------------
                                                                         286,543
                                                                  --------------

PAPER / PACKAGING - 0.4%
Kappa Beheer BV
   10.625%, 7/15/09 (c) ...........................        100           105,771
Temple-Inland, Inc.
   6.75%, 3/01/09 .................................        250           230,098
                                                                  --------------
                                                                         335,869
                                                                  --------------

PETROLEUM
   PRODUCTS - 0.3%
Apache Finance PTY, Ltd.
   6.50%, 12/15/07 ................................    $   250           230,642
                                                                  --------------

PUBLISHING - 0.3%
Knight-Ridder, Inc.
   6.875%, 3/15/29 ................................        250           219,886
                                                                  --------------

RETAIL - 0.4%
K Mart Funding Corp.
   9.44%, 7/01/18 .................................        150           142,292
Kohl's Corp.
   7.25%, 6/01/29 .................................        150           136,440
                                                                  --------------
                                                                         278,732
                                                                  --------------

TECHNOLOGY - 0.3%
Exodus Communications, Inc.
   10.75%, 12/15/09 (b) ...........................        200           204,500
                                                                  --------------

TELEPHONE UTILITY - 0.2%
MCI WorldCom, Inc.
   6.95%, 8/15/28 .................................        150           137,219
                                                                  --------------

TRANSPORTATION - 1.1%
Burlington Northern
   Santa Fe Corp.
   6.75%, 3/15/29 .................................        150           130,879
ERAC USA Finance Co.
   6.625%, 5/15/06 (b) ............................        100            93,131
Stagecoach Holdings Plc
   8.625%, 11/15/09 ...............................        150           150,938
Union Pacific Corp.
   6.625%, 2/01/29 ................................        500           423,541
                                                                  --------------
                                                                         798,489
                                                                  --------------

Total Corporate Debt
   Obligations
   (cost $7,806,384)...............................                    7,336,643
                                                                  --------------

YANKEE BONDS - 1.3%
Abbey National Plc
   6.70%, 6/29/49 .................................        150           136,058
Corporacion Andina
   De Fomento
   7.75%, 3/01/04 .................................        100           100,124
Deutsche Capital Bank
   7.872%, 12/29/49 (b) ...........................        100            96,867
Laidlaw, Inc.
   7.65%, 5/15/06 .................................        150           139,575
Metronet Communications
   Corp.
   9.95%, 6/15/08 (d) .............................        150           118,500
Philippine Long Distance
   Telephone Co.
   10.50%, 4/15/09 ................................        150           149,600

                                          Alliance Variable Products Series Fund
================================================================================
                                                      Shares or
                                                      Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------
Quebec Province Canada
   7.50%, 9/15/29 .................................    $   100    $       97,300
Telewest Communications Plc
   11.0%, 10/01/07(d) .............................        150           140,625
                                                                  --------------

Total Yankee Bonds
   (cost $1,001,796)...............................                      978,649
                                                                  --------------

Preferred Stock - 0.4%
CABLE - 0.4%
CSCHoldings, Inc. Series M
   11.125%, 4/10/08 (e)
   (cost $286,650) ................................      2,672           292,618
                                                                  --------------

SHORT-TERM
   INVESTMENT - 8.3%
TIME DEPOSIT - 8.3%
State Street Euro Dollar
   3.00%, 1/03/00
   (amortized cost
   $6,231,000) ....................................    $ 6,231         6,231,000
                                                                  --------------

TOTAL INVESTMENTS - 99.4%
   (cost $71,733,654)..............................                   74,690,999
Other assets less
liabilities - 0.6%.................................                      478,604
                                                                  --------------

NET ASSETS - 100%..................................               $   75,169,603
                                                                  ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1999, the aggregate market value of these securities amounted to $744,381 or 1.0% of net assets.

(c) Securities, or portion thereof, with an aggregate market value of $105,771 have been segregated to collateralize forward exchange currency contracts.

(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(e)   PIK (Paid-in kind) preferred quarterly stock payments.

      See Glossary of Terms on page B-40

      See Notes to Financial Statements.

GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 95.2%
FINANCE - 17.5%
BANKING - MONEY
   CENTERS - 6.0%
Chase Manhattan Corp. .............................    157,300    $   12,220,244
Citigroup, Inc. ...................................    351,150        19,510,772
                                                                  --------------
                                                                      31,731,016
                                                                  --------------

BANKING - REGIONAL - 3.0%
BankAmerica Corp. .................................    226,900        11,387,544
Bank One Corp. ....................................    144,100         4,620,206
                                                                  --------------
                                                                      16,007,750
                                                                  --------------

INSURANCE - 1.8%
PMI Group, Inc. ...................................     88,350         4,312,584
The Hartford Financial
   Services Group, Inc. ...........................     36,000         1,705,500
Travelers Property Casualty
   Corp. Cl.A .....................................     99,300         3,401,025
                                                                  --------------
                                                                       9,419,109
                                                                  --------------

REAL ESTATE - 0.1%
ProLogis Trust ....................................     37,090           713,982
                                                                  --------------

MISCELLANEOUS - 6.6%
Associates First Capital Corp.
   Cl.A ...........................................    351,800         9,652,512
Household International, Inc. .....................    528,500        19,686,625
MBNA Corp. ........................................    113,850         3,102,413
The CIT Group, Inc. Cl.A ..........................    119,600         2,526,550
                                                                  --------------
                                                                      34,968,100
                                                                  --------------
                                                                      92,839,957
                                                                  --------------

TECHNOLOGY - 16.7%
COMMUNICATION
   EQUIPMENT - 2.8%
Motorola, Inc. ....................................     83,000        12,221,750
Tellabs, Inc. (a) .................................     42,000         2,694,562
                                                                  --------------
                                                                      14,916,312
                                                                  --------------

COMPUTER HARDWARE - 0.5%
Compaq Computer Corp. .............................     90,700         2,454,569

COMPUTER SERVICES - 7.2%
Computer Sciences Corp. (a) .......................    139,000        13,152,875
Electronic Data Systems
   Corp ...........................................    115,000         7,697,813
First Data Corp. ..................................    347,700        17,145,956
                                                                  --------------
                                                                      37,996,644
                                                                  --------------

CONTRACT
   MANUFACTURING - 3.5%
Sanmina Corp. (a) .................................    100,500        10,012,312
Solectron Corp. (a) ...............................     90,400         8,599,300
                                                                  --------------
                                                                      18,611,612
                                                                  --------------

NETWORKING SOFTWARE - 0.5%
3Com Corp. ........................................     61,000         2,865,094
                                                                  --------------

SEMI-CONDUCTOR
   COMPONENTS - 2.2%
Altera Corp. (a) ..................................    112,000    $    5,551,000
Atmel Corp. (a) ...................................    200,400         5,930,588
                                                                  --------------
                                                                      11,481,588
                                                                  --------------
                                                                      88,325,819
                                                                  --------------

CONSUMER STAPLES - 11.0%
BEVERAGES - 3.4%
Coca-Cola Enterprises, Inc. .......................    168,000         3,381,000
Pepsi Bottling Group, Inc. ........................    898,000        14,873,125
                                                                  --------------
                                                                      18,254,125
                                                                  --------------

COSMETICS - 0.6%
Avon Products, Inc. ...............................     93,500         3,085,500
                                                                  --------------

FOOD - 1.7%
General Mills, Inc. ...............................     79,000         2,824,250
Heinz (H.J.) Co. ..................................     43,000         1,711,937
Nabisco Group Holding
   Corp ...........................................    181,800         1,931,625
Tyson Foods, Inc. Cl.A ............................    167,200         2,717,000
                                                                  --------------
                                                                       9,184,812
                                                                  --------------

HOUSEHOLD PRODUCTS - 1.2%
Colgate-Palmolive Co. .............................     99,000         6,435,000
                                                                  --------------

RETAIL - FOOD &
   DRUG - 3.4%
Kroger Co. (a) ....................................    955,200        18,029,400
                                                                  --------------

TOBACCO - 0.7%
Philip Morris Cos., Inc. ..........................    149,000         3,454,938
                                                                  --------------
                                                                      58,443,775
                                                                  --------------

ENERGY - 10.6%
DOMESTIC
   INTEGRATED - 3.4%
Kerr-McGee Corp. ..................................    108,500         6,727,000
USX-Marathon Group ................................    470,500        11,615,469
                                                                  --------------
                                                                      18,342,469
                                                                  --------------

DOMESTIC PRODUCERS - 0.3%
Murphy Oil Corp. ..................................     25,550         1,465,931
                                                                  --------------

INTERNATIONAL - 2.7%
Repsol, SA (ADR) ..................................    169,000         3,929,250
Total Fina, SA (ADR)...............................    148,000        10,249,000
                                                                  --------------
                                                                      14,178,250
                                                                  --------------

OIL SERVICE - 3.4%
Noble Drilling Corp. (a) ..........................    463,200        15,169,800
Transocean Sedco Forex, Inc. ......................     82,200         2,769,113
                                                                  --------------
                                                                      17,938,913
                                                                  --------------

MISCELLANEOUS - 0.8%
AES Corp. (a) .....................................     60,300         4,507,425
                                                                  --------------
                                                                      56,432,988
                                                                  --------------

HEALTH CARE - 9.9%
DRUGS - 3.0%
Bristol-Myers Squibb Co. ..........................    132,800         8,524,100
Schering-Plough Corp. .............................    178,000         7,509,375
                                                                  --------------
                                                                      16,033,475
                                                                  --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
MEDICAL PRODUCTS - 1.3%
Abbott Laboratories ...............................    190,000    $    6,899,375
                                                                  --------------

MEDICAL SERVICES - 5.6%
Health Management
   Associates (a) .................................    320,000         4,280,000

PacifiCare Health Systems, Inc.
   Cl.B (a) .......................................     57,400         3,043,994
Tenet Healthcare Corp. (a) ........................    733,100        17,227,850
United Healthcare Corp. ...........................     93,700         4,977,812
                                                                  --------------
                                                                      29,529,656
                                                                  --------------
                                                                      52,462,506
                                                                  --------------

CONSUMER SERVICES - 8.3%
AIRLINES - 1.5%
Continental Airlines, Inc.
   Cl.B (a) .......................................    180,000         7,987,500
                                                                  --------------

BROADCASTING &
   CABLE - 1.5%
A.H. Belo Corp. Series A ..........................    199,000         3,793,438
MediaOne Group, Inc. (a) ..........................     52,000         3,994,250
                                                                  --------------
                                                                       7,787,688
                                                                  --------------

ENTERTAINMENT &
   LEISURE - 1.8%
Carnival Corp. ....................................    103,500         4,948,594
Royal Caribbean Cruises,
   Ltd ............................................     92,500         4,561,406
                                                                  --------------
                                                                       9,510,000
                                                                  --------------

PRINTING &
   PUBLISHING - 1.5%
Gannett Co., Inc. .................................     97,000         7,911,562
                                                                  --------------

RETAIL - GENERAL
   MERCHANDISE - 2.0%
Saks, Inc. (a) ....................................    492,600         7,666,087
Tommy Hilfiger Corp. (a) ..........................    125,100         2,916,394
                                                                  --------------
                                                                      10,582,481
                                                                  --------------
                                                                      43,779,231
                                                                  --------------

UTILITIES - 7.4%
ELECTRIC & GAS
   UTILITIES - 3.5%
Allegheny Energy, Inc. ............................     51,900         1,398,056
CMS Energy Corp. ..................................     88,400         2,756,975
Consolidated Edison, Inc. .........................     25,600           883,200
Duke Power Energy Corp. ...........................     20,600         1,032,575
Edison International ..............................    127,200         3,331,050
FPL Group, Inc. ...................................     47,900         2,050,719
GPU, Inc. .........................................    143,700         4,302,019
Pinnacle West Capital Corp. .......................     88,600         2,707,837
                                                                  --------------
                                                                      18,462,431
                                                                  --------------

                                                      Shares or
                                                      Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------
TELEPHONE UTILITIES - 3.9%
AT&T Corp. ........................................    148,241         7,523,231
BellSouth Corp. ...................................    215,000        10,064,687
MCI WorldCom, Inc. (a) ............................     61,752         3,274,786
                                                                  --------------
                                                                      20,862,704
                                                                  --------------
                                                                      39,325,135
                                                                  --------------

MULTI-INDUSTRY
   COMPANIES - 5.8%
Honeywell International, Inc. .....................     98,593         5,687,584
Tyco International, Ltd. ..........................    551,400        21,435,675
U.S. Industries, Inc. .............................    269,100         3,767,400
                                                                  --------------
                                                                      30,890,659
                                                                  --------------

CAPITAL GOODS - 3.3%
MISCELLANEOUS - 3.3%
United Technologies Corp. .........................    272,600        17,719,000
                                                                  --------------

BASIC INDUSTRIES - 2.7%
CHEMICALS - 2.7%
Eastman Chemical Co. ..............................     47,000         2,241,313
Lyondell Chemical Co. .............................    605,000         7,713,750
Solutia, Inc. .....................................    265,000         4,090,937
                                                                  --------------
                                                                      14,046,000
                                                                  --------------

CONSUMER
   MANUFACTURING - 1.7%
BUILDING & RELATED - 1.7%
Masco Corp. .......................................    343,700         8,721,388
                                                                  --------------

TRANSPORTATION - 0.3%
MISCELLANEOUS - 0.3%
Wisconsin Central Transport
   Corp. (a) ......................................    120,000         1,612,500
Total Common Stocks
   (cost $456,089,387).............................                  504,598,958
                                                                  --------------

SHORT-TERM
   INVESTMENT - 4.7%
TIME DEPOSIT - 4.7%
State Street Euro Dollar
   3.00%, 1/03/00
   (amortized cost
   $25,029,000) ...................................    $25,029        25,029,000
                                                                  --------------

TOTAL INVESTMENTS - 99.9%
   (cost $481,118,387).............................                  529,627,958
Other assets less
   liabilities - 0.1%..............................                      527,661
                                                                  --------------

NET ASSETS - 100%..................................               $  530,155,619
                                                                  --------------

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON & PREFERRED
   STOCKS - 97.4%
TECHNOLOGY - 53.7%
COMMUNICATIONS
   EQUIPMENT - 5.3%
Global TeleSystems Group,
   Inc. (a) .......................................    252,428    $    8,740,319
Loral Space &
   Communications (a) .............................    271,800         6,608,138
Sterling Commerce, Inc. (a) .......................    266,889         9,090,907
                                                                  --------------
                                                                      24,439,364
                                                                  --------------

COMMUNICATION
   SERVICES - 21.2%
AT&T Corp. ........................................     78,000         3,958,500
Cable & Wireless Plc
   (United Kingdom) ...............................    158,000         2,710,409
Mannesmann AG (Germany) ...........................    143,491        34,618,672
MCI WorldCom, Inc. (a) ............................    274,926        14,579,669
Nextel Communications, Inc.
   Cl.A (a) .......................................    227,000        23,402,281
Nextlink Communications, Inc.
   cv. pfd ........................................      6,000         1,151,250
Sprint Corp. ......................................    204,000        13,731,750
VoiceStream Wireless
   Corp. (a) ......................................     26,000         3,694,438
                                                                  --------------
                                                                      97,846,969
                                                                  --------------

COMPUTER HARDWARE - 2.8%
International Business
   Machines Corp. .................................    119,000        12,852,000
                                                                  --------------

COMPUTER SERVICES - 2.3%
Ceridian Corp. (a) ................................    498,800        10,755,375
                                                                  --------------

COMPUTER SOFTWARE - 2.5%
Sterling Software, Inc. (a) .......................    362,200        11,409,300
                                                                  --------------

ELECTRONICS - 3.8%
3Com Corp. (a) ....................................     14,000           657,563
Flextronics International,
   Ltd. (a) .......................................    120,000         5,523,750
SCI Systems, Inc. (a)  ............................    137,400        11,292,562
                                                                  --------------
                                                                      17,473,875
                                                                  --------------

SEMI-CONDUCTOR
   COMPONENTS - 2.6%
Altera Corp. (a) ..................................     24,000         1,189,500
Applied Materials, Inc. (a) .......................     48,000         6,079,500
Micron Technology, Inc. (a) .......................     62,000         4,820,500
                                                                  --------------
                                                                      12,089,500
                                                                  --------------

TELECOMMUNICATIONS - 7.3%
Colt Telecom Group Plc
   (ADR) (United Kingdom) (a) .....................     24,700         5,038,800
Globalstar Telecommunications,
   Ltd. (a) .......................................    147,400         6,490,206
Intermedia Communications,
   Inc. (a) .......................................        609            23,591
   cv.pfd .........................................     18,000           913,500
Millicom International Cellular,
   SA (Luxembourg) (a) ............................     56,500         3,517,125
Nokia Corp. (ADR) (Finland) .......................     13,500         2,565,000
NTL, Inc. (a) .....................................    102,000        12,711,750
Qwest Communications
   International, Inc. (a) ........................     30,000         1,289,063
Vodafone AirTouch Plc
   (ADR) (United Kingdom) .........................     23,000         1,138,500
                                                                  --------------
                                                                      33,687,535
                                                                  --------------

MISCELLANEOUS - 5.9%
Sanmina Corp. (a) .................................    174,100        17,344,712
Solectron Corp. (a) ...............................    104,500         9,940,563
                                                                  --------------
                                                                      27,285,275
                                                                  --------------
                                                                     247,839,193
                                                                  --------------

FINANCE - 20.9%
BANKING - MONEY
   CENTERS - 2.5%
Automatic Common Exchange
   Security Trust II ..............................     23,600           225,675
Chase Manhattan Corp. .............................    111,940         8,696,339
The Bank of Tokyo-Mitsubishi,
   Ltd. (ADR) (Japan) .............................    199,000         2,773,562
                                                                  --------------
                                                                      11,695,576
                                                                  --------------

BANKING - REGIONAL - 5.3%
BankAmerica Corp. .................................    172,600         8,662,362
Bank One Corp. ....................................     84,000         2,693,250
The CIT Group, Inc. Cl.A ..........................    622,960        13,160,030
                                                                  --------------
                                                                      24,515,642
                                                                  --------------

INSURANCE - 3.8%

Ace, Ltd. .........................................     80,600         1,345,013
American International
   Group, Inc. ....................................    147,546        15,953,411
                                                                  --------------
                                                                      17,298,424
                                                                  --------------

REAL ESTATE - 1.2%
Entertainment Properties Trust ....................     56,000           738,500
Humphrey Hospitality Trust,
   Inc ............................................     99,100           764,928
JP Realty, Inc. ...................................    149,800         2,340,625
Koger Equity, Inc. ................................    100,000         1,687,500
                                                                  --------------
                                                                       5,531,553
                                                                  --------------

MISCELLANEOUS - 8.1%
Associates First Capital Corp.
   Cl.A ...........................................    308,000         8,450,750
Citigroup, Inc. ...................................    223,498        12,418,108
Household International, Inc. .....................     75,000         2,793,750
MBNA Corp. ........................................    381,975        10,408,819
Providian Financial Corp. .........................     34,100         3,105,231
                                                                  --------------
                                                                      37,176,658
                                                                  --------------
                                                                      96,217,853
                                                                  --------------

CONSUMER SERVICES - 10.4%
AIRLINES - 0.8%
Continental Airlines, Inc.
   Cl.B (a) .......................................     83,000         3,683,125
                                                                  --------------

                                          Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
BROADCASTING &
   CABLE - 5.4%
AT&T Corp. - Liberty Media
   Group (a) ......................................    437,878    $   24,849,577
                                                                  --------------

BUSINESS SERVICES - 1.1%
Cendant Corp. (a) .................................    196,338         5,215,228
                                                                  --------------

ENTERTAINMENT &
   LEISURE - 0.6%
Carnival Corp. Cl.A ...............................     17,700           846,281
Royal Caribbean Cruises,
   Ltd ............................................     25,600         1,262,400
Walt Disney Co. ...................................     17,000           497,250
                                                                  --------------
                                                                       2,605,931
                                                                  --------------

RETAIL - GENERAL
   MERCHANDISE - 2.5%
Gap, Inc. .........................................      8,000           368,000
Home Depot, Inc. ..................................    117,450         8,052,665
The Limited, Inc. .................................     78,300         3,391,369
                                                                  --------------
                                                                      11,812,034
                                                                  --------------
                                                                      48,165,895
                                                                  --------------

HEALTH CARE - 5.0%
DRUGS - 2.9%
Bristol-Myers Squibb Co. ..........................     98,000         6,290,375
Merck & Co., Inc. .................................     61,800         4,144,462
Schering-Plough Corp. .............................     69,000         2,910,938
SICOR, Inc. (a)(b) ................................      8,000           232,500
                                                                  --------------
                                                                      13,578,275
                                                                  --------------

MEDICAL PRODUCTS - 1.1%
Boston Scientific Corp. (a) .......................    177,000         3,871,875
Medtronic, Inc. ...................................     30,400         1,107,700
                                                                  --------------
                                                                       4,979,575
                                                                  --------------

MEDICAL SERVICES - 1.0%
McKesson HBOC, Inc. ...............................    205,160         4,628,923
                                                                  --------------
                                                                      23,186,773
                                                                  --------------

BUSINESS SERVICES - 4.3%
BROADCASTING - 2.1%
Adelphia Communications
   Corp. Cl. A (a) ................................     98,400         6,454,425
   cv.pfd .........................................      4,000           752,500
UnitedGlobalCom, Inc.
   Cl.A (a) .......................................     34,400         2,425,200
                                                                  --------------
                                                                       9,632,125
                                                                  --------------

BROADCASTING &
   CABLE - 2.2%
CBS Corp. (a) .....................................    103,700    $    6,630,319
MediaOne Group, Inc. (a) ..........................     49,000         3,763,812
                                                                  --------------
                                                                      10,394,131
                                                                  --------------
                                                                      20,026,256
                                                                  --------------

MULTI-INDUSTRY
   COMPANIES - 1.2%
Tyco International, Ltd. ..........................    143,144         5,564,723
                                                                  --------------

ENERGY - 1.0%
OIL SERVICES - 1.0%
Kerr-McGee Corp. ..................................     21,000         1,302,000
Total Fina SA (ADR)
   (France) .......................................     45,000         3,116,250
                                                                  --------------
                                                                       4,418,250
                                                                  --------------

CONSUMER STAPLES - 0.9%
RETAIL - FOOD &
   DRUGS - 0.9%
Kroger Co. (a) ....................................    172,000         3,246,500
Safeway, Inc. (a) .................................     27,000           960,188
                                                                  --------------
                                                                       4,206,688
                                                                  --------------

Total Common & Preferred
   Stocks
   (cost $284,750,761).............................                  449,625,631
                                                                  --------------

LONG-TERM DEBT
   SECURITY - 1.1%
COMMUNICATIONS
   EQUIPMENT - 1.1%
Global TeleSystems Group, Inc.
   5.75%, 7/01/10
   (cost $2,915,297) ..............................    $3,735          5,014,237
                                                                  --------------

TOTAL INVESTMENTS - 98.5%
   (cost $287,666,058).............................                  454,639,868
Other assets less
   liabilities - 1.5%..............................                    7,093,849
                                                                  --------------

NET ASSETS - 100%..................................               $  461,733,717
                                                                  ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1999, the aggregate market value of this security amounted to $232,500 or .05% of net assets

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 96.9%
FINLAND - 4.5%
Nokia Corp. .......................................     20,200    $    3,662,723
                                                                  --------------

FRANCE - 7.4%
Banque Nationale de Paris .........................     21,700         2,002,329
Carrefour .........................................      6,000         1,106,674
Sanofi Synthelabo, SA (a) .........................     32,400         1,349,260
Total Fina, SA Cl. B ..............................     12,050         1,608,360
                                                                  --------------
                                                                       6,066,623
                                                                  --------------

GERMANY - 6.2%
Mannesmann AG .....................................     21,123         5,096,140
                                                                  --------------

HONG KONG - 3.8%
Cheung Kong Holdings, Ltd. ........................     42,000           532,193
China Telecom
   (Hong Kong), Ltd. ..............................    220,000         1,372,612
Citic Pacific, Ltd. ...............................    174,000           653,605
Sun Hung Kai Properties,
   Ltd. ...........................................     51,000           531,421
                                                                  --------------
                                                                       3,089,831
                                                                  --------------

IRELAND - 2.1%
Bank of Ireland ...................................    106,000           843,555
CRH Plc (b) .......................................     40,400           872,949
                                                                  --------------
                                                                       1,716,504
                                                                  --------------

JAPAN - 29.9%
Bank of Fukuoka, Ltd. .............................    157,000         1,089,488
Bank of Tokyo-Mitsubishi,
   Ltd ............................................    144,000         2,007,008
Banyu Pharmaceutical Co.,
   Ltd. ...........................................     48,000           744,641
Canon, Inc. .......................................     36,000         1,430,557
Daito Trust Construction Co.,
   Ltd. ...........................................      6,400            71,410
Daiwa Securities Group, Inc. ......................     57,000           892,072
Japan Tobacco, Inc. ...............................         56           428,619
Kao Corp. .........................................     77,000         2,196,878
Kawasaki Steel Corp. ..............................    289,000           517,637
Nippon Television Network
   Corp. ..........................................        790           927,865
NTT Mobile Communications
   Network, Inc. ..................................         95         3,654,204
Santen Pharmaceutical Co,
   Ltd. ...........................................     12,000           197,906
Softbank Corp. ....................................      2,800         2,680,239
Sumitomo Trust & Banking
   Co., Ltd. ......................................    201,000         1,357,444
Takeda Chemical Industries ........................     31,000         1,532,250
   TDK Corp. (a) ..................................     10,000         1,381,032
Tokyo Electron, Ltd. ..............................     19,000         2,603,504
Yamanouchi Pharmaceutical
   Co., Ltd. ......................................     17,000           594,010
                                                                  --------------
                                                                      24,306,764
                                                                  --------------

NETHERLANDS - 11.5%
Akzo Nobel NV .....................................     11,000           551,826
Equant NV (a) .....................................      5,500           624,406
   NY registered Shares (a)(c) ....................     17,100         1,915,200
St. Microelectronics NV ...........................     13,500         2,077,961
United Pan-Europe
   Communications NV (a)  .........................     32,770         4,192,377
                                                                  --------------
                                                                       9,361,770
                                                                  --------------

SINGAPORE - 1.8%
DBS Group Holdings, Ltd. (a) ......................     89,038         1,459,464
                                                                  --------------

SOUTH KOREA - 2.4%
SK Telecom Co., Ltd. (ADR) ........................     51,037         1,958,526
                                                                  --------------

SPAIN - 2.5%
Altadis, SA Series A ..............................     59,400           849,679
Repsol, SA ........................................     50,200         1,164,097
                                                                  --------------
                                                                       2,013,776
                                                                  --------------

SWEDEN - 1.4%
Securitas AB Series B .............................     62,260         1,126,812
                                                                  --------------

SWITZERLAND - 1.9%
ABB AG (a) ........................................     12,400         1,516,611
                                                                  --------------

UNITED KINGDOM - 21.5%
Bank of Scotland ..................................    173,503         2,015,065
British Aerospace Plc .............................    177,500         1,166,933
British Airways Plc ...............................    177,900         1,160,942
British Sky Broadcasting
   Group Plc ......................................    181,210         2,927,085
CGU Plc ...........................................     45,000           726,158
Dixons Group Plc ..................................     37,200           895,328
Next Plc ..........................................    198,800         1,907,463
Royal Bank of Scotland Group
   Plc ............................................     89,991         1,593,173
Standard Chartered Plc ............................    148,393         2,361,037
United News & Media Plc ...........................    138,310         1,743,732
Vodafone AirTouch Plc .............................    191,290           953,515
                                                                  --------------
                                                                      17,450,431
                                                                  --------------

TOTAL INVESTMENTS - 96.9%
   (cost $56,284,838)..............................                   78,825,975
Other assets less
   liabilities - 3.1%..............................                    2,544,280
                                                                  --------------
NET ASSETS - 100%..................................               $   81,370,255
                                                                  ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

(b)   British Pound denominated security.

(c)   United States Dollar denominated security.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 96.8%
TECHNOLOGY - 30.2%
COMMUNICATIONS
   EQUIPMENT - 10.2%
EMC Corp. (a) .....................................    602,200    $   65,790,350
Lucent Technologies, Inc. .........................    312,384        23,370,228
Nokia Corp. (ADR) (Finland) .......................    755,200       143,488,000
Nortel Networks Corp. .............................     80,500         8,130,500
                                                                  --------------
                                                                     240,779,078
                                                                  --------------

COMPUTER
   HARDWARE - 6.8%
Dell Computer Corp. (a) ...........................  2,395,100       122,075,253
International Business
   Machines Corp. .................................     51,600         5,572,800
Sun Microsystems, Inc. (a) ........................    443,000        34,290,969
                                                                  --------------
                                                                     161,939,022
                                                                  --------------

COMPUTER SOFTWARE - 2.1%
Microsoft Corp. (a) ...............................    367,500        42,894,141
Oracle Corp. (a) ..................................     56,000         6,273,750
                                                                  --------------
                                                                      49,167,891
                                                                  --------------

CONTRACT
   MANUFACTURING - 0.9%
Solectron Corp. (a) ...............................    219,100        20,841,887
                                                                  --------------

INTERNET - 0.9%
America Online, Inc. (a) ..........................    273,800        20,654,788
                                                                  --------------

NETWORKING
   SOFTWARE - 5.3%
Cisco Systems, Inc. (a) ...........................  1,184,000       126,799,000
                                                                  --------------

SEMI-CONDUCTOR CAPITAL
   EQUIPMENT - 0.6%
Applied Materials, Inc. (a) .......................    110,600        14,008,181
                                                                  --------------

SEMI-CONDUCTOR
   COMPONENTS - 3.4%
Intel Corp. .......................................    847,600        69,741,587
Micron Technology, Inc. (a) .......................    146,300        11,374,825
                                                                  --------------
                                                                      81,116,412
                                                                  --------------
                                                                     715,306,259
                                                                  --------------

CONSUMER SERVICES - 26.3%
AIRLINES - 1.6%
Continental Airlines, Inc.
   Cl.B(a) ........................................    128,000         5,680,000
Delta Air Lines, Inc. .............................    159,900         7,965,019
KLM Royal Dutch Air
   (Netherands) ...................................    141,063         3,517,759
Northwest Airlines Corp.
   Cl.A, (a) ......................................    251,260         5,574,831
UAL Corp. (a) .....................................    188,000        14,581,750
                                                                  --------------
                                                                      37,319,359
                                                                  --------------

BROADCASTING &
   CABLE - 8.0%
AMFM, Inc. (a) ....................................    315,100        24,656,575
AT&T Corp. - Liberty Media
   Cl.A (a) .......................................    955,110        54,202,493
Clear Channel
   Communications (a) .............................    175,400        15,654,450
MediaOne Group, Inc. (a) ..........................    871,400        66,934,412
Vodafone AirTouch Plc
   (ADR) (United Kingdom) .........................    577,800        28,601,100
                                                                  --------------
                                                                     190,049,030
                                                                  --------------

ENTERTAINMENT &
   LEISURE - 0.6%
Walt Disney Co. ...................................    532,700        15,581,475
                                                                  --------------

PRINTING &
   PUBLISHING - 0.5%
Gannett Co., Inc. .................................    147,000        11,989,687
                                                                  --------------

RETAIL - GENERAL
   MERCHANDISE - 15.6%
Costco Wholesale Corp. (a) ........................    416,500        37,992,609
Dayton Hudson Corp. ...............................    553,300        40,632,969
Gap, Inc. .........................................    877,050        40,344,300
Home Depot, Inc. ..................................  1,719,447       117,889,585
Kohl's Corp. (a) ..................................    274,900        19,844,344
Lowes Cos., Inc. ..................................    795,400        47,525,150
Tommy Hilfiger Corp. (a) ..........................    403,200         9,399,600
Wal-Mart Stores, Inc. .............................    808,100        55,859,912
                                                                  --------------
                                                                     369,488,469
                                                                  --------------
                                                                     624,428,020
                                                                  --------------

FINANCE - 16.6%
BANKING - MONEY
   CENTERS - 2.5%
Chase Manhattan Corp. .............................     48,800         3,791,150
Citigroup, Inc. ...................................    1,014,375      56,361,211
                                                                  --------------
                                                                      60,152,361
                                                                  --------------

BANKING - REGIONAL - 0.9%
BankAmerica Corp. .................................    289,567        14,532,644
Fifth Third Bancorp ...............................     84,200         6,175,544
                                                                  --------------
                                                                      20,708,188
                                                                  --------------

BROKERAGE & MONEY
   MANAGEMENT - 6.1%
Goldman Sachs Group, Inc. .........................    315,100        29,678,481
Merrill Lynch & Co., Inc. .........................    199,900        16,691,650
Morgan Stanley Dean Witter
   & Co. ..........................................    690,355        98,548,176
                                                                  --------------
                                                                     144,918,307
                                                                  --------------

INSURANCE - 0.9%
American International Group,
   Inc ............................................    202,868        21,935,103
                                                                  --------------

MORTGAGE BANKING - 2.2%
Federal Home Loan Mortgage
   Corp. ..........................................    822,800        38,723,025
Federal National Mortgage
   Assn. ..........................................    226,000        14,110,875
                                                                  --------------
                                                                      52,833,900
                                                                  --------------

PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(Continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
MISCELLANEOUS - 4.0%
Associates First Capital Corp.
   Cl.A ...........................................  1,019,556    $   27,974,068
MBNA Corp. ........................................  2,346,062        63,930,189
The CIT Group, Inc. Cl. A .........................     98,840         2,087,995
                                                                  --------------
                                                                      93,992,252
                                                                  --------------
                                                                     394,540,111
                                                                  --------------

HEALTH CARE - 9.6%
DRUGS - 8.9%
Bristol-Myers Squibb Co. ..........................    732,800        47,036,600
Merck & Co., Inc. .................................    243,400        16,323,012
Pfizer, Inc. ......................................  1,103,200        35,785,050
Schering-Plough Corp. .............................  1,387,700        58,543,594
Warner-Lambert Co. ................................    636,700        52,169,606
                                                                  --------------
                                                                     209,857,862
                                                                  --------------

MEDICAL PRODUCTS - 0.2%
Medtronic, Inc. ...................................    155,000         5,647,813
                                                                  --------------

MEDICAL SERVICES - 0.5%
IMS Health, Inc. ..................................    432,400        11,755,875
                                                                  --------------
                                                                     227,261,550
                                                                  --------------

MULTI-INDUSTRY
   COMPANIES - 3.9%
Honeywell International, Inc. .....................    405,237        23,377,109
Tyco International, Ltd. ..........................  1,783,224        69,322,833
                                                                  --------------
                                                                      92,699,942
                                                                  --------------

CONSUMER STAPLES - 3.7%
COSMETICS - 0.4%
Gillette Co. ......................................    197,500         8,134,531
                                                                  --------------

HOUSEHOLD
   PRODUCTS - 0.7%
Colgate-Palmolive Co. .............................    257,300        16,724,500
                                                                  --------------

RETAIL - FOOD &
   DRUGS - 1.5%
Kroger Co. (a) ....................................    762,000        14,382,750
Safeway, Inc. (a) .................................    244,000         8,677,250
Walgreen Co. ......................................    438,000        12,811,500
                                                                  --------------
                                                                      35,871,500
                                                                  --------------

TOBACCO - 1.1%
Philip Morris Cos., Inc. ..........................  1,149,273        26,648,768
                                                                  --------------
                                                                      87,379,299
                                                                  --------------

UTILITIES - 3.3%
TELEPHONE UTILITIES - 3.3%
MCI WorldCom, Inc. (a) ............................    500,579        26,546,304
Sprint Corp. ......................................    770,900        51,891,206
                                                                  --------------
                                                                      78,437,510
                                                                  --------------

CAPITAL GOODS - 1.7%
ELECTRICAL
   EQUIPMENT - 0.7%
General Electric Co. ..............................    111,500        17,254,625
                                                                  --------------

MISCELLANEOUS - 1.0%
United Technologies Corp. .........................    346,500        22,522,500
                                                                  --------------
                                                                      39,777,125
                                                                  --------------

CONSUMER
   MANUFACTURING - 0.8%
AUTO & RELATED - 0.3%
Ford Motor Co. ....................................    127,000         6,786,562
                                                                  --------------

BUILDING & RELATED - 0.5%
Masco Corp. .......................................    461,200        11,702,950
                                                                  --------------
                                                                      18,489,512
                                                                  --------------

ENERGY - 0.5%
DOMESTIC
   INTEGRATED - 0.3%
Atlantic Richfield Co. ............................     78,000         6,747,000
                                                                  --------------

OIL SERVICE - 0.2%
Schlumberger, Ltd. ................................     83,326         4,687,088
Transocean Sedco Forex, Inc. ......................     16,131           543,413
                                                                  --------------
                                                                       5,230,501
                                                                  --------------
                                                                      11,977,501
                                                                  --------------

BASIC INDUSTRY - 0.2%
PAPER & FOREST
   PRODUCTS - 0.2%
International Paper Co. ...........................     97,000         5,474,438
                                                                  --------------

Total Common Stocks
   (cost $1,532,494,276)...........................                2,295,771,267
                                                                  --------------

SHORT-TERM
   INVESTMENT - 3.3%
TIME DEPOSIT - 3.3%
State Street Cayman Islands
   3.00%, 1/03/00
   (amortized cost
   $78,196,000) ...................................    $78,196        78,196,000
                                                                  --------------

TOTAL INVESTMENTS - 100.1%
   (cost $1,610,690,276)...........................                2,373,967,267
Other assets less
   liabilities - (0.1%)............................                  (1,280,286)
                                                                  --------------

NET ASSETS - 100%..................................               $2,372,686,981
                                                                  ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 91.9%
CONSUMER PRODUCTS &
   SERVICES - 31.0%
AIRLINES - 2.2%
Alaska Air Group, Inc. (a) ........................     49,300    $    1,731,662
America West Holdings
   Cl.B (a) .......................................     96,500         2,002,375
                                                                  --------------
                                                                       3,734,037
                                                                  --------------

BEVERAGES - 0.0%
Canandaigua Brands, Inc.
   Cl.A (a) .......................................      1,000            51,000
                                                                  --------------

BROADCASTING &
   CABLE - 0.5%
Entercom Communications
   Corp. (a) ......................................     13,300           877,800
                                                                  --------------

BUSINESS SERVICES - 4.0%
Carey International, Inc. (a) .....................    149,200         3,660,062
FirstService Corp. (a) ............................     65,400           903,338
TeleSpectrum Worldwide,
   Inc. (a) .......................................    302,400         2,126,250
                                                                  --------------
                                                                       6,689,650
                                                                  --------------

ENTERTAINMENT &
   LEISURE - 8.5%
Ackerley Group, Inc. ..............................     50,900           922,563
Bally Total Fitness Holding
   Corp. (a) ......................................     49,600         1,323,700
Cinar Corp. Cl.B (ADR)
   (Canada) (a) ...................................    127,700         3,176,537
Imax Corp. (a) ....................................     37,500         1,027,734
Premier Parks, Inc. (a) ...........................    182,400         5,266,800
Sunterra Corp. (a) ................................    235,800         2,711,700
                                                                  --------------
                                                                      14,429,034
                                                                  --------------

INDUSTRIAL
   MACHINERY - 1.3%
United Rentals, Inc. (a) ..........................    132,500         2,269,063
                                                                  --------------

RESTAURANTS &
   LODGING - 0.8%
MeriStar Hospitality Corp. ........................     82,300         1,316,800
                                                                  --------------

RETAILING - 12.8%
BJ's Wholesale Club, Inc. (a) .....................    101,000         3,686,500
Circuit City Stores, Inc.
   Car Max Group (a) ..............................    236,400           546,675
Industrie Natuzzi SpA (ADR)
   (Italy) ........................................    112,400         1,489,300
Linens 'n Things, Inc. (a) ........................     33,700           998,363
Mens Wearhouse, Inc. (a) ..........................     90,450         2,662,622
Movado Group, Inc. ................................     87,600         1,910,775
ShopKo Stores, Inc. (a) ...........................     79,600         1,830,800
Stage Stores, Inc. (a) ............................    230,100           532,106
Transport World Entertainment
   Corp. (a) ......................................    129,650         1,353,222
Venator Group, Inc. (a) ...........................    504,300         3,530,100
Zale Corp. (a) ....................................     64,300         3,110,512
                                                                  --------------
                                                                      21,650,975
                                                                  --------------

MISCELLANEOUS - 0.9%
Insight Enterprises, Inc. (a) .....................     37,800    $    1,529,719
                                                                  --------------
                                                                      52,548,078
                                                                  --------------

TECHNOLOGY - 21.6%
COMPUTER HARDWARE - 3.0%
Apex, Inc. (a) ....................................    109,500         3,545,062
MIPS Technologies, Inc. (a) .......................     28,400         1,479,463
                                                                  --------------
                                                                       5,024,525
                                                                  --------------

COMPUTER SOFTWARE &
SERVICES - 6.9%
Activision, Inc. (a) ..............................     63,200           971,700
Aspect Development, Inc. (a) ......................     22,400         1,537,200
Business Objects SA (ADR)
   (France) (a) ...................................      8,600         1,143,263
DBT Online, Inc. (a)...............................    105,400         2,569,125
InterWorld Corp. (a) ..............................     26,500         2,259,953
New Era of Networks, Inc. (a) .....................     16,400           783,100
Technology Solutions Co. (a) ......................     28,100           915,884
Visual Networks, Inc. (a) .........................     19,800         1,566,675
                                                                  --------------
                                                                      11,746,900
                                                                  --------------

ELECTRONICS - 1.2%
Amphenol Corp. Cl.A (a) ...........................     17,100         1,138,219
NetIQ Corp. (a) ...................................     18,200           961,187
                                                                  --------------
                                                                       2,099,406
                                                                  --------------

INDUSTRIAL
   MACHINERY - 0.7%
Applied Power, Inc. Cl.A ..........................     32,600         1,198,050
                                                                  --------------

INTERNET SOFTWARE - 1.5%
Art Technology Group,
   Inc. (a) .......................................      9,400         1,222,881
S1 Corp. (a) ......................................     17,800         1,388,400
                                                                  --------------
                                                                       2,611,281
                                                                  --------------

RETAIL - 0.6%
Electronics Boutique Holdings
   Corp. (a) ......................................     53,700           976,669
                                                                  --------------

SEMI-CONDUCTOR
   EQUIPMENT - 2.1%
Fairchild Semiconductor
   Corp. (a) ......................................     45,200         1,344,700
MKS Instruments, Inc. (a) .........................     60,900         2,203,819
                                                                  --------------
                                                                       3,548,519
                                                                  --------------

TELECOMMUNICATIONS - 4.2%
Classic Communications, Inc.
   Cl.A (a) .......................................     32,400         1,188,675
Millicom International Cellular,
   SA (Luxembourg) (a) ............................     94,000         5,851,500
                                                                  --------------
                                                                       7,040,175
                                                                  --------------

QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
MISCELLANEOUS - 1.4%
DII Group, Inc. (a) ...............................     12,700    $      901,303
Excalibur Technologies
   Corp. (a) ......................................     70,700         1,462,606
                                                                  --------------
                                                                       2,363,909
                                                                  --------------
                                                                      36,609,434
                                                                  --------------

HEALTH CARE - 10.9%
BIOTECHNOLOGY - 2.1%
Aviron (a) ........................................     48,700           770,069
IDEC Pharmaceuticals
   Corp. (a) ......................................     28,400         2,787,637
                                                                  --------------
                                                                       3,557,706
                                                                  --------------

DRUGS, HOSPITAL
   SUPPLIES & MEDICAL
   SERVICES - 8.2%
Alpharma, Inc. Cl.A ...............................     22,400           688,800
Health Management Associates,
   Inc. Cl.A, (a) .................................    471,900         6,311,663
HealthExtras, Inc. (a) ............................     27,300           328,453
LifePoint Hospitals, Inc. (a) .....................    270,100         3,190,556
Medical Manager Corp. (a) .........................     27,700         2,331,128
Orthodontic Centers of
   America, Inc. (a) ..............................     88,300         1,054,081
                                                                  --------------
                                                                      13,904,681
                                                                  --------------

MEDICAL PRODUCTS - 0.6%
Summit Technology, Inc. (a) .......................     76,500           882,141
Women First HealthCare,
   Inc. (a) .......................................     34,700           190,850
                                                                  --------------
                                                                       1,072,991
                                                                  --------------
                                                                      18,535,378
                                                                  --------------

FINANCIAL SERVICES - 9.8%
BROKERAGE & MONEY
   MANAGEMENT - 4.3%
Legg Mason, Inc. ..................................    199,800         7,242,750
                                                                  --------------

REAL ESTATE - 5.5%
Chelsea GCA Realty, Inc. ..........................    209,300         6,226,675
Taubman Centers, Inc. .............................    295,500         3,176,625
                                                                  --------------
                                                                       9,403,300
                                                                  --------------
                                                                      16,646,050
                                                                  --------------

BASIC INDUSTRIES - 6.0%
BUILDING & RELATED - 0.6%
Shaw Group, Inc. (a) ..............................     43,600         1,103,625
                                                                  --------------

CHEMICALS - 0.6%
Lyondell Chemical Co. .............................     74,300           947,325
                                                                  --------------

TEXTILE PRODUCTS - 3.1%
Mohawk Industries, Inc. (a) .......................    196,350         5,178,732
                                                                  --------------

TRANSPORTATION &
   SHIPPING - 1.7%
Consolidated Freightways
   Corp. (a) ......................................    121,800           962,981
Teekay Shipping Corp. .............................    122,800         1,957,125
                                                                  --------------
                                                                       2,920,106
                                                                  --------------
                                                                      10,149,788
                                                                  --------------

CONSUMER
   MANUFACTURING - 5.7%
AUTO & RELATED - 5.7%
Budget Group, Inc. Cl.A (a) .......................    192,500         1,744,531
Dollar Thrifty Automotive
   Group, Inc. (a) ................................     61,500         1,472,156
Group 1 Automotive, Inc. (a) ......................    146,800         2,046,025
Monaco Coach Corp. (a) ............................    172,200         4,401,863
                                                                  --------------
                                                                       9,664,575
                                                                  --------------

ENERGY - 2.2%
DOMESTIC PRODUCERS - 0.7%
Murphy Oil Corp. ..................................     21,600         1,239,300
                                                                  --------------

OIL & GAS SERVICES - 1.5%
   Ensco International, Inc. ......................     62,300         1,425,113
Santa Fe International Corp. ......................     40,400         1,045,350
                                                                  --------------
                                                                       2,470,463
                                                                  --------------
                                                                       3,709,763
                                                                  --------------

UTILITY - 2.0%
UTILITIES - 2.0%
Southern Union Co. ................................    175,697         3,360,205
                                                                  --------------

MULTI-INDUSTRY
   COMPANIES - 1.4%
Korn/Ferry International (a) ......................     35,400         1,287,675
Metron Tech NV (a) ................................     68,100         1,089,600
                                                                  --------------
                                                                       2,377,275
                                                                  --------------

BUSINESS SERVICES - 1.3%
PRINTING, PUBLISHING &
   BROADCASTING - 0.7%
Scholastic Corp. (a) ..............................     15,600           970,612
Young Broadcasting Corp.
   Cl.A (a) .......................................     5,200           265,038
                                                                  --------------
                                                                       1,235,650
                                                                  --------------

PROFESSIONAL SERVICES - 0.6%
Century Business Services,
   Inc. (a) .......................................     18,900           158,878
ITT Educational Services,
   Inc. (a) .......................................     51,500           795,031
                                                                  --------------
                                                                         953,909
                                                                  --------------
                                                                       2,189,559
                                                                  --------------

Total Common Stocks
   (cost $141,343,677).............................                  155,790,105
                                                                  --------------

                                          Alliance Variable Products Series Fund
================================================================================
                                                      Shares or
                                                      Principal
                                                       Amount
                                                        (000)      U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM
   INVESTMENTS - 13.9%
U.S. GOVERNMENT
   AGENCY obligation - 13.7%
Federal Home Loan Bank
   1.28%, 1/03/00 .................................    $23,200    $   23,198,350
                                                                  --------------

TIME DEPOSIT - 0.2%
State Street Euro Dollar
   3.00%, 1/03/00 .................................        399           399,000
                                                                  --------------

Total Short-Term Investments
   (amortized cost
   $23,597,350)....................................                   23,597,350
                                                                  --------------

TOTAL INVESTMENTS - 105.8%
   (cost $164,941,027).............................                  179,387,455
Other assets less
   liabilities - (5.8%)............................                  (9,776,121)
                                                                  --------------

NET ASSETS - 100%..................................               $  169,611,334
                                                                  ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

Real Estate Investment Portfolio
Portfolio Of Investments
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 91.5%
REAL ESTATE INVESTMENT
   TRUSTS - 91.5%
APARTMENTS - 12.8%
Apartment Investment &
   Management Co. .................................     22,500    $      895,781
Avalon Bay Communities,
   Inc. ...........................................     19,434           666,829
Equity Residential Properties
   Trust ..........................................      4,500           192,094
Essex Property Trust, Inc. ........................     15,400           523,600
                                                                  --------------
                                                                       2,278,304
                                                                  --------------

DIVERSIFIED - 10.7%
Captec Net Lease Realty,
   Inc. ...........................................      6,800            51,425
Correctional Properties Trust .....................     16,900           207,025
Entertainment Properties
   Trust ..........................................     30,600           403,537
Glenborough Realty Trust,
   Inc. ...........................................     18,900           252,788
Mission West Properties, Inc. .....................     17,500           135,625
Vornado Realty Trust ..............................     26,700           867,750
                                                                  --------------
                                                                       1,918,150
                                                                  --------------

HOTELS & RESTAURANTS - 4.7%
Hospitality Properties Trust ......................     19,200           366,000
MeriStar Hospitality Corp. ........................     30,078           481,248
                                                                  --------------
                                                                         847,248
                                                                  --------------

MANUFACTURED HOME
   COMMUNITIES - 2.2%
Sun Communities, Inc. .............................     12,000           386,250
                                                                  --------------

OFFICE - 22.9%
Alexandria Real Estate
   Equities, Inc. .................................     13,300           423,106
Arden Realty Group, Inc. ..........................     22,600           453,413
Boston Properties, Inc. ...........................     28,500           887,062
Cornerstone Properties, Inc. ......................     53,100           776,588
Equity Office Properties Trust ....................     40,800         1,004,700
SL Green Realty Corp. .............................     24,800           539,400
                                                                  --------------
                                                                       4,084,269
                                                                  --------------

OFFICE - INDUSTRIAL
   MIX - 12.5%
Brandywine Realty Trust ...........................     26,300           430,663
Highwoods Properties, Inc. ........................     16,000           372,000
Reckson Associates Realty
   Corp ...........................................     37,500    $      768,750
Spieker Properties, Inc. ..........................     18,300           666,806
                                                                  --------------
                                                                       2,238,219
                                                                  --------------

REGIONAL MALLS - 7.0%
Macerich Co. ......................................     28,400           591,075
Mills Corp. .......................................     29,800           532,675
Simon Property Group, Inc. ........................      5,400           123,862
                                                                  --------------
                                                                       1,247,612
                                                                  --------------

SHOPPING CENTERS - 5.8%
Pan Pacific Retail Properties,
   Inc. ...........................................     39,400           642,713
Prime Retail, Inc. ................................     46,400           261,000
Ramco-Gershenson Properties
   Trust ..........................................     10,400           131,300
                                                                  --------------
                                                                       1,035,013
                                                                  --------------

STORAGE - 4.2%
Public Storage, Inc. ..............................     33,100           750,956
                                                                  --------------

WAREHOUSE &
   INDUSTRIAL - 8.7%
AMB Property Corp. ................................     13,100           261,181
Cabot Industrial Trust ............................     26,300           483,263
ProLogis Trust ....................................     41,900           806,575
                                                                  --------------
                                                                       1,551,019
                                                                  --------------

Total Common Stocks
   (cost $18,963,025)..............................                   16,337,040
                                                                  --------------

SHORT-TERM
   INVESTMENT - 7.2%
TIME DEPOSIT - 7.2%
State Street Euro Dollar
   3.00%, 1/03/00
   (amortized cost
   $1,285,000) ....................................    $ 1,285         1,285,000
                                                                  --------------

TOTAL INVESTMENTS - 98.7%
   (cost $20,248,025)..............................                   17,622,040
Other assets less
   liabilities - 1.3%..............................                      230,436
                                                                  --------------

NET ASSETS - 100%..................................               $   17,852,476
                                                                  ==============

--------------------------------------------------------------------------------
See Glossary of Terms on page B-40.

See Notes to Financial Statements.

Technology Portfolio
Portfolio Of Investments
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS - 90.7%
TECHNOLOGY - 86.7%
COMMUNICATIONS
   EQUIPMENT - 8.0%
General Instrument Corp. (a) ......................     56,500    $    4,802,500
Motorola, Inc. ....................................     58,100         8,555,225
Nokia Corp. (ADR)
   (Finland) (a) ..................................     84,700        16,093,000
                                                                  --------------
                                                                     29,450,725
                                                                  --------------

COMPUTER HARDWARE - 6.4%
Apex, Inc. (a) ....................................     78,250         2,533,344
Dell Computer Corp. (a) ...........................    271,900        13,858,403
Gateway, Inc. (a) .................................     99,900         7,199,044
                                                                  --------------
                                                                      23,590,791
                                                                  --------------

COMPUTER PERIPHERALS - 3.0%
Lexmark International Group,
   Inc. (a) .......................................    119,500        10,814,750
                                                                  --------------

COMPUTER SERVICES - 11.1%
Computer Sciences Corp. (a) .......................    100,900         9,547,662
Convergys Corp. (a) ...............................     45,400         1,396,050
DST Systems, Inc. (a)  ............................     89,025         6,793,720
First Data Corp. ..................................    185,900         9,167,194
Fiserv, Inc. (a) ..................................    108,350         4,144,388
Galileo International, Inc. .......................     35,100         1,050,806
Gartner Group, Inc. Cl.A ..........................     41,000           625,250
IXL Enterprises, Inc. (a) .........................     22,200         1,229,325
Sabre Group Holdings, Inc.
   Cl.A (a) .......................................     44,400         2,275,500
Sapient Corp. (a) .................................     17,400         2,451,769
USWeb Corp. (a) ...................................     51,000         2,267,906
                                                                  --------------
                                                                      40,949,570
                                                                  --------------

COMPUTER SOFTWARE - 17.3%
Amdocs, Ltd (a) ...................................    295,200        10,184,400
BEA Systems, Inc. (a)..............................    106,000         7,423,312
DoubleClick, Inc. (a)  ............................     44,900        11,372,328
I2 Technologies, Inc. (a) .........................     49,900         9,721,144
Lycos, Inc. (a) ...................................     31,300         2,491,284
Microsoft Corp. (a) ...............................     99,100        11,566,828
New Era of Networks,
   Inc. (a) .......................................     70,800         3,380,700
Oracle Corp. (a) ..................................     33,300         3,730,641
Rational Software Corp. (a) .......................     54,500         2,682,422
Vitria Technology, Inc. (a) .......................      4,600         1,077,838
                                                                  --------------
                                                                      63,630,897
                                                                  --------------

CONTRACT MANUFACTURING - 8.7%
Flextronics International,
   Ltd. (a) .......................................     81,000         3,728,531
Jabil Circuit, Inc. (a) ...........................     48,700         3,555,100
Sanmina Corp. (a) .................................    104,750        10,435,719
Solectron Corp. (a) ...............................    150,900        14,354,362
                                                                  --------------
                                                                      32,073,712
                                                                  --------------

                                                      Shares or
                                                      Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
================================================================================
INTERNET - 6.6%
America Online, Inc. (a) ..........................    178,300    $   13,450,506
EBay, Inc. (a) ....................................     48,300         6,048,066
Freemarkets, Inc. (a)  ............................      2,800           955,938
Internet Capital Group,
   Inc. (a) .......................................     21,800         3,703,956
                                                                  --------------
                                                                      24,158,466
                                                                  --------------

NETWORKING
   SOFTWARE - 5.6%
Cisco Systems, Inc. (a) ...........................    191,600        20,519,162
                                                                  --------------

SEMI-CONDUCTOR
   CAPITAL EQUIPMENT - 7.7%
Amkor Technology, Inc. (a) ........................     69,100         1,943,438
Applied Materials, Inc. (a) .......................     95,100        12,045,009
KLA-Tencor Corp. (a) ..............................     50,900         5,667,397
Teradyne, Inc. (a) ................................    132,300         8,731,800
                                                                  --------------
                                                                      28,387,644
                                                                  --------------

SEMI-CONDUCTOR
   COMPONENTS - 12.3%
Altera Corp. (a) ..................................    166,800         8,267,025
Fairchild Semiconductor Corp.
   Cl.A (a) .......................................     10,300           306,425
Intel Corp. (a) ...................................     72,900         5,998,303
PMC-Sierra, Inc. (a) ..............................     55,500         8,895,609
St. Microelectronics NV
   (ADR) (Netherlands) ............................     36,400         5,512,325
Texas Instruments, Inc. (a) .......................     66,600         6,451,875
Xilinx, Inc. (a) ..................................    216,500         9,843,985
                                                                  --------------
                                                                      45,275,547
                                                                  --------------
                                                                     318,851,264
                                                                  --------------

BASIC INDUSTRY - 2.1%
MISCELLANEOUS
   TECHNOLOGY - 2.1%
Mannesmann AG (ADR)
   (Germany) ......................................     32,800         7,873,709
                                                                  --------------

UTILITY - 1.1%
TELEPHONE UTILITY - 1.1%
MCI WorldCom, Inc. (a) ............................     74,700         3,961,435
                                                                  --------------

CONSUMER SERVICES - 0.8%
RETAIL - GENERAL
   MERCHANDISE - 0.8%
Tandy Corp. .......................................     60,300         2,966,006
                                                                  --------------

Total Common Stocks
   (cost $171,589,306).............................                  333,652,414
                                                                  --------------

SHORT-TERM
   INVESTMENT - 8.8%
TIME DEPOSIT - 8.8%
State Street Euro Dollar
   3.00%, 1/03/00
   (amortized cost
   $32,413,000) ...................................    $32,413        32,413,000
                                                                  --------------

Technology Portfolio
Portfolio Of Investments
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                            U.S. $ Value
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 99.5%
   (cost $204,002,306).............................               $  366,065,414
Other assets less
   liabilities - 0.5%..............................                    1,764,079
                                                                  --------------

NET ASSETS - 100%..................................               $  367,829,493
                                                                  ==============

--------------------------------------------------------------------------------
(a)   Non-income producing security.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

Utility Income Portfolio
Portfolio Of Investments
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                                 Shares      U.S. $ Value
--------------------------------------------------------------------------------
COMMON & PREFERRED
   STOCKS - 92.4%
UNITED STATES
   INVESTMENTS - 77.9%
UTILITIES - 55.1%
ELECTRIC & GAS
   UTILITIES - 30.7%
AGL Resources, Inc. ...............................      6,100    $      103,700
Allegheny Energy, Inc. ............................     46,800         1,260,675
Calpine Corp. (a) .................................      8,900           569,600
CMS Energy Corp. ..................................     18,400           573,850
Consolidated Edison, Inc. .........................     35,700         1,231,650
DPL, Inc. .........................................     21,000           363,562
FPL Group, Inc. ...................................     35,200         1,507,000
GPU, Inc. .........................................     36,000         1,077,750
Illinova Corp. ....................................     28,000           973,000
KeySpan Corp. .....................................      4,600           106,663
MCN Energy Group, Inc. ............................      4,600           109,250
Montana Power Co. .................................     31,200         1,125,150
New Jersey Resources Corp. ........................      4,400           171,875
NIPSCO Industries, Inc. ...........................     56,200         1,150,075
Northwest Natural Gas Co. .........................      5,250           114,680
NSTAR .............................................     28,000         1,134,000
People's Energy Corp. .............................      3,600           120,600
Pinnacle West Capital Corp. .......................     19,000           580,687
Potomac Electric Power Co. ........................     50,000         1,146,875
Questar Corp. .....................................      7,000           105,000
Reliant Energy, Inc. ..............................     23,000           526,125
Sempra Energy .....................................      6,165           107,117
                                                                  --------------
                                                                      14,158,884
                                                                  --------------

TELEPHONE UTILITIES - 24.4%
AT&T Corp. ........................................     36,361         1,845,321
Bell Atlantic Corp. ...............................     12,800           788,000
BellSouth Corp. ...................................     42,900         2,008,257
GTE Corp. .........................................     20,500         1,446,531
MCI WorldCom, Inc. (a) ............................     36,000         1,909,125
SBC Communications, Inc. ..........................     35,795         1,745,006
Telephone and Data Systems,
   Inc ............................................      6,000           756,000
US West Communications
   Group ..........................................     10,800           777,600
                                                                  --------------
                                                                      11,275,840
                                                                  --------------
                                                                      25,434,724
                                                                  --------------

CONSUMER
   SERVICES - 15.5%
BROADCASTING &
   CABLE - 15.5%
Cablevision Systems Corp.
   CI.A (a) .......................................     14,828         1,119,514
Comcast Corp. Cl.A ................................     18,000           909,563
MediaOne Group, Inc. (b) ..........................     21,400         2,311,200
NTL, Inc. (a) .....................................      5,215           649,919
Omnipoint Corp.
   7.00% cv. pfd. (c) .............................     11,000         2,168,375
                                                                  --------------
                                                                       7,158,571
                                                                  --------------

ENERGY - 6.0%
DOMESTIC PRODUCERS - 0.3%
Washington Gas Light Co. ..........................      5,600           154,000
                                                                  --------------

PIPELINES - 2.9%
Enron Corp. .......................................     11,600           514,750
Piedmont Natural Gas
   Co., Inc. ......................................      5,100           154,275
The Williams Cos., Inc. ...........................     22,031           673,322
                                                                  --------------
                                                                       1,342,347
                                                                  --------------

MISCELLANEOUS - 2.8%
AES Corp. (a) .....................................     17,200         1,285,700
                                                                  --------------
                                                                       2,782,047
                                                                  --------------

MULTI-INDUSTRY
   COMPANIES - 0.8%
Southwest Gas Corp. ...............................      7,000           161,000
Wicor, Inc. .......................................      7,000           204,312
                                                                  --------------
                                                                         365,312
                                                                  --------------

TECHNOLOGY - 0.5%
COMMUNICATION
   EQUIPMENT - 0.5%
PairGain Technologies,
   Inc. (a) .......................................     17,000           240,656
Total United States Investments
   (cost $26,933,113)..............................                   35,981,310
                                                                  --------------

FOREIGN
   INVESTMENTS - 14.5%
ARGENTINA - 1.6%
Telecom Argentina, SA .............................     11,500           393,875
Telefonica De Argentina ...........................     11,500           355,063
                                                                  --------------
                                                                         748,938
                                                                  --------------

BRAZIL -  0.3%
Celular CRT Participacoes,
   SA (a) .........................................    129,000            22,494
Companhia Energetica de
   Minas Gerais (ADR) .............................      1,958            44,214
Companhia Paranaense de
   Energia-Copel pfd. (ADR) .......................      4,700            43,769
Companhia Riograndense de
   Telecom pfd ....................................    129,000            39,989
                                                                  --------------
                                                                         150,466
                                                                  --------------

CANADA - 3.3%
BCE, Inc. .........................................     16,700         1,506,131

FINLAND - 4.1%
Nokia Corp. (ADR) .................................     10,000         1,900,000

MEXICO - 3.0%
Telefonos de Mexico, SA
   Series L (ADR) .................................     12,400         1,395,000

PERU - 0.2%
Telefonica del Peru, SA Cl.B ......................     62,000            80,758

PHILIPPINES - 0.4%
Philippine Long Distance
   Telephone Co. (ADR) ............................      6,000           155,250
                                                                  --------------

UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                                Shares       U.S. $ Value
--------------------------------------------------------------------------------
SOUTH KOREA - 1.6%
Korea Electric Power Corp. .....................          4,020     $   124,618
SK Telecom Co., Ltd. (ADR) .....................         16,172         620,602
                                                                    -----------
                                                                        745,220
                                                                    -----------

Total Foreign Investments
  (cost $2,928,732) ............................                      6,681,763
                                                                    -----------

Total Common &
  Preferred Stocks
  (cost $29,861,845) ...........................                     42,663,073
                                                                    -----------

                                                      Principal
                                                       Amount
Company                                                 (000)       U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM
  INVESTMENT - 7.4%
TIME DEPOSIT - 7.4%
State Street Euro Dollar
  3.00%, 1/03/00
  (amortized cost
  $3,414,000) ..................................        $ 3,414     $ 3,414,000
                                                                    -----------

TOTAL INVESTMENTS - 99.8%
  (cost $33,275,845) ..................                              46,077,073
Other assets less
  liabilities - 0.2% ..................                                  81,175
                                                                    -----------
NET ASSETS - 100% .....................                             $46,158,248
                                                                    ===========

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b) Premium Income Exchangeable note which is convertible to Vodafone AirTouch Plc until 8/15/01 at a rate of 2.0253 shares of Vodafone AirTouch for every share of the exchangeable note.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1999, the aggregate market value of this security amounted to $2,168,375 or 4.7% of net assets.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

Company                                               Shares        U.S. $ Value
--------------------------------------------------------------------------------
COMMON STOCKS & OTHER
  INVESTMENTS - 95.6%
ARGENTINA - 0.7%
Nortel Inversora, SA
  pfd. (ADR) (a) ..........................             22,300       $   432,062
                                                                     -----------
AUSTRALIA - 1.3%
CSL, Ltd. .................................             31,500           452,887
TAB Corp. Holdings, Ltd. ..................             34,000           230,219
Tab Queensland, Ltd. (a) ..................            117,800           163,178
                                                                     -----------
                                                                         846,284
                                                                     -----------
AUSTRIA - 2.0%
Austria Tabakwerke AG .....................              6,653           321,691
Bank Austria AG ...........................             16,680           940,945
                                                                     -----------
                                                                       1,262,636
                                                                     -----------
BRAZIL - 5.6%
Banco Bradesco SA .........................         10,000,000            78,439
  rights, expiring
  2/09/00 (a) .............................            649,340             2,577
Celular CRT Participacoes,
  SA (a) ..................................            454,282            79,213
Companhia Paranaense de
  Energia-Copel (ADR) .....................             34,000           316,625
Companhia Riograndense de
  Telecom Cl.A pfd ........................            454,282           140,824
Companhia Vale do Rio Doce ................              2,360                 0
Embratel Participacoes,
  SA (ADR) ................................             13,000           354,250
Gerdau Siderurg, SA pfd ...................         24,114,144           640,730
Metalurgica Gerdau,
  SA pfd ..................................         14,360,043           691,571
Tele Centro Sul
  Participacoes, SA (ADR) .................              7,000           635,250
Tele Sudeste Celular
  Participacoes, SA (ADR) (a) .............             11,000           426,938
Telemig Celular Participacoes,
  SA (ADR) ................................              2,000            92,375
Telesp Participacoes,
  SA (ADR) (a) ............................              5,000           122,188
                                                                     -----------
                                                                       3,580,980
                                                                     -----------
CHILE - 0.7%
Compania de Telecomunicacoes
  de Chile, SA (ADR) ......................             25,000           456,250
                                                                     -----------
CROATIA - 0.5%
  Pliva D.D. (GDR) ........................             23,500           300,800
                                                                     -----------
CYPRUS - 0.1%
  Premier Telesports, Ltd. (a)(b) .........              6,600            46,540
                                                                     -----------
CZECH REPUBLIC - 0.4%
  Ceske Radiokomunikace
  AS (a) ..................................              6,461           237,291
                                                                     -----------
EGYPT - 0.4%
  Eastern Company for Tobacco
  & Cigarettes ............................             10,500           275,610
                                                                     -----------
FRANCE - 4.4%
CNP Assurances ............................             19,650           723,684
Sanofi Synthelabo, SA (a) .................             21,420           892,011
Societe Generale ..........................              1,749           406,988
Total Fina, SA ............................              5,833           778,553
                                                                     -----------
                                                                       2,801,236
                                                                     -----------
GERMANY - 6.5%
Mannesmann AG .............................             13,000         3,136,383
MVV Energie AG (a) ........................             29,100           395,737
Stinnes AG (a) ............................             31,400           664,247
                                                                     -----------
                                                                       4,196,367
                                                                     -----------
GREECE - 0.6%
Hellenic Telecommunications
  Organisation, SA (ADR) ..................             34,900           416,619
                                                                     -----------
HONG KONG - 2.9%
China Merchants Holdings
  International Co., Ltd. .................            216,000           177,835
China Telecom
  (Hong Kong), Ltd. .......................            207,000         1,291,503
Citic Pacific, Ltd. .......................             99,000           371,879
                                                                     -----------
                                                                       1,841,217
                                                                     -----------
HUNGARY - 0.6%
Magyar Olaj-es Gazipari ...................              6,500           135,116
OTP Bank ..................................              4,340           250,635
                                                                     -----------
                                                                         385,751
                                                                     -----------
INDIA - 2.1%
ICICI, Ltd (ADR) (a) ......................             47,300           691,375
Mahanagar Telephone Nigam,
  Ltd. (GDR) ..............................             32,900           361,900
Videsh Sanchar Nigam, Ltd.
  (GDR) (c) ...............................             11,900           290,955
                                                                     -----------
                                                                       1,344,230
                                                                     -----------
ITALY - 3.0%
Banca Nazionale del Lavoro (a) ............            100,000           333,433
Enel SpA (a) ..............................            194,700           815,905
Ente Nazionale Idrocarburi
  SpA (a) .................................             80,000           440,010
Monte dei Paschi di Siena (a) .............             88,000           343,063
                                                                     -----------
                                                                       1,932,411
                                                                     -----------
JAPAN - 16.0%
Daiwa Securities Group, Inc. ..............            160,000         2,504,062
East Japan Railway Co. ....................                 87           469,189
Japan Tobacco, Inc. .......................                137         1,048,586
Nippon Telegraph & Telephone,
  Corp ....................................                103         1,764,216
Nomura Securities Co., Ltd. ...............             65,000         1,173,779
NTT Mobile Communications
  Network, Inc. (a) .......................                 80         3,077,224
West Japan Railway ........................                 58           205,501
                                                                     -----------
                                                                      10,242,557
                                                                     -----------
MALAYSIA - 0.6%
  Telekom Malaysia ........................            110,000           425,526
                                                                     -----------

WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

Company                                              Shares         U.S. $ Value
--------------------------------------------------------------------------------
MEXICO - 5.1%
Grupo Financiero Banorte,
  SA de CV Cl.B (a) ....................             700,000         $ 1,056,464
Nuevo Gurpo Iusacell,
  SA de CV (ADR)
  Series V (a) .........................              18,000             268,875
Telefonos de Mexico,
  SA Cl.L (ADR) ........................              13,200           1,485,000
Tubos de Acero de Mexico,
  SA (ADR) .............................              33,000             447,563
                                                                     -----------
                                                                       3,257,902
                                                                     -----------
NETHERLANDS - 14.1%
Akzo Nobel NV ..........................              32,000           1,605,312
Equant NV ..............................               6,900             772,800
ING Groep NV ...........................              18,634           1,125,131
St. Microelectronics NV ................              16,000           2,462,768
United Pan-Europe
  Communications NV (a) ................              24,000           3,070,402
                                                                     -----------
                                                                       9,036,413
                                                                     -----------
PERU - 0.3%
Explosivios, SA Cl.C (a)(b) ............             134,977             111,952
Ferreyros, SA ..........................             112,642              61,000
                                                                     -----------
                                                                         172,952
                                                                     -----------
POLAND - 1.3%
Orbis, SA (a) ..........................              45,300             396,375
Polski Koncern Naftowy, SA
  (GDR) (a) ............................              34,000             416,500
                                                                     -----------
                                                                         812,875
                                                                     -----------
PORTUGAL - 0.6%
Soporcel Sociedade Portuguesa
  de Papel .............................              28,000             370,624
                                                                     -----------
SINGAPORE - 1.4%
  DBS Group Holdings, Ltd. .............              54,172             887,959
                                                                     -----------
SOUTH AFRICA - 0.3%
  Iscor, Ltd. (a) ......................              45,007             170,376
                                                                     -----------
SOUTH KOREA - 7.8%
Hanvit Bank (GDR) (a) ..................              68,000             421,600
Housing & Commercial
  Bank (a) .............................               8,800             278,996
  GDR (c) ..............................              21,400             625,950
Korea Electric Power Corp. .............               9,000             278,996
Korea Telecom (ADR) (a) ................              11,164             834,509
Pohang Iron & Steel Co.,
  Ltd. (ADR) ...........................               1,900             217,525
SK Telecom Co., Ltd. (ADR) .............              41,417           2,358,849
                                                                     -----------
                                                                       5,016,425
                                                                     -----------
SPAIN - 6.6%
Aldeasa, SA (a) ........................              14,000             279,942
Amadeus Global Travel
  Distribution (a) .....................             129,000           2,046,683
Indra Sistemas, SA .....................              39,000             732,696
Repsol, SA .............................              28,650             664,370
Terra Networks, SA (a) .................               9,800             535,557
                                                                     -----------
                                                                       4,259,248
                                                                     -----------
SWEDEN - 0.3%
ForeningsSparbanken AB
  Cl.A .................................              11,850             174,080
                                                                     -----------
SWITZERLAND - 0.7%
Sairgroup ..............................               1,000             201,281
Swisscom AG (a) ........................                 700             283,113
                                                                     -----------
                                                                         484,394
                                                                     -----------
TAIWAN - 1.9%
China Steel Corp. ......................             486,000             359,255
Taiwan Semiconductor Co. ...............             167,710             892,387
                                                                     -----------
                                                                       1,251,642
                                                                     -----------
THAILAND - 0.7%
PTT Exploration & Production
  Public Co., Ltd. (a) .................              24,500             150,909
Siam Commercial Bank (a) ...............             224,000             273,570
                                                                     -----------
                                                                         424,479
                                                                     -----------
TURKEY - 1.1%
Turkiye Is Bankasi Series C ............          14,766,000             707,810
                                                                     -----------
UNITED KINGDOM - 5.0%
Anglian Water Plc ......................              22,059             197,401
British Airways Plc ....................             127,000             828,778
British Energy Plc .....................              54,197             311,439
Mersey Docks &
  Harbour Co. ..........................              40,600             302,985
National Grid Group Plc ................              68,000             517,348
National Power Plc .....................              85,101             490,745
PowerGen Plc ...........................              19,724             141,778
Stagecoach Holdings Plc ................             155,288             398,831
                                                                     -----------
                                                                       3,189,305
                                                                     -----------
Total Common Stocks &
  Other Investments
  (cost $39,999,926) ...................                              61,240,851
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                     Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 5.2%
UNITED STATES - 5.2%
State Street Euro Dollar
  3.00%, 1/03/00
  (amortized cost
  $3,354,000) .........................               $3,354       $  3,354,000
                                                                   ------------

TOTAL INVESTMENTS - 100.8%
  (cost $43,353,926) ..................                            $ 64,594,851
Other assets less
  liabilities - (0.8%) ................                                (536,124)
                                                                   ------------

NET ASSETS - 100% .....................                            $ 64,058,727
                                                                   ============

--------------------------------------------------------------------------------

(a)   Non-income producing security.

(b)   Illiquid security valued at fair market value (see Note A).

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1999, the aggregate market value of these securities amounted to $916,905 or 1.4% of net assets.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                     Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------
AUSTRALIA - 13.1%
GOVERNMENT
  OBLIGATIONS - 13.1%
Commonwealth of Australia
  6.75%, 11/15/06 .....................    AUD       3,900          $ 2,550,391
  9.50%, 8/15/03 ......................              6,000            4,310,921
                                                                    -----------
                                                                      6,861,312
                                                                    -----------
AUSTRIA - 4.9%
GOVERNMENT
  OBLIGATION - 4.9%
Republic of Austria
  4.50%, 9/28/05 (a) ..................    JPY     220,000            2,562,396
                                                                    -----------
CANADA - 4.5%
GOVERNMENT
  OBLIGATION - 4.5%
Government of Canada
  5.00%, 9/01/04 ......................    CAD       3,600            2,375,725
                                                                    -----------
FRANCE - 4.5%
GOVERNMENT
  OBLIGATION - 4.5%
Government of France
  4.00%, 4/25/09 ......................    EUR       2,600            2,333,626
                                                                    -----------
GERMANY - 13.2%
GOVERNMENT
  OBLIGATIONS - 13.2%
Federal Republic of Germany
  4.00%, 7/04/09 ......................              3,400            3,092,080
Government of Germany
  6.00%, 2/16/06 (a) ..................              3,600            3,795,089
                                                                    -----------
                                                                      6,887,169
                                                                    -----------
JAPAN - 15.2%
DEBT OBLIGATION - 3.9%
Export-Import Bank
  2.875%, 7/28/05 .....................    JPY     190,000            2,044,681
GOVERNMENT
  OBLIGATION - 11.3%
Government of Japan
  1.90%, 3/20/09 ......................            260,000            2,576,588
  5.50%, 9/20/02 ......................            300,000            3,337,555
                                                                    -----------
                                                                      5,914,143
                                                                    -----------
                                                                      7,958,824
                                                                    -----------
NETHERLANDS - 7.5%
GOVERNMENT
  OBLIGATION - 7.5%
Dutch Government
  5.25%, 7/15/08 ......................    EUR       3,950            3,945,209
                                                                    -----------
SPAIN - 2.9%
GOVERNMENT
  OBLIGATION - 2.9%
Government of Spain
  5.25%, 1/31/03 (a) ..................              1,500            1,533,690
                                                                    -----------
SWEDEN-0.9%
Government
  OBLIGATION - 0.9%
Kingdom of Sweden
  5.00%, 1/15/04 ......................    SEK       4,100              475,290
                                                                    -----------
UNITED KINGDOM - 3.7%
GOVERNMENT
  OBLIGATION - 3.7%
United Kingdom Treasury
  5.75%, 12/07/09 .....................    GBP       1,160            1,913,097
                                                                    -----------
UNITED STATES - 26.4%
GOVERNMENT
  OBLIGATIONS - 25.8%
U.S. Treasury Bill
  Zero Coupon, 1/06/00 ................    US$       2,500            2,498,443
U.S. Treasury Notes
  4.75%, 11/15/08 .....................              3,600            3,175,308
  5.625%, 5/15/08 .....................              4,500            4,232,790
  6.125%, 8/15/07 .....................              1,400            1,365,000
  6.875%, 5/15/06 .....................              2,200            2,238,852
                                                                    -----------
                                                                     13,510,393
                                                                    -----------
TIME DEPOSIT - 0.6%
  State Street Euro Dollar
  3.00%, 1/03/00 ......................                295              295,000
                                                                    -----------
                                                                     13,805,393
                                                                    -----------
TOTAL INVESTMENTS - 96.8%
  (cost $51,545,692) ..................                              50,651,731
Other assets less
  liabilities - 3.2% ..................                               1,686,965
                                                                    -----------
NET ASSETS - 100% .....................                             $52,338,696
                                                                    ===========

--------------------------------------------------------------------------------

(a) Securities, or portion thereof, with an aggregate market value of $7,891,175 have been segregated to collateralize forward exchange currency contracts.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

                                                     Shares or
                                                     Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------
SOVEREIGN DEBT
  OBLIGATIONS - 67.9%
NON-COLLATERALIZED
  BRADY BONDS - 17.0%
BRAZIL - 6.3%
Republic of Brazil, C-Bonds
  5.00%, 4/15/14 (a) .....................            $   534         $  401,053
Republic of Brazil DCB
  7.00%, 4/15/12 .........................                320            238,400
                                                                      ----------
                                                                         639,453
                                                                      ----------
BULGARIA - 5.7%
Republic of Bulgaria FLIRB
  2.75%, 7/28/12 (b) .....................                800            576,000
                                                                      ----------
PANAMA - 1.6%
Republic of Panama IRB
  4.25%, 7/07/14 .........................                200            156,500
                                                                      ----------
PERU - 3.4%
Republic of Peru PDI
  4.50%, 3/07/17 (c) .....................                500            346,250
                                                                      ----------
Total Non-Collateralized
  Brady Bonds
  (cost $1,536,282) ......................                             1,718,203
                                                                      ----------
OTHER SOVEREIGN DEBT
  OBLIGATIONS - 50.9%
ARGENTINA - 8.0%
Province of Tucuman
  9.45%, 8/01/04 (c) .....................                373            302,301
Republic of Argentina
  11.75%, 4/07/09 ........................                400            400,000
  12.125%, 2/25/19 .......................                100            105,375
  warrants, expiring 2/25/00 (d) .........                430              7,417
                                                                      ----------
                                                                         815,093
                                                                      ----------
BRAZIL - 2.2%
Republic of Brazil
  14.50%, 10/15/09 .......................                200            222,000
                                                                      ----------
COLOMBIA - 3.2%
Republic of Colombia
  9.75%, 4/23/09 .........................                350            331,070
                                                                      ----------
LEBANON - 2.4%
Republic of Lebanese
10.25%, 10/06/09 (c) .....................                250            240,710
                                                                      ----------
MEXICO - 11.1%
United Mexican States
  10.375%, 2/17/09 .......................                950          1,012,985
United Mexican States
  11.50%, 5/15/26 ........................                100            119,130
                                                                      ----------
                                                                       1,132,115
                                                                      ----------

                                                    Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------
PANAMA - 1.9%
Republic of Panama
  9.375%, 4/01/29 ........................             $  200         $  191,760
                                                                      ----------
PHILIPPINES - 5.0%
Republic of Philippines
  9.50%, 10/21/24 ........................                500            506,250
                                                                      ----------
RUSSIA - 13.9%
Russia Ministry of Finance
  3.00%, 5/14/03 .........................              1,800            621,000
Russia Ministry of Finance
  12.75%, 6/24/28 ........................                500            350,000
Russian IAN FRN
  6.90%, 12/15/15 ........................                692            121,041
Russian Principal Loan
  6.90%, 12/15/20 (e) ....................              2,000            315,000
                                                                      ----------
                                                                       1,407,041
                                                                      ----------
TURKEY - 3.2%
Republic of Turkey
  12.00%, 12/15/08 .......................                100            106,500
Republic of Turkey
  12.375%, 6/15/09 .......................                200            215,000
                                                                      ----------
                                                                         321,500
                                                                      ----------
Total Other Sovereign Debt
  Obligations
  (cost $4,835,164) ......................                             5,167,539
                                                                      ----------
Total Sovereign Debt
  Obligations
  (cost $6,371,446) ......................                             6,885,742
                                                                      ----------
CORPORATE DEBT
  OBLIGATIONS - 15.2%
PUBLIC UTILITIES -
  TELEPHONE - 1.0%
PTC International Finance II SA
  11.25%, 12/01/09 (c) ...................                100             98,500
                                                                      ----------
COMMUNICATIONS - 4.7%
Tricom SA
  11.375%, 9/01/04 .......................                300            280,500
Viatel, Inc.
  11.50%, 3/15/09 ........................                200            200,500
                                                                      ----------
                                                                         481,000
                                                                      ----------
INDUSTRIAL - 0.5%
Nuevo Grupo Isuacell
  SA de CV
  14.25%, 12/01/06 (c) ...................                 50             51,875
                                                                      ----------
PETROLEUM PRODUCTS - 4.6%
Petroleos Mexicanos
  9.25%, 3/30/18 .........................                500            466,250
                                                                      ----------

GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (continued)             Alliance Variable Products Series Fund
================================================================================

                                                      Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
YANKEE BONDS - 4.4% Cantv Finance, Ltd.
  9.25%, 2/01/04 ............................           $  500       $   433,750
Transportacion Maritima
  Mexicana SP
  9.25%, 5/15/03 ............................               12             9,990
                                                                     -----------
                                                                         443,740
                                                                     -----------
Total Corporate Debt
  Obligations
  (cost $1,629,029) .........................                          1,541,365
                                                                     -----------
SHORT-TERM
  INVESTMENT - 14.3%
TIME DEPOSIT - 14.3%
State Street Euro Dollar
  3.00%, 1/03/00
  (amortized cost
  $1,448,000) ...............................            1,448         1,448,000
                                                                     -----------
TOTAL INVESTMENTS - 97.4%
  (cost $9,448,475) .........................                          9,875,107
Other assets less
  liabilities - 2.6% ........................                            263,456
                                                                     -----------
NET ASSETS - 100% ...........................                        $10,138,563
                                                                     ===========

--------------------------------------------------------------------------------

(a)   Coupon consists of 5% cash payment and 3% paid-in kind.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1999.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1999 the aggregate market value of these securities amounted to $1,039,636 or 10.3% of net assets.

(d)   Non-income producing security.

(e)   Security is in default and is non-income producing.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

                                                       Shares or
                                                       Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
CORPORATE DEBT
  OBLIGATIONS - 82.5%
AUTOMOTIVE - 3.2%
Federal Mogul Corp.
  7.50%, 1/15/09 ...............................        $  300        $  267,648
Tenneco Automotive, Inc. .......................
  11.625%, 10/15/09 (a) ........................           500           512,500
                                                                      ----------
                                                                         780,148
                                                                      ----------
BROADCASTING/MEDIA - 1.9%
Fox Family Worldwide, Inc.
  9.25%, 11/01/07 ..............................           500           463,750
                                                                      ----------
CABLE - 5.4%
Classic Cable, Inc.
  9.375%, 8/01/09 ..............................           500           493,750
NTL, Inc.
  10.00%, 2/15/07 ..............................           300           309,750
United Pan Europe Commerce
  11.25%, 11/01/09 (a) .........................           500           515,625
                                                                      ----------
                                                                       1,319,125
                                                                      ----------
CHEMICALS - 1.5%
Philipp Brothers Chemicals, Inc.
  9.875%, 6/01/08 ..............................           400           358,000
                                                                      ----------
COMMUNICATIONS - 16.7%
ICG Services, Inc.
  9.875%, 5/01/08 (b) ..........................           750           391,875
Iridium Capital Corp. LLC
  14.00%, 7/15/05 (c) ..........................           550            24,750
KMC Telecom Holdings, Inc.
  13.50%, 5/15/09 (a) ..........................           500           502,500
Metromedia Fiber Network, Inc.
  10.00%, 12/15/09 .............................           500           515,000
Primus Telecommunications
  Group, Inc.
  12.75%, 10/15/09 (a) .........................           500           521,250
Versatel Telecom BV
  warrants, expiring 5/15/08 (a)(d) ............         1,500           600,000
Versatel Telecom
  International NV
  11.875%, 7/15/09 .............................           500           510,000
Viatel, Inc.
  11.25%, 4/15/08 ..............................           500           498,750
Winstar Equipment Corp.
  12.50%, 3/15/04 ..............................           500           537,500
                                                                      ----------
                                                                       4,101,625
                                                                      ----------
CONSUMER
  MANUFACTURING - 2.1%
Generac Portable
  11.25%, 7/01/06 ..............................           500           512,500
                                                                      ----------
ENERGY - 7.2%
Chesapeake Energy Corp.
  Series B
  9.625%, 5/01/05 ..............................           500           473,750
Eott Energy Partners LP
  11.00%, 10/01/09 .............................           500           520,000
Pride International, Inc.
  10.00%, 6/01/09 ..............................           500           512,500
Western Gas Resources, Inc.
  10.00%, 6/15/09 ..............................           250           257,500
                                                                      ----------
                                                                       1,763,750
                                                                      ----------
ENTERTAINMENT &
  LEISURE - 1.9%
Marvel Enterprises, Inc.
  12.00%, 6/15/09 ..............................           500           462,500
                                                                      ----------
GAMING - 2.0%
Mohegan Tribal Gaming Authority
  8.75%, 1/01/09 ...............................           500           495,000
HEALTHCARE - 4.2%
Iasis Healthcare Corp.
  13.00%, 10/15/09 (a) .........................           500           517,500
LifePoint Hospitals
  Holdings, Inc.
  10.75%, 5/15/09 ..............................           500           520,000
                                                                      ----------
                                                                       1,037,500
                                                                      ----------
HOTELS - 2.0%
Lodgian Financing Corp.
  12.25%, 7/15/09 ..............................           500           497,500
                                                                      ----------
HOUSEHOLD
  FURNISHINGS - 0.3%
Imperial Home Decor
  Group, Inc.
  11.00%, 3/15/08 (c) ..........................           400            78,000
                                                                      ----------
INDUSTRIAL - 7.9%
Amtrol, Inc.
  10.625%, 12/31/06 ............................           300           289,500
Anchor Lamina, Inc.
  9.875%, 2/01/08 ..............................           500           403,125
Aqua Chemical, Inc.
  11.25%, 7/01/08 ..............................           300           168,000
Elgar Holdings, Inc.
  9.875%, 2/01/08 ..............................            50            35,250
Geologistics Corp.
  9.75%, 10/15/07 ..............................           500            90,000
Russell-Stanley Holdings, Inc.
  10.875%, 2/15/09 .............................           500           437,500
ZSC Specialty Plc
  11.00%, 7/01/09 (a) ..........................           500           521,250
                                                                      ----------
                                                                       1,944,625
                                                                      ----------
METALS & MINING - 5.6%
Alaska Steel Corp.
  7.875%, 2/15/09 ..............................           550           522,500
Republic Technologies
  International
  13.75%, 7/15/09 (a) ..........................           500           332,500
Russel Metals, Inc.
  10.00%, 6/01/09 ..............................           500           519,375
                                                                      ----------
                                                                       1,374,375
                                                                      ----------

HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999 (continued)             Alliance Variable Products Series Fund
================================================================================

                                                      Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
PAPER / PACKAGING - 8.1%
Crown Paper Co.
  11.00%, 9/01/05 .........................            $  500        $   307,500
Doman Industries, Ltd.
  12.00%, 7/01/04 .........................               250            261,562
Kappa Beheer BV
  10.625%, 7/15/09 (a) ....................               500            522,500
Repap New Brunswick, Inc.
  9.00%, 6/01/04 ..........................               500            492,500
Riverwood International Corp.
  10.625%, 8/01/07 ........................               400            414,000
                                                                     -----------
                                                                       1,998,062
                                                                     -----------
PUBLIC UTILITIES - 1.0%
AES Corp.
  9.50%, 6/01/09 ..........................               250            253,438
                                                                     -----------
RETAIL - 1.0%
Sonic Automotive, Inc.
  11.00%, 8/01/08 .........................               250            248,750
                                                                     -----------
SERVICES - 3.2%
Avis Rent a Car, Inc.
  11.00%, 5/01/09 (a) .....................               250            263,750
Cellco Finance NV
  12.75%, 8/01/05 (a) .....................               500            519,375
                                                                     -----------
                                                                         783,125
                                                                     -----------
SUPERMARKET / DRUG - 2.1%
Stater Brothers Holdings, Inc.
  10.75%, 8/15/06 .........................               500            508,750
                                                                     -----------

                                                       Shares or
                                                       Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
TECHNOLOGY - 5.2%
Dialog Corp. Plc
  11.00%, 11/15/07 ........................             $ 500        $  242,500
Exodus Communications,
  Inc.
  10.75%, 12/15/09 (a) ....................               500            511,250
SCG Holding &
Semiconductor Co.
  12.00%, 8/01/09 (a) .....................               500            533,750
                                                                     -----------
                                                                       1,287,500
                                                                     -----------
Total Corporate Debt
  Obligations
  (cost $21,595,675) ......................                           20,268,023
                                                                     -----------
PREFERRED STOCK - 2.2%
Communications - 2.2%
Nextel Communications, Inc.
  11.125%, 2/15/10 (e)
  (cost $531,976) .........................               529            529,000
                                                                     -----------
SHORT-TERM INVESTMENT - 12.1%
TIME DEPOSIT - 12.1%
State Street Euro Dollar
  3.00%, 1/03/00
  (amortized cost
  $2,981,000)                                          $2,981          2,981,000
                                                                     -----------

TOTAL INVESTMENTS - 96.8%
  (cost $25,108,651) ......................                           23,778,023
Other assets less liabilities - 3.2% ......                              788,812
                                                                     -----------
NET ASSETS - 100% .........................                          $24,566,835
                                                                     ===========

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1999, the aggregate market value of these securities amounted to $6,373,750 or 25.9% of net assets.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(c)   Security is in default and is non-income producing.

(d)   Non-income producing security.

(e)   PIK (Paid-in kind) preferred quarterly stock payments.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                        Alliance Variable Products Service Fund
================================================================================

                                                      Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------
ARGENTINA - 22.0%
GOVERNMENT
  OBLIGATIONS - 22.0%
Republic of Argentina
  Pensioner-Bocon
Pre I FRN
  2.868%, 4/01/01 ........................    ARS         109        $   101,772
  Supplier-Bocon
  Pro I FRN
  2.868%, 4/01/07 ........................              9,219          6,375,007
                                                                     -----------
Total Argentinian Securities
  (cost $6,517,164) ......................                             6,476,779
                                                                     -----------
CANADA - 7.0%
GOVERNMENT/AGENCY
  OBLIGATIONS - 7.0%
Government of Canada
  6.50%, 6/01/04 .........................    CA$         850            594,441
Province of British Columbia
  8.00%, 9/08/23 .........................                400            314,976
Province of Manitoba
  7.75%, 12/22/25 ........................                450            350,324
Province of Ontario
  8.25%, 12/01/05 ........................                275            206,525
Province of Quebec
  7.75%, 3/30/06 .........................                325            237,764
Province of Saskatchewan
  9.60%, 2/04/22 .........................                400            367,407
                                                                     -----------
Total Canadian Securities
  (cost $1,971,140) ......................                             2,071,437
                                                                     -----------
MEXICO - 24.3%
GOVERNMENT/AGENCY
  OBLIGATIONS - 24.3%
Mexican Treasury Bills (a)
  22.96%, 5/11/00 ........................    MXP      59,568          5,799,447
  23.48%, 7/13/00 ........................              8,150            780,637
Nacional Financiera SNC
  22.00%, 5/20/02 (b) ....................              5,000            550,132
                                                                     -----------
Total Mexican Securities
  (cost $6,989,791) ......................                             7,130,216
                                                                     -----------
UNITED STATES - 44.6%
FEDERAL/AGENCY
  OBLIGATIONS - 0.9%
Federal Home Loan Bank
  7.26%, 9/06/01 .........................    US$         200            202,156
Government National
  Mortgage Association
  9.00%, 9/15/24 .........................                 59             62,053
                                                                     -----------
                                                                         264,209
                                                                     -----------
U.S. TREASURY
  SECURITIES - 38.9%
U.S. Treasury Notes
  5.625%, 5/15/08 ........................              6,800          6,396,216
  7.00%, 7/15/06 .........................              2,400          2,458,128
  7.25%, 8/15/04 .........................              2,500          2,578,125
                                                                     -----------
                                                                      11,432,469
                                                                     -----------
TIME DEPOSIT - 4.8%
State Street Euro Dollar
  3.00%, 1/03/00
  (amortized cost
  $1,407,000).............................              1,407          1,407,000
                                                                     -----------
Total United States Securities
  (cost $13,889,597) .....................                            13,103,678
                                                                     -----------
TOTAL INVESTMENTS - 97.9%
  (cost $29,367,692) .....................                            28,782,110
Other assets less liabilities - 2.1% .....                               628,446
                                                                     -----------
NET ASSETS - 100% ........................                           $29,410,556
                                                                     ===========

--------------------------------------------------------------------------------

(a)   Interest rate represents annualized yield to maturity at purchase date.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1999, the aggregate market value of this security amounted to $550,132 or 1.9% of net assets.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                          Alliance Variable Product Series Fund
================================================================================

                                                       Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
AUSTRALIA - 3.1%
DEBT OBLIGATION - 3.1%
State Bank of New South Wales
  8.625%, 8/20/01
  (cost $140,171) (a) ....................    AUD          200        $  134,911
                                                                      ----------
CANADA - 2.2%
GOVERNMENT
  OBLIGATION - 2.2%
Government of Canada
  4.50%, 6/01/01
  (cost $92,847) (a) .....................    CAD          140            95,289
                                                                      ----------
DENMARK - 6.4%
GOVERNMENT
  OBLIGATION - 6.4%
Kingdom of Denmark
  8.00%, 11/15/01
  (cost $306,656) (a) ....................    DKK        1,985           284,443
                                                                      ----------
GERMANY - 18.3%
DEBT OBLIGATION - 13.8%
German Unity Fund
  8.00%, 1/21/02 (a) .....................    EUR          565           609,050
                                                                      ----------
GOVERNMENT
  OBLIGATION - 4.5%
Federal Republic of Germany
  3.00%, 3/16/01 (a) .....................                 200           199,354
                                                                      ----------
Total German Securities
  (cost $856,635) ........................                               808,404
                                                                      ----------
ITALY - 4.5%
GOVERNMENT
  OBLIGATION - 4.5%
Republic of Italy
  6.25%, 5/15/02
  (cost $203,593) (a) ....................                 190           198,574
                                                                      ----------
JAPAN - 4.4%
DEBT OBLIGATION - 4.4%
Export-Import Bank
  7.00%, 8/02/01
  (cost $197,288) (a) ....................    US$          196           196,353
                                                                      ----------
NETHERLANDS - 10.3%
DEBT OBLIGATIONS - 5.9%
DSL Finance NV
  5.00%, 5/07/02 (a) .....................    DEM          300           155,712
Rabobank Nederland
  4.50%, 12/28/01 (a) ....................                 200           102,969
                                                                      ----------
                                                                         258,681
                                                                      ----------
GOVERNMENT
  OBLIGATION - 4.4%
Kingdom of Netherlands
  3.00%, 2/15/02 (a) .....................    EUR          200           196,030
                                                                      ----------
Total Netherlands
  Securities
  (cost $469,838) ........................                               454,711
                                                                      ----------
NEW ZEALAND - 1.8%
DEBT OBLIGATION - 1.8%
International Bank for
  Reconstruction &
  Development
  7.25%, 4/09/01
  (cost $80,483) (a) .....................    NZ$          150            78,688
                                                                      ----------
SWEDEN - 2.1%
GOVERNMENT
  OBLIGATION - 2.1%
Kingdom of Sweden
  13.00%, 6/15/01
  (cost $96,619) (a) .....................    SEK          700            91,513
                                                                      ----------
UNITED KINGDOM - 6.4%
DEBT OBLIGATION - 6.4%
Abbey National Treasury
  Services
  7.125%, 3/14/01
  (cost $282,776) (a) ....................    GBP          175           283,469
                                                                      ----------
UNITED STATES - 34.5%
DEBT OBLIGATIONS - 25.5%
European Investment Bank
  8.00%, 12/03/01 (a) ....................    US$          200           204,790
General Electric Capital
  Corp.
  5.50%, 4/15/02 MTN (a) .................                 200           194,580
  7.375%, 5/09/01 (a) ....................                 125           125,812
Inter-American Development
  Bank
  5.125%, 2/22/01 (a) ....................                 150           147,750
KFW International Finance
  6.125%, 7/08/02 MTN (a) ................                 100            98,530
Morgan Guaranty Trust Co.
  6.375%, 3/26/01 (a) ....................                 355           352,888
                                                                      ----------
                                                                       1,124,350
                                                                      ----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                       Principal
                                                        Amount
                                                         (000)      U.S. $ Value
--------------------------------------------------------------------------------
GOVERNMENT
  OBLIGATION - 9.0%
United States Treasury Notes
  5.75%, 11/15/00 (a) ....................    US$         400         $  398,748
                                                                      ----------
Total United States
  Securities
   (cost $1,532,300) .....................                             1,523,098
                                                                      ----------
TOTAL INVESTMENTS - 94.0%
  (cost $4,259,206) ......................                            $4,149,453
Other assets less
  liabilities - 6.0% .....................                               266,413
                                                                      ----------
NET ASSETS - 100% ........................                            $4,415,866
                                                                      ==========

--------------------------------------------------------------------------------

(a) Securities, or portion thereof, with an aggregate market value of $4,149,453 have been segregated to collateralize forward exchange currency contracts.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

                                                   Principal
                                                     Amount
                                                     (000)          U.S. $ Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY
  OBLIGATIONS - 70.9%
FEDERAL AGENCIES - 40.7%
Federal National Mortgage
  Association
  6.00%, 9/01/13 .....................               $1,377          $ 1,307,018
  6.00%, 3/01/29 .....................                2,533            2,316,280
  6.50%, 10/01/28 ....................                  794              748,445
  6.50%, 12/01/28 ....................                  709              668,382
  6.50%, 6/01/29 .....................                  597              562,111
  6.50%, 8/01/29 .....................                  997              939,201
  7.00%, 2/01/12 .....................                1,660            1,640,601
  7.00%, 4/01/26 .....................                  308              298,171
  7.00%, 5/01/28 .....................                  343              332,829
  7.00%, 11/01/29 ....................                1,998            1,931,873
  7.50%, 9/01/27 .....................                  913              902,966
  7.50%, 4/01/29 .....................                2,094            2,073,063
  7.50%, 11/01/29 ....................                1,742            1,722,763
  8.00%, 11/01/28 ....................                  447              450,720
  8.00%, 1/01/29 .....................                  760              766,702

Government National
  Mortgage Association
  6.50%, 3/15/28 .....................                  527              495,407
  6.50%, 7/15/28 .....................                1,111            1,042,685
  6.50%, 3/15/29 .....................                2,686            2,520,752
  7.00%, 7/15/23 .....................                   50               48,974
  7.00%, 7/15/27 .....................                  742              718,975
  7.00%, 2/15/28 .....................                  660              636,957
  7.00%, 3/15/28 .....................                  851              823,836
  7.00%, 12/15/28 ....................                2,341            2,262,246
                                                                     -----------
                                                                      25,210,957
                                                                     -----------
U.S. TREASURY
  SECURITIES - 30.2%
U.S. Treasury Bonds
  6.125%, 8/15/29 ....................                1,000              953,280
  8.125%, 8/15/19 ....................                4,250            4,843,003
  11.25%, 2/15/15 ....................                  975            1,378,250
U.S. Treasury Notes
  6.25%, 4/30/01 .....................                9,000            9,007,020
  6.50%, 8/31/01 .....................                2,500            2,509,375
                                                                     -----------
                                                                      18,690,928
                                                                     -----------
Total U.S. Government/Agency
  Obligations
  (cost $45,440,054) .................                                43,901,885
                                                                     -----------
CORPORATE DEBT
  OBLIGATIONS - 19.6%
AUTOMOTIVE - 3.1%
Ford Motor Co.
  6.375%, 2/01/29 ....................                2,250            1,898,289
                                                                     -----------
BANKING - 2.2%
Citicorp
  6.375%, 11/15/08 ...................                1,400            1,294,421
Wachovia Corp.
  6.375%, 4/15/03 ....................                   75               73,277
                                                                     -----------
                                                                       1,367,698
                                                                     -----------
BROADCASTING/MEDIA - 4.9%
Clear Channel
  Communications, Inc.
  7.25%, 10/15/27 ....................                2,675            2,412,850
Time Warner, Inc.
  6.625%, 5/15/29 ....................                  750              640,178
                                                                     -----------
                                                                       3,053,028
                                                                     -----------
CABLE - 0.7%
Comcast Cable Corp.
  8.375%, 5/01/07 ....................                  400              414,034
                                                                     -----------
FINANCE - 3.9%
Household Finance Corp.
  5.875%, 11/01/02 ...................                1,150            1,107,634
Household Netherlands BV
  6.20%, 12/01/03 ....................                1,350            1,303,475
                                                                     -----------
                                                                       2,411,109
                                                                     -----------
TRANSPORTATION - 2.0%
Union Pacific Corp.
  6.79%, 11/09/07 ....................                1,300            1,228,707
                                                                     -----------
YANKEE BONDS - 2.8%
KBC Bank Funding Trust III
  9.86%, 11/29/49 (a) ................                1,225            1,270,015
St. George Bank, Ltd.
  7.15%, 10/15/05 (a) ................                  500              486,082
                                                                     -----------
                                                                       1,756,097
                                                                     -----------
Total Corporate Debt
  Obligations
  (cost $12,947,605) .................                                12,128,962
                                                                     -----------
ASSET BACKED
  SECURITIES - 3.9%
Capital Auto Receivables
  Asset Trust
  Series 1999-1 Cl.A2
  5.58%, 6/15/02 .....................                1,500            1,479,840
Carco Auto Loan Master Trust
  Series 1999-1 Cl.A1
  5.65%, 3/15/03 .....................                  920              908,215
                                                                     -----------
  (cost $2,419,665) ..................                                 2,388,055
                                                                     -----------
COLLATERALIZED
  MORTGAGE BACKED
  SECURITIES - 0.9%
LB Commercial Conduit
  Mortgage Trust
  Series 1999-Cl Cl.A2
  6.78%, 4/15/09
  (cost $605,773) ....................                  600              572,445
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                    Principal
                                                      Amount
                                                      (000)         U.S. $ Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 3.4%
TIME DEPOSIT - 3.4%
State Street Euro Dollar
  3.00%, 1/03/00
  (amortized cost
  $2,129,000) .........................               $2,129         $ 2,129,000
                                                                     -----------
TOTAL INVESTMENTS - 98.7%
  (cost $63,542,097) ..................                              $61,120,347
Other assets less
  liabilities - 1.3% ..................                                  821,156
                                                                     -----------
NET ASSETS - 100% .....................                              $61,941,503
                                                                     ===========

--------------------------------------------------------------------------------

(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1999, the aggregate market value of these securities amounted to $1,756,097 or 2.8% of net assets.

      See Glossary of Terms on page B-40.

      See Notes to Financial Statements.

MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------
COMMERCIAL PAPER - 63.2%
AIG Funding, Inc.
  4.45%, 1/05/00 .......................              $6,000         $ 5,997,033
Allstate Corp.
  5.75%, 3/14/00 .......................               2,000           1,976,681
American General Corp.
  5.90%, 2/29/00 .......................               2,000           1,980,661
Associates First Capital Corp.
  6.10%, 2/14/00 .......................               2,000           1,985,089
BankAmerica Corp.
  6.04%, 3/15/00 .......................               2,000           1,975,169
Bell Atlantic Network Funding
  6.08%, 2/02/00 .......................               2,000           1,989,191
BellSouth Telecommunications,
  Inc.
  6.00%, 2/25/00 .......................               2,000           1,981,667
Caterpillar Financial Services,
  Ltd.
  5.95%, 3/13/00 .......................               2,000           1,976,200
Chevron USA, Inc.
  6.10%, 2/15/00 .......................               2,000           1,984,750
Coca-Cola Co.
  6.00%, 2/14/00 .......................               2,000           1,985,333
DaimlerChrysler North America
  Holding Corp.
  5.90%, 3/01/00 .......................               2,000           1,980,333
Du Pont E.I. de Nemours & Co.
  5.95%, 2/08/00 .......................               2,000           1,987,439
Eastman Kodak Co.
  5.50%, 1/13/00 .......................               2,000           1,996,333
Florida Power Corp.
  5.92%, 2/10/00 .......................               2,000           1,986,844
GE Capital International
  Funding
  5.94%, 2/28/00 (a) ...................               3,500           3,466,505
General Motors Acceptance
  Corp.
  5.90%, 1/28/00 .......................               1,485           1,478,429
Georgia Power Co.
  6.20%, 2/01/00 .......................               2,000           1,989,322
Goldman Sachs Group, Inc.
  6.07%, 3/29/00 .......................               1,000             985,162
  6.15%, 2/29/00 .......................               1,000             989,921
J.P. Morgan & Co., Inc.
  5.90%, 2/29/00 .......................               2,000           1,980,661
KFW International Finance,
  Inc.
  5.92%, 3/28/00 .......................               2,000           1,971,387
  6.25%, 2/29/00 .......................               2,400           2,375,416
Koch Industries, Inc.
  4.50%, 1/03/00 (a) ...................               2,000           1,999,500
Marsh USA, Inc.
  6.30%, 2/07/00 .......................               2,000           1,987,050
Merrill Lynch & Co.
  5.55%, 1/24/00 .......................               3,000           2,989,362
  6.10%, 2/11/00 .......................               2,000           1,986,106
MetLife Funding, Inc.
  5.90%, 1/31/00 .......................               2,000           1,990,167
Minnesota Mining &
  Manufacturing Co.
  5.95%, 2/15/00 .......................               2,000           1,985,125
Morgan Stanley Dean Witter
  6.00%, 3/15/00 .......................               2,000           1,975,333
National Rural Utilities
  Cooperative Finance Corp.
  5.75%, 3/14/00 .......................               2,000           1,976,681
Paccar Financial Corp.
  6.35%, 1/26/00 .......................               2,000           1,991,181
Private Export Funding Corp.
  5.86%, 2/17/00 .......................               2,000           1,984,699
Procter & Gamble Co.
  6.02%, 2/29/00 .......................               2,000           1,980,268
Prudential Funding Corp.
  5.97%, 2/01/00 .......................               2,000           1,989,718
Republic New York Corp.
  5.91%, 1/31/00 .......................               2,000           1,990,150
Salomon Smith Barney
  Holding, Inc.
  5.79%, 3/10/00 .......................               2,000           1,977,805
Snap-On, Inc.
  6.60%, 1/20/00 .......................               2,000           1,993,033
Tampa Electric Co.
  6.25%, 1/26/00 .......................               2,000           1,991,320
Teachers Insurance
  5.95%, 2/28/00 .......................               2,000           1,980,828
Wells Fargo Co.
  5.77%, 3/31/00 .......................               2,000           1,971,150
Xerox Corp.
  5.00%, 1/03/00 .......................               2,000           1,999,445
                                                                     -----------
Total Commercial Paper
  (amortized cost
  $85,758,447) .........................                              85,758,447
                                                                     -----------
U.S. GOVERNMENT Agency
  OBLIGATIONS - 21.4%
Federal Home Loan Bank FRN
  6.17%, 10/06/00 ......................               8,000           7,995,828
Federal National Mortgage
  Association FRN
  6.16%, 10/05/00 ......................               5,000           4,998,143
Student Loan Marketing
  Association FRN
  6.27%, 10/04/00 ......................               8,000           7,997,040
  6.16%, 10/12/00 ......................               8,000           7,993,304
                                                                     -----------
Total U.S. Government
  Agency Obligations
  (amortized cost
  $28,984,315) .........................                              28,984,315
                                                                     -----------

                                          Alliance Variable Products Series Fund
================================================================================

                                                     Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------
CERTIFICATES OF
  DEPOSIT - 7.3%
Chase Manhattan Bank
  5.37%, 5/22/00 .......................               $2,000       $  1,995,510
Fifth Third Bank
  5.99%, 1/28/00 .......................                2,000          1,999,472
First Tennessee Bank
  5.50%, 1/31/00 .......................                2,000          2,000,000
Southtrust Bank National
  Associates
  5.92%, 2/22/00 .......................                2,000          2,000,000
Wachovia Bank NA
  5.95%, 9/11/00 .......................                2,000          2,000,000
                                                                    ------------
Total Certificates of Deposit
  (amortized cost
  $9,994,982)...........................                               9,994,982
                                                                    ------------
BANKERS ACCEPTANCE - 3.7%
First National Bank of Chicago
  5.60%, 6/14/00
  (amortized cost
  $4,998,916)...........................                5,000          4,998,916
                                                                    ------------
CORPORATE
  OBLIGATION - 1.5%
Dorada Finance, Inc. MTN
  6.02%, 9/15/00
  (amortized cost
  $2,000,000) (a) ......................                2,000          2,000,000
                                                                    ------------
TOTAL INVESTMENTS - 97.1%
  (cost $131,736,660) ..................                             131,736,660
Other assets less
  liabilities - 2.9% ...................                               3,894,083
                                                                    ------------
NET ASSETS - 100% ......................                            $135,630,743
                                                                    ============

--------------------------------------------------------------------------------

(a) Securities issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers. At December 31, 1999, the aggregate market value of these securities amounted to $7,466,005 or 5.5% of net assets.

      Glossary of Terms:

      ADR   - American Depositary Receipt
      DCB   - Debt Conversion Bond
      FLIRB - Front Load Interest Reduction Bond
      FRN   - Floating Rate Note
      GDR   - Global Depositary Receipt
      IAN   - Interest Arrears Note
      IRB   - Interest Reduction Bond
      MTN   - Medium Term Note
      PDI   - Past Due Interest

      See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

                                              Conservative          Growth              Total              Growth and
                                               Investors           Investors            Return               Income
                                               Portfolio           Portfolio           Portfolio            Portfolio
                                              ============        ============        ============         ============
ASSETS
  Investments in securities, at value
    (cost $29,604,372, $15,947,199,
    $71,733,654 and $481,118,387,
    respectively) ...................         $ 30,437,081        $ 18,069,489        $ 74,690,999         $529,627,958
  Cash ..............................                  497               1,179                 784                5,059
  Foreign cash, at value
    (cost $987,435, $786,278, $0
    and $0, respectively) ...........              983,852             782,592                 -0-                  -0-
  Dividends and interest
    receivable ......................              330,034             141,159             386,057              471,576
  Receivable for capital stock sold .               15,450                 -0-             164,588            2,962,914
                                              ------------        ------------        ------------         ------------
  Total assets ......................           31,766,914          18,994,419          75,242,428          533,067,507
                                              ------------        ------------        ------------         ------------
LIABILITIES
  Unrealized depreciation of
    forward exchange
    currency contracts ..............               46,615                 -0-                  18                  -0-
  Advisory fee payable ..............               19,867               8,528              38,656              269,449
  Payable for capital stock
    redeemed ........................                  321              47,766                  42                2,968
  Payable for investment securities
    purchased .......................                  -0-                 -0-                 -0-            2,534,426
  Accrued expenses ..................               14,394               9,099              34,109              105,045
                                              ------------        ------------        ------------         ------------
  Total liabilities .................               81,197              65,393              72,825            2,911,888
                                              ------------        ------------        ------------         ------------
NET ASSETS ..........................         $ 31,685,717        $ 18,929,026        $ 75,169,603         $530,155,619
                                              ============        ============        ============         ============
COMPOSITION OF NET ASSETS
  Capital stock, at par .............         $      2,359        $      1,105        $      4,297         $     24,336
  Additional paid-in capital ........           27,311,880          12,915,341          65,477,102          442,611,349
  Undistributed net investment
    income ..........................            1,315,595             371,528           1,664,189            3,350,850
  Accumulated net realized gain
    on investments and foreign
    currency transactions ...........            2,273,571           3,522,678           5,066,866           35,659,513
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities .................              782,312           2,118,374           2,957,149           48,509,571
                                              ------------        ------------        ------------         ------------
                                              $ 31,685,717        $ 18,929,026        $ 75,169,603         $530,155,619
                                              ============        ============        ============         ============

                                          Alliance Variable Products Series Fund
================================================================================

                                              Conservative          Growth              Total              Growth and
                                               Investors           Investors            Return               Income
                                               Portfolio           Portfolio           Portfolio            Portfolio
                                              ============        ============        ============         ============
Class A Shares
  Net assets ........................         $ 31,685,717        $ 18,929,026        $ 75,169,603         $522,162,855
                                              ============        ============        ============         ============
  Shares of capital stock
    outstanding .....................            2,358,852           1,104,790           4,296,741           23,968,854
                                              ============        ============        ============         ============
  Net asset value per share                   $      13.43        $      17.13        $      17.49         $      21.79
                                              ============        ============        ============         ============
Class B Shares
  Net assets ........................                                                                      $  7,992,764
                                                                                                           ============
  Shares of capital stock
    outstanding .....................                                                                           367,308
                                                                                                           ============
  Net asset value per share..........                                                                      $      21.76
                                                                                                           ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                                                       Premier
                                                Growth          International           Growth                Quasar
                                               Portfolio          Portfolio            Portfolio             Portfolio
                                              ============      =============        ==============         ============
ASSETS
  Investments in securities, at value
    (cost $287,666,058, $56,284,838,
    $1,610,690,276 and $164,941,027,
    respectively) ...................         $454,639,868       $78,825,975         $2,373,967,267         $179,387,455
  Cash ..............................                  -0-               -0-                    667                  500
  Foreign cash, at value (cost $0,
    $3,010,280, $0 and $0,
    respectively) ...................                  -0-         3,011,521                    -0-                  -0-
  Receivable for investment
    securities sold .................            8,652,443           772,599                    -0-              276,299
  Receivable for capital
    stock sold ......................            4,360,656            67,779              1,229,261                  -0-
  Dividends and interest
    receivable ......................              332,968           149,396              1,035,783              137,233
  Deferred organization expenses ....                  -0-               -0-                    -0-                8,425
                                              ------------       -----------         --------------         ------------
  Total assets ......................          467,985,935        82,827,270          2,376,232,978          179,809,912
                                              ------------       -----------         --------------         ------------
LIABILITIES
  Due to custodian ..................            3,611,316           941,670                    -0-                  -0-
  Payable for investment securities
    purchased .......................            2,222,132           163,375                    -0-              809,793
  Advisory fee payable ..............              278,898            48,128              1,890,188               89,436
  Payable for capital stock
    redeemed ........................               21,692           282,892              1,456,652            9,253,340
  Accrued expenses ..................              118,180            20,950                199,157               46,009
                                              ------------       -----------         --------------         ------------
  Total liabilities .................            6,252,218         1,457,015              3,545,997           10,198,578
                                              ------------       -----------         --------------         ------------
NET ASSETS ..........................         $461,733,717       $81,370,255         $2,372,686,981         $169,611,334
                                              ============       ===========         ==============         ============
COMPOSITION OF NET ASSETS
  Capital stock, at par .............         $     13,748       $     3,737         $       58,664         $     13,042
  Additional paid-in capital ........          249,355,514        51,474,844          1,472,738,124          151,804,281
  Undistributed net
    investment income ...............              410,276            94,817                    -0-              801,669
  Accumulated net realized gain
    on investments and
    foreign currency transactions ...           44,980,703         7,255,752            136,613,202            2,545,914
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities .................          166,973,476        22,541,105            763,276,991           14,446,428
                                              ------------       -----------         --------------         ------------
                                              $461,733,717       $81,370,255         $2,372,686,981         $169,611,334
                                              ============       ===========         ==============         ============

                                          Alliance Variable Products Series Fund
================================================================================

                                                                                       Premier
                                                Growth          International           Growth                Quasar
                                               Portfolio          Portfolio            Portfolio             Portfolio
                                              ============      =============        ==============         ============
Class A Shares
  Net assets ........................         $456,026,905       $81,370,255         $2,345,563,181         $169,611,334
                                              ============       ===========         ==============         ============
  Shares of capital stock
    outstanding .....................           13,577,675         3,736,544             57,992,291           13,042,204
                                              ============       ===========         ==============         ============
  Net asset value per share .........         $      33.59       $     21.78         $        40.45         $      13.00
                                              ============       ===========         ==============         ============
Class B Shares
  Net assets ........................         $  5,706,812                           $   27,123,800
                                              ============                           ==============
  Shares of capital stock
    outstanding .....................              170,152                                  671,458
                                              ============                           ==============
  Net asset value per share .........         $      33.54                           $        40.40
                                              ============                           ==============

--------------------------------------------------------------------------------

See Notes to Fianancial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                               Real Estate                               Utility           Worldwide
                                               Investment            Technology           Income         Privatization
                                                Portfolio             Portfolio          Portfolio         Portfolio
                                               ===========          ============        ===========      =============
ASSETS
  Investments in securities, at value
    (cost $20,248,025, $204,002,306,
    $33,275,845 and $43,353,926,
    respectively) ....................         $17,622,040          $366,065,414        $46,077,073       $64,594,851
  Cash ...............................                 716                   191                634             1,261
  Foreign cash, at value (cost $0, $0,
    $5,553, and $372,251,
    respectively) .................                 -0-                   -0-              5,640           380,321
  Receivable for investment
    securities sold ..................             204,945             2,278,315                -0-               -0-
  Dividends and interest
    receivable .......................             178,812                16,396             30,624           127,655
  Receivable for capital stock sold ..             175,842             2,433,859            138,888            47,203
  Deferred organization expenses .....               8,097                 4,586                -0-               -0-
                                               -----------          ------------        -----------       -----------
  Total assets .......................          18,190,452           370,798,761         46,252,859        65,151,291
                                               -----------          ------------        -----------       -----------
LIABILITIES
  Payable for investment securities
    purchased ........................             265,301             1,776,783                -0-           603,351
  Payable for capital stock redeemed .              33,307               933,328             35,552           394,674
  Advisory fee payable ...............               8,454               225,458             32,074            57,497
  Accrued expenses ...................              30,914                33,699             26,985            37,042
                                               -----------          ------------        -----------       -----------
  Total liabilities ..................             337,976             2,969,268             94,611         1,092,564
                                               -----------          ------------        -----------       -----------
NET ASSETS ...........................         $17,852,476          $367,829,493        $46,158,248       $64,058,727
                                               ===========          ============        ===========       ===========
COMPOSITION OF NET ASSETS
  Capital stock, at par ..............         $     2,013          $     10,943        $     2,131       $     2,946
  Additional paid-in capital .........          22,310,433           175,849,088         30,249,804        39,018,465
  Undistributed net investment
    income ...........................           1,041,896                   -0-            810,980           382,029
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions ....          (2,875,881)           29,906,354          2,293,936         3,407,603
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    denominated assets and
    liabilities ......................          (2,625,985)          162,063,108         12,801,397        21,247,684
                                               -----------          ------------        -----------       -----------
                                               $17,852,476          $367,829,493        $46,158,248       $64,058,727
                                               ===========          ============        ===========       ===========

                                          Alliance Variable Products Series Fund
================================================================================

                                               Real Estate                               Utility           Worldwide
                                               Investment            Technology           Income         Privatization
                                                Portfolio             Portfolio          Portfolio         Portfolio
                                               ===========          ============        ===========      =============
Class A Shares
  Net assets .........................         $17,852,476          $357,479,914        $46,158,248       $64,058,727
                                               ===========          ============        ===========       ===========
  Shares of capital stock
    outstanding ......................           2,013,431            10,635,438          2,131,363         2,946,351
                                               ===========          ============        ===========       ===========
  Net asset value per share ..........         $      8.87          $      33.61        $     21.66       $     21.74
                                               ===========          ============        ===========       ===========
Class B Shares
  Net assets .........................                              $10,349,579
                                                                    ===========
  Shares of capital stock
    outstanding ......................                                  307,940
                                                                    ===========
  Net asset value per share ..........                              $     33.61
                                                                    ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                             Global Dollar                             North American
                                             Global Bond           Government            High-Yield          Government Income
                                              Portfolio             Portfolio             Portfolio             Portfolio
                                             ============         =============          ============        =================
ASSETS
  Investments in securities, at value
    (cost $51,545,692, $9,448,475,
    $25,108,651 and $29,367,692,
    respectively) ...................         $ 50,651,731          $  9,875,107          $ 23,778,023          $ 28,782,110
  Cash ..............................                  919                   836                   675                   853
  Foreign cash, at value
    (cost $10,998, $0, $0, and $0,
    respectively) ...................               10,941                   -0-                   -0-                   -0-
  Interest receivable ...............              986,077               233,271               659,547               322,111
  Receivable for captial stock sold .              931,572                47,055               152,102               222,243
  Receivable for investment
    securities sold .................                  -0-                   -0-                   -0-               114,366
                                              ------------          ------------          ------------          ------------
Total assets ........................           52,581,240            10,156,269            24,590,347            29,441,683
                                              ------------          ------------          ------------          ------------
LIABILITIES
  Unrealized depreciation of forward
    exchange currency contracts .....              200,894                   -0-                   -0-                   -0-
  Advisory fee payable ..............               28,229                 3,662                13,271                11,135
  Payable for capital stock
    redeemed ........................                  997                   104                   -0-                    14
  Accrued expenses ..................               12,424                13,940                10,241                19,978
                                              ------------          ------------          ------------          ------------
  Total liabilities .................              242,544                17,706                23,512                31,127
                                              ------------          ------------          ------------          ------------
NET ASSETS ..........................         $ 52,338,696          $ 10,138,563          $ 24,566,835          $ 29,410,556
                                              ============          ============          ============          ============
COMPOSITION OF NET ASSETS
  Capital stock, at par .............         $      4,652          $        940          $      2,687          $      2,367
  Additional paid-in capital ........           52,749,579            12,823,506            27,491,368            27,453,582
  Undistributed net investment
    income ..........................            1,372,664             1,075,231             2,014,827             2,109,155
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions ...             (683,956)           (4,187,746)           (3,611,419)              430,783
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    denominated assets and
    liabilities .....................           (1,104,243)              426,632            (1,330,628)             (585,331)
                                              ------------          ------------          ------------          ------------
                                              $ 52,338,696          $ 10,138,563          $ 24,566,835          $ 29,410,556
                                              ============          ============          ============          ============

(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                                   Global Dollar                               North American
                                              Global Bond            Government           High-Yield          Government Income
                                               Portfolio              Portfolio            Portfolio             Portfolio
                                              ============         =============          ============        =================
Class A Shares
  Net assets ........................         $ 50,569,150          $ 10,138,563          $ 24,566,835          $ 29,410,556
                                              ============          ============          ============          ============
Shares of capital stock
  outstanding .......................            4,494,914               940,028             2,687,017             2,367,494
                                              ============          ============          ============          ============
Net asset value per share ...........         $      11.25          $      10.79          $       9.14          $      12.42
                                              ============          ============          ============          ============
Class B Shares
  Net assets ........................         $  1,769,546
                                              ============
Shares of capital stock
  outstanding .......................              157,528
                                              ============
Net asset value per share ...........         $      11.23
                                              ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                       Short-Term       U.S. Government/
                                                      Multi-Market    High Grade Securities     Money Market
                                                        Portfolio           Portfolio            Portfolio
                                                      ============    =====================     ============
ASSETS
  Investments in securities, at value
    (cost $4,259,206, $63,542,097 and
    $131,736,660, respectively) ..............         $ 4,149,453         $61,120,347          $131,736,660
  Cash .......................................             177,674                 846             3,639,566
  Interest receivable ........................             132,228             690,338               730,963
  Unrealized appreciation of forward exchange
    currency contracts .......................              31,866                 -0-                   -0-
  Receivable for capital stock sold ..........               2,854             184,949               415,327
  Receivable from Adviser ....................               2,242                 -0-                   -0-
                                                       -----------         -----------          ------------
  Total assets ...............................           4,496,317          61,996,480           136,522,516
                                                       -----------         -----------          ------------
LIABILITIES
  Payable for capital stock redeemed .........              77,564                 159               202,990
  Advisory fee payable .......................                 -0-              31,596                59,095
  Dividend payable ...........................                 -0-                 -0-               611,174
  Accrued expenses ...........................               2,887              23,222                18,514
                                                       -----------         -----------          ------------
  Total liabilities ..........................              80,451              54,977               891,773
                                                       -----------         -----------          ------------
NET ASSETS ...................................         $ 4,415,866         $61,941,503          $135,630,743
                                                       ===========         ===========          ============
COMPOSITION OF NET ASSETS
  Capital stock, at par ......................         $       446         $     5,543          $    135,631
  Additional paid-in capital .................           5,537,107          63,046,621           135,494,910
  Undistributed net investment income ........             200,788           3,374,992                   573
  Accumulated net realized loss on investments
    and foreign currency transactions ........          (1,242,377)         (2,063,903)                 (371)
  Net unrealized depreciation of investments
    and foreign currency denominated
    assets and liabilities ...................             (80,098)         (2,421,750)                  -0-
                                                       -----------         -----------          ------------
                                                       $ 4,415,866         $61,941,503          $135,630,743
                                                       ===========         ===========          ============
Class A shares
  Net assets .................................         $ 4,415,866         $60,503,884          $134,467,400
                                                       ===========         ===========          ============
  Shares of capital stock outstanding ........             445,796           5,413,967           134,467,528
                                                       ===========         ===========          ============
  Net asset value per share ..................         $      9.91         $     11.18          $       1.00
                                                       ===========         ===========          ============
Class B shares
  Net assets .................................                             $ 1,437,619          $  1,163,343
                                                                           ===========          ============
  Shares of capital stock outstanding ........                                 128,843             1,163,343
                                                                           ===========          ============
  Net asset value per share ..................                             $     11.16          $       1.00
                                                                           ===========          ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
Year Ended December 31, 1999              Alliance Variable Products Series Fund
================================================================================

                                             Conservative            Growth                Total             Growth and
                                               Investors            Investors             Return               Income
                                               Portfolio            Portfolio            Portfolio            Portfolio
                                             ============          ===========          ===========          ===========
INVESTMENT INCOME
  Interest ..........................         $ 1,596,572          $   474,959          $ 1,738,940          $   876,747
  Dividends (net of foreign tax
    withheld of $6,075, $8,710,
    $955 and $10,363,
    respectively) ...................              86,944              133,048              514,919            5,742,589
                                              -----------          -----------          -----------          -----------
  Total investment income ...........           1,683,516              608,007            2,253,859            6,619,336
                                              -----------          -----------          -----------          -----------
EXPENSES
  Advisory fee ......................             259,153              145,027              420,619            2,838,962
  Distribution fee -- Class B .......                 -0-                  -0-                  -0-                5,646
  Custodian .........................              63,427               65,238               69,231              111,741
  Administrative ....................              63,000               63,000               63,000               63,000
  Audit and legal ...................               7,615                3,440               15,346              104,106
  Printing ..........................               4,083                2,001                5,053               74,010
  Directors' fees ...................               1,675                1,393                1,274                1,088
  Amortization of organization
    expenses ........................               1,637                1,638                  -0-                  -0-
  Transfer agency ...................                 935                  895                  951                  942
  Miscellaneous .....................               5,535                2,262                6,633               18,108
                                              -----------          -----------          -----------          -----------
  Total expenses ....................             407,060              284,894              582,107            3,217,603
  Less: expenses waived and
    reimbursed ......................             (78,799)            (101,193)                 -0-                  -0-
                                              -----------          -----------          -----------          -----------
  Net expenses ......................             328,261              183,701              582,107            3,217,603
                                              -----------          -----------          -----------          -----------
  Net investment income .............           1,355,255              424,306            1,671,752            3,401,733
                                              -----------          -----------          -----------          -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment
    transactions ....................           2,307,587            3,531,141            5,104,617           35,901,038
  Net realized gain (loss) on foreign
    currency transactions ...........             (25,436)             (40,376)               2,545                   42
  Net change in unrealized
    appreciation/depreciation of
    investments .....................          (1,906,852)            (997,647)          (2,584,824)           7,123,872
  Net change in unrealized
    appreciation/depreciation of
    foreign currency denominated
    assets and liabilities ..........             (50,665)              (4,207)                (196)                 -0-
                                              -----------          -----------          -----------          -----------
  Net gain on investments and
    foreign currency transactions ...             324,634            2,488,911            2,522,142           43,024,952
                                              -----------          -----------          -----------          -----------
NET INCREASE IN NET
ASSETS FROM OPERATIONS ..............         $ 1,679,889          $ 2,913,217          $ 4,193,894          $46,426,685
                                              ===========          ===========          ===========          ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                                                      Premier
                                             Growth             International          Growth                Quasar
                                            Portfolio             Portfolio           Portfolio             Portfolio
                                           ============         =============        ============          ===========
INVESTMENT INCOME
  Dividends (net of foreign tax
    withheld of $28,731, $122,844,
    $120,147 and $7,407,
    respectively) ................         $  2,840,703          $ 1,018,458         $  9,574,440          $   922,968
  Interest .......................              698,679               43,554            3,767,890            1,079,662
                                           ------------          -----------         ------------          -----------
  Total investment income ........            3,539,382            1,062,012           13,342,330            2,002,630
                                           ------------          -----------         ------------          -----------
EXPENSES
  Advisory fee ...................            2,765,805              648,349           17,175,879            1,201,308
  Distribution fee -- Class B ....                3,332                  -0-                7,165                  -0-
  Custodian ......................              121,865              137,575              221,259               91,749
  Audit and legal ................               71,568               15,685              326,899               33,142
  Administrative .................               63,000               63,000               63,000               63,000
  Printing .......................               56,461                7,672              188,656               30,070
  Directors' fees ................                1,795                1,410                1,673                1,544
  Amortization of organization
    expenses .....................                1,402                  -0-                  -0-                5,126
  Transfer agency ................                  948                  950                  946                  908
  Miscellaneous ..................               17,667                7,109               27,980                6,874
                                           ------------          -----------         ------------          -----------
  Total expenses .................            3,103,843              881,750           18,013,457            1,433,721
  Less: expenses waived and
    reimbursed ...................                  -0-             (265,818)                 -0-             (292,478)
                                           ------------          -----------         ------------          -----------
  Net expenses ...................            3,103,843              615,932           18,013,457            1,141,243
                                           ------------          -----------         ------------          -----------
  Net investment income (loss) ...              435,539              446,080           (4,671,127)             861,387
                                           ------------          -----------         ------------          -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on
    investment transactions ......           44,958,445            8,273,793          136,966,399            6,765,798
  Net realized loss on foreign
    currency transactions ........               (7,129)            (196,165)                 (57)                 -0-
  Net change in unrealized
    appreciation/depreciation of
    investments ..................           71,614,995           15,916,793          381,569,586           16,149,753
  Net change in unrealized
    appreciation/depreciation of
    foreign currency denominated
    assets and liabilities .......                 (838)             (12,278)                 -0-                  -0-
                                           ------------          -----------         ------------          -----------
  Net gain on investments
    and foreign currency
    transactions .................          116,565,473           23,982,143          518,535,928           22,915,551
                                           ------------          -----------         ------------          -----------
NET INCREASE
IN NET ASSETS FROM
OPERATIONS .......................         $117,001,012          $24,428,223         $513,864,801          $23,776,938
                                           ============          ===========         ============          ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                         Real Estate                               Utility           Worldwide
                                          Investment         Technology            Income          Privatization
                                          Portfolio           Portfolio           Portfolio          Portfolio
                                         ===========        ============          ==========       =============
INVESTMENT INCOME
Dividends (net of foreign taxes
   withheld of $0, $5,105, $4,757
   and $96,822, respectively) ..         $ 1,191,556        $    186,903          $1,027,657        $   830,280
  Interest .....................              29,822             924,790             166,559             49,449
                                         -----------        ------------          ----------        -----------
  Total investment income ......           1,221,378           1,111,693           1,194,216            879,729
                                         -----------        ------------          ----------        -----------
EXPENSES
  Advisory fee .................             159,126           1,986,639             296,886            468,454
  Distribution fee - Class B ...                 -0-               1,988                 -0-                -0-
  Administrative ...............              63,000              63,000              63,000             63,000
  Custodian ....................              62,735              82,940              57,884            121,915
  Printing .....................               4,981              25,453              15,540              7,503
  Amortization of organization
    expenses ...................               3,997               4,296               1,078              1,446
  Audit and legal ..............               3,408              47,398              10,879              9,885
  Directors' fees ..............               1,457               1,741               1,656              2,162
  Transfer agency ..............                 968                 951                 944                890
  Miscellaneous ................               3,564               8,994               3,905              6,779
                                         -----------        ------------          ----------        -----------
  Total expenses ...............             303,236           2,223,400             451,772            682,034
  Less: expenses waived and
    reimbursed .................            (135,270)           (334,008)            (75,717)          (237,003)
                                         -----------        ------------          ----------        -----------
  Net expenses .................             167,966           1,889,392             376,055            445,031
                                         -----------        ------------          ----------        -----------
  Net investment income (loss) .           1,053,412            (777,699)            818,161            434,698
                                         -----------        ------------          ----------        -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on
    investment transactions ....          (2,542,073)         31,114,658           2,302,169          3,929,491
  Net realized loss on written
    options transactions .......                 -0-            (208,258)                -0-                -0-
  Net realized loss on foreign
    currency transactions ......                 -0-                 -0-                (940)           (73,731)
  Net change in unrealized
    appreciation/depreciation of
    investments ................             391,755         111,387,457           3,974,557         19,281,420
  Net change in unrealized
    appreciation/depreciation of
    foreign currency denominated
    assets and liabilities .....                 -0-                 -0-                 182              3,769
                                         -----------        ------------          ----------        -----------
  Net gain (loss) on investments
  and foreign currency options
  transactions .................          (2,150,318)        142,293,857           6,275,968         23,140,949
                                         -----------        ------------          ----------        -----------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS .....................         $(1,096,906)       $141,516,158          $7,094,129        $23,575,647
                                         ===========        ============          ==========        ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
(continued                                Alliance Variable Products Series Fund
================================================================================

                                                                  Global Dollar                             North American
                                             Global Bond           Government          High-Yield        Government Income
                                               Portfolio            Portfolio            Portfolio            Portfolio
                                             ===========         =============         ===========       =================
INVESTMENT INCOME
  Interest ..........................         $ 2,223,871          $ 1,187,425          $ 2,230,502          $ 3,244,302
                                              -----------          -----------          -----------          -----------
EXPENSES
  Advisory fee ......................             285,555               66,591              156,825              194,253
  Distribution fee - Class B ........                 868                  -0-                  -0-                  -0-
  Custodian .........................              83,210               57,172               61,389               80,582
  Administrative ....................              63,000               63,000               63,000               63,000
  Audit and legal ...................              10,379                2,449                4,331                9,108
  Printing ..........................               9,742                6,760                2,526                6,986
  Directors' fees ...................               1,445                1,386                1,406                1,416
  Transfer agency ...................               1,009                  937                  943                  937
  Amortization of organization
    expenses ........................                 -0-                1,105                  -0-                1,429
  Miscellaneous .....................               3,308                3,542                2,521                1,818
                                              -----------          -----------          -----------          -----------
  Total expenses ....................             458,516              202,942              292,941              359,529
  Less: expenses waived and
    reimbursed ......................             (63,000)            (118,593)             (94,296)             (75,619)
                                              -----------          -----------          -----------          -----------
  Net expenses ......................             395,516               84,349              198,645              283,910
                                              -----------          -----------          -----------          -----------
  Net investment income .............           1,828,355            1,103,076            2,031,857            2,960,392
                                              -----------          -----------          -----------          -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on
    investment transactions .........          (1,055,602)          (1,747,639)          (2,750,615)             445,177
  Net realized gain (loss) on foreign
    currency transactions ...........             417,844                  -0-                   12             (254,120)
  Net change in unrealized
    appreciation/depreciation of
    investments .....................          (3,522,957)           2,700,036              214,705             (569,233)
  Net change in unrealized
    appreciation/depreciation of
    foreign currency denominated
    assets and liabilities ..........             (17,447)                 -0-                  -0-                   (2)
                                              -----------          -----------          -----------          -----------
  Net gain (loss) on investments
    and foreign currency
    transactions ....................          (4,178,162)             952,397           (2,535,898)            (378,178)
                                              -----------          -----------          -----------          -----------
NET INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS ..........................         $(2,349,807)         $ 2,055,473          $  (504,041)         $ 2,582,214
                                              ===========          ===========          ===========          ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                             Short-Term          U.S. Government/
                                                            Multi-Market      High Grade Securities      Money Market
                                                              Portfolio             Portfolio             Portfolio
                                                            ============      =====================      ============
INVESTMENT INCOME
  Interest ..........................................         $ 376,509            $ 3,851,208            $7,340,560
                                                              ---------            -----------            ----------
EXPENSES
  Advisory fee ......................................            34,277                362,797               702,447
  Distribution fee -- Class B .......................               -0-                  1,070                 1,035
  Administrative ....................................            63,000                 63,000                63,000
  Custodian .........................................            58,013                 63,442                75,123
  Directors' fees ...................................             3,712                  1,405                 1,217
  Audit and legal ...................................             1,455                 11,153                28,596
  Transfer agency ...................................               946                  1,021                   882
  Printing ..........................................               900                 12,207                13,781
  Miscellaneous .....................................             2,955                  5,468                 7,933
                                                              ---------            -----------            ----------
  Total expenses ....................................           165,258                521,563               894,014
  Less: expenses waived and reimbursed ..............          (106,052)                   -0-                   -0-
                                                              ---------            -----------            ----------
  Net expenses ......................................            59,206                521,563               894,014
                                                              ---------            -----------            ----------
  Net investment income .............................           317,303              3,329,645             6,446,546
                                                              ---------            -----------            ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on investment transactions           (95,430)            (1,963,401)                   92
  Net realized gain on foreign currency transactions             10,283                  3,258                   -0-
  Net change in unrealized appreciation/depreciation
    of investments ..................................           (15,456)            (2,786,439)                  -0-
                                                              ---------            -----------            ----------
  Net gain (loss) on investments and foreign currency
    transactions ....................................          (100,603)            (4,746,582)                   92
                                                              ---------            -----------            ----------
NET INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS .....................................         $ 216,700            $(1,416,937)           $6,446,638
                                                              =========            ===========            ==========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS                             Alliance Variable Products Series Fund
================================================================================

                                            Conservative Investors Portfolio              Growth Investors Portfolio
                                           ==================================          ==================================
                                           Year Ended            Year Ended            Year Ended             Year Ended
                                           December 31,          December 31,          December 31,           December 31,
                                               1999                  1998                  1999                  1998
                                           ============          ============          ============          ============
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment income ..........         $  1,355,255          $  1,293,443          $    424,306          $    315,400
  Net realized gain on investments
    and foreign currency
    transactions .................            2,282,151             1,744,403             3,490,765             1,521,478
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign
    currency denominated assets
    and liabilities ..............           (1,957,517)            1,547,074            (1,001,854)            2,044,183
                                           ------------          ------------          ------------          ------------
  Net increase in net assets from
    operations ...................            1,679,889             4,584,920             2,913,217             3,881,061
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A ......................           (1,308,187)             (983,527)             (322,580)             (214,940)
  Net realized gain on investments
    Class A ......................           (1,740,989)           (1,277,811)           (1,494,582)           (1,371,580)
CAPITAL STOCK
TRANSACTIONS
  Net increase (decrease) ........           (4,285,668)            4,820,709            (3,195,501)            2,134,021
                                           ------------          ------------          ------------          ------------
  Total increase (decrease) ......           (5,654,955)            7,144,291            (2,099,446)            4,428,562
NET ASSETS
  Beginning of year ..............           37,340,672            30,196,381            21,028,472            16,599,910
                                           ------------          ------------          ------------          ------------
  End of year (including
    undistributed net investment
    income of $1,315,595,
    $1,293,963, $371,528 and
    $310,178, respectively) ......         $ 31,685,717          $ 37,340,672          $ 18,929,026          $ 21,028,472
                                           ============          ============          ============          ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                Total Return Portfolio                Growth and Income Portfolio
                                           ===============================         ==================================
                                           Year Ended          Year Ended          Year Ended            Year Ended
                                           December 31,        December 31,        December 31,          December 31,
                                              1999                1998                1999                  1998
                                           ===========         ===========         ============          ============
INCREASE IN NET ASSETS
FROM OPERATIONS
  Net investment income ..........         $ 1,671,752         $ 1,227,924         $  3,401,733          $  3,319,311
  Net realized gain on investments
    and foreign currency
    transactions .................           5,107,162           4,687,411           35,901,080            42,675,250
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign
    currency denominated assets
    and liabilities ..............          (2,585,020)          2,033,090            7,123,872            13,019,417
                                           -----------         -----------         ------------          ------------
  Net increase in net assets from
    operations ...................           4,193,894           7,948,425           46,426,685            59,013,978
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A ......................          (1,231,521)           (828,887)          (3,318,107)           (2,226,956)
  Net realized gain on investments
    Class A ......................          (4,690,187)         (3,824,313)         (42,704,228)          (28,160,219)
CAPITAL STOCK
TRANSACTIONS
  Net increase ...................          17,433,667          13,248,556          148,136,928           102,785,943
                                           -----------         -----------         ------------          ------------
  Total increase .................          15,705,853          16,543,781          148,541,278           131,412,746
NET ASSETS
  Beginning of year ..............          59,463,750          42,919,969          381,614,341           250,201,595
                                           -----------         -----------         ------------          ------------
  End of year (including
    undistributed net investment
    income of $1,664,189,
    $1,221,413, $3,350,850 and
    $3,281,944, respectively) ....         $75,169,603         $59,463,750         $530,155,619          $381,614,341
                                           ===========         ===========         ============          ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                    Growth Portfolio                      International Portfolio
                                           ==================================          ===============================
                                           Year Ended            Year Ended            Year Ended          Year Ended
                                           December 31,          December 31,          December 31,        December 31,
                                               1999                  1998                  1999               1998
                                           ============          ============          ===========         ===========
INCREASE IN
NET ASSETS
FROM OPERATIONS
  Net investment income ..........         $    435,539          $  1,173,874          $   446,080         $   697,067
  Net realized gain on investments
    and foreign currency
    transactions .................           44,951,316            28,074,041            8,077,628           2,211,966
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign
    currency denominated assets
    and liabilities ..............           71,614,157            41,502,598           15,904,515           5,095,509
                                           ------------          ------------          -----------         -----------
  Net increase in net assets from
    operations ...................          117,001,012            70,750,513           24,428,223           8,004,542
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A ......................           (1,078,120)             (667,879)            (553,389)         (1,367,666)
  Net realized gain on investments
    Class A ......................          (28,188,611)          (15,606,121)          (1,787,594)         (2,040,979)
CAPITAL STOCK
TRANSACTIONS
  Net increase (decrease) ........           45,317,991            38,329,947           (5,768,778)           (254,502)
                                           ------------          ------------          -----------         -----------
  Total increase .................          133,052,272            92,806,460           16,318,462           4,341,395
NET ASSETS
  Beginning of year ..............          328,681,445           235,874,985           65,051,793          60,710,398
                                           ------------          ------------          -----------         -----------
  End of year (including
    undistributed net investment
    income of $410,276,
    $1,157,118, $94,817 and
    $367,008, respectively) ......         $461,733,717          $328,681,445          $81,370,255         $65,051,793
                                           ============          ============          ===========         ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                  Premier Growth Portfolio                          Quasar Portfolio
                                           ------------------------------------            --------------------------------
                                            Year Ended              Year Ended              Year Ended          Year Ended
                                           December 31,            December 31,            December 31,        December 31,
                                                1999                    1998                   1999               1998
                                           ==============          ==============          ============        ===========
INCREASE (Decrease)
IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss) ...         $   (4,671,127)         $     (327,127)         $    861,387        $   414,211
  Net realized gain (loss) on
    investments and
    foreign currency
    transactions .................            136,966,342              31,022,713             6,765,798         (3,461,226)
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign
    currency denominated assets
    and liabilities ..............            381,569,586             291,597,182            16,149,753         (1,930,679)
                                           --------------          --------------          ------------        -----------
  Net increase (decrease) in
    net assets from
    operations ...................            513,864,801             322,292,768            23,776,938         (4,977,694)
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A ......................                    -0-                (748,382)             (312,237)           (58,060)
  Net realized gain on investments
    Class A ......................            (23,280,324)                    -0-                   -0-         (6,038,262)
CAPITAL STOCK
TRANSACTIONS
  Net increase ...................            634,848,234             453,383,779            55,276,395         42,667,086
                                           --------------          --------------          ------------        -----------
  Total increase .................          1,125,432,711             774,928,165            78,741,096         31,593,070
NET ASSETS
  Beginning of year ..............          1,247,254,270             472,326,105            90,870,238         59,277,168
                                           --------------          --------------          ------------        -----------
  End of year (including
    undistributed net investment
    income of $0, $0,
    $801,669 and $261,320,
    respectively) ................         $2,372,686,981          $1,247,254,270          $169,611,334        $90,870,238
                                           ==============          ==============          ============        ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                           Real Estate Investment Portfolio               Technology Portfolio
                                           ================================        ==================================
                                            Year Ended          Year Ended          Year Ended            Year Ended
                                           December 31,        December 31,        December 31,          December 31,
                                               1999               1998                 1999                  1998
                                           ===========         ===========         ============          ============
INCREASE (DECREASE)
IN NET ASSETS
FROM OPERATIONS
  Net investment income (loss) ...         $ 1,053,412         $   793,118         $   (777,699)         $   (269,678)
  Net realized gain (loss) on
    investments and
    foreign currency
    transactions .................          (2,542,073)           (314,101)          30,906,400             2,981,897
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign
    currency denominated assets
    and liabilities ..............             391,755          (4,050,201)         111,387,457            45,284,402
                                           -----------         -----------         ------------          ------------
  Net increase (decrease) in net
    assets from operations .......          (1,096,906)         (3,571,184)         141,516,158            47,996,621
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A ......................            (845,701)           (240,978)                 -0-              (121,060)
  Net realized gain on investments
    Class A ......................                 -0-            (104,773)            (356,801)                  -0-
CAPITAL STOCK
TRANSACTIONS
  Net increase ...................           2,715,524           7,302,437           96,068,474            13,486,268
                                           -----------         -----------         ------------          ------------
  Total increase .................             772,917           3,385,502          237,227,831            61,361,829
NET ASSETS
  Beginning of year ..............          17,079,559          13,694,057          130,601,662            69,239,833
                                           -----------         -----------         ------------          ------------
  End of year (including
    undistributed net investment
    income of $1,041,896,
    $834,185, $0 and $283,
    respectively) ................         $17,852,476         $17,079,559         $367,829,493          $130,601,662
                                           ===========         ===========         ============          ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                               Utility Income Portfolio              Worldwide Privatization Portfolio
                                           ================================          =================================
                                            Year Ended           Year Ended           Year Ended           Year Ended
                                           December 31,         December 31,         December 31,         December 31,
                                               1999                 1998                1999                 1998
                                           ===========          ===========          ===========          ============
INCREASE in NET ASSETS
FROM OPERATIONS
  Net investment income ..........         $   818,161          $   573,673          $   434,698          $   797,477
  Net realized gain on investments
    and foreign currency
    transactions .................           2,301,229            1,038,950            3,855,760            2,235,067
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign
    currency denominated assets
    and liabilities ..............           3,974,739            4,488,575           19,285,189            1,068,120
                                           -----------          -----------          -----------          -----------
  Net increase in net assets from
    operations ...................           7,094,129            6,101,198           23,575,647            4,100,664
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A ......................            (573,650)            (467,584)            (823,765)            (602,038)
  Net realized gain on investments
    Class A ......................          (1,041,778)            (217,903)          (2,431,306)          (2,230,552)
CAPITAL STOCK
TRANSACTIONS
  Net increase (decrease) ........           6,243,310            8,673,520           (2,529,698)           3,181,810
                                           -----------          -----------          -----------          -----------
  Total increase .................          11,722,011           14,089,231           17,790,878            4,449,884
NET ASSETS
Beginning of year ................          34,436,237           20,347,006           46,267,849           41,817,965
                                           -----------          -----------          -----------          -----------
  End of year (including
    undistributed net investment
    income of $810,980, $567,409,
    $382,029 and $817,021,
    respectively) ................         $46,158,248          $34,436,237          $64,058,727          $46,267,849
                                           ===========          ===========          ===========          ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                 Global Bond Portfolio               Global Dollar Government Portfolio
                                            ================================         ==================================
                                             Year Ended           Year Ended           Year Ended           Year Ended
                                            December 31,         December 31,         December 31,         December 31,
                                                1999                 1998                1999                 1998
                                            ===========          ===========          ===========          ===========
INCREASE (DECREASE)
IN NET ASSETS FROM
OPERATIONS
  Net investment income ...........         $ 1,828,355          $ 1,108,817          $ 1,103,076          $ 1,310,397
  Net realized gain (loss)
    on investments
    and foreign currency
    transactions ..................            (637,758)              35,057           (1,747,639)          (2,456,480)
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign
    currency denominated assets
    and liabilities ...............          (3,540,404)           2,427,349            2,700,036           (2,200,919)
                                            -----------          -----------          -----------          -----------
  Net increase (decrease) in
    net assets from
    operations ....................          (2,349,807)           3,571,223            2,055,473           (3,347,002)
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A .......................          (1,344,306)            (359,373)          (1,308,548)          (1,020,590)
  Net realized gain on investments
    Class A .......................            (153,010)            (126,325)                 -0-             (745,193)
CAPITAL STOCK
TRANSACTIONS
  Net increase (decrease) .........          21,533,885            9,372,064             (988,270)             114,249
                                            -----------          -----------          -----------          -----------
  Total increase (decrease) .......          17,686,762           12,457,589             (241,345)          (4,998,536)
NET ASSETS
  Beginning of year ...............          34,651,934           22,194,345           10,379,908           15,378,444
                                            -----------          -----------          -----------          -----------
  End of year (including
    undistributed net investment
    income of $1,372,664, $867,842,
    $1,075,231 and $1,297,076,
    respectively) .................         $52,338,696          $34,651,934          $10,138,563          $10,379,908
                                            ===========          ===========          ===========          ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                                                North American
                                                   High-Yield Portfolio                   Government Income Portfolio
                                              ================================          ================================
                                               Year Ended           Year Ended           Year Ended           Year Ended
                                              December 31,         December 31,         December 31,         December 31,
                                                 1999                 1998                 1999                 1998
                                              ===========          ===========          ===========          ===========
INCREASE (DECREASE)
IN NET ASSETS
FROM OPERATIONS
  Net investment income .............         $ 2,031,857          $ 1,083,734          $ 2,960,392          $ 2,994,908
  Net realized gain (loss) on
    investments and
    foreign currency
    transactions ....................          (2,750,603)            (860,804)             191,057             (895,371)
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign
    currency denominated assets
    and liabilities .................             214,705           (1,556,891)            (569,235)            (929,103)
                                              -----------          -----------          -----------          -----------
  Net increase (decrease) in
    net assets from
    operations ......................            (504,041)          (1,333,961)           2,582,214            1,170,434
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A .........................          (1,097,239)             (11,475)          (2,352,761)          (2,126,978)
  Net realized gain on investments
    Class A .........................                 -0-                  -0-             (303,946)            (285,327)
CAPITAL STOCK
TRANSACTIONS
  Net increase (decrease) ...........           9,257,880           17,114,316           (2,573,513)           2,793,932
                                              -----------          -----------          -----------          -----------
  Total increase (decrease) .........           7,656,600           15,768,880           (2,648,006)           1,552,061
NET ASSETS
  Beginning of year .................          16,910,235            1,141,355           32,058,562           30,506,501
                                              -----------          -----------          -----------          -----------
  End of year (including
    undistributed net investment
    income of $2,014,827, $1,080,197,
    $2,109,155 and $1,754,004,
    respectively) ...................         $24,566,835          $16,910,235          $29,410,556          $32,058,562
                                              ===========          ===========          ===========          ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES
IN NET ASSETS (continued)                 Alliance Variable Products Series Fund
================================================================================

                                                                                          U.S. Government/
                                          Short-Term Multi-Market Portfolio        High Grade Securities Portfolio
                                          =================================       ================================
                                            Year Ended          Year Ended         Year Ended           Year Ended
                                           December 31,        December 31,       December 31,         December 31,
                                               1999               1998               1999                 1998
                                           ===========         ==========         ===========          ===========
INCREASE (DECREASE)
IN NET ASSETS
FROM OPERATIONS
  Net investment income ..........         $   317,303         $  379,654         $ 3,329,645          $ 2,340,340
  Net realized gain (loss) on
    investments and
    foreign currency
    transactions .................             (85,147)           (48,980)         (1,960,143)           1,404,021
  Net change in unrealized
    appreciation/depreciation of
    investments and foreign
    currency denominated assets
    and liabilities ..............             (15,456)            59,323          (2,786,439)            (296,956)
                                           -----------         ----------         -----------          -----------
  Net increase (decrease) in net
    assets from operations .......             216,700            389,997          (1,416,937)           3,447,405
DIVIDENDS AND
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A ......................            (333,118)          (630,815)         (2,355,508)          (1,873,534)
  Net realized gain on investments
    Class A ......................                 -0-                -0-          (1,423,816)            (214,996)
CAPITAL STOCK
TRANSACTIONS
  Net increase (decrease) ........          (1,936,540)           220,210           8,720,062           20,861,049
                                           -----------         ----------         -----------          -----------
  Total increase (decrease) ......          (2,052,958)           (20,608)          3,523,801           22,219,924
NET ASSETS
  Beginning of year ..............           6,468,824          6,489,432          58,417,702           36,197,778
                                           -----------         ----------         -----------          -----------
  End of year (including
    undistributed net investment
    income of $200,788, $195,069,
    $3,374,992 and $2,341,951,
    respectively) ................         $ 4,415,866         $6,468,824         $61,941,503          $58,417,702
                                           ===========         ==========         ===========          ===========

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                                          Alliance Variable Products Series Fund
================================================================================

                                                  Money Market Portfolio
                                            ===================================
                                             Year Ended             Year Ended
                                            December 31,           December 31,
                                                1999                   1998
                                            ============           ============
INCREASE IN
NET ASSETS FROM
OPERATIONS
  Net investment income ..........          $  6,446,546           $  4,568,135
  Net realized gain on
    investments ..................                    92                    178
                                            ------------           ------------
  Net increase in net assets from
    operations ...................             6,446,638              4,568,313
DIVIDENDS TO
SHAREHOLDERS FROM:
  Net investment income
    Class A ......................            (6,427,061)            (4,568,135)
    Class B ......................               (19,485)                   -0-
CAPITAL STOCK
TRANSACTIONS
  Net increase ...................            16,056,947             51,989,705
                                            ------------           ------------
  Total increase .................            16,057,039             51,989,883
NET ASSETS
  Beginning of year ..............           119,573,704             67,583,821
  End of year (including
    undistributed net investment
    income of $573 and $573,
    respectively) ................          $135,630,743           $119,573,704
                                            ============           ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
December 31, 1999                         Alliance Variable Products Series Fund
================================================================================

NOTE A: Significant Accounting Policies

Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Conservative Investors Portfolio, Growth Investors Portfolio, Total Return Portfolio, Growth and Income Portfolio, Growth Portfolio, International Portfolio, Premier Growth Portfolio, Quasar Portfolio, Real Estate Investment Portfolio, Technology Portfolio, Utility Income Portfolio, Worldwide Privatization Portfolio, Global Bond Portfolio, Global Dollar Government Portfolio, High-Yield Portfolio, North American Government Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio (the "Portfolios"). On January 5, 1999, the creation of a second class of shares, Class B shares, was approved by the Board of Directors. The Fund offers Class A and Class B shares. Both classes of shares have identical voting, dividend, liquidating and other rights, except that Class B shares bear a distribution expense and have exclusive voting rights with respect to the Class B distribution plan. As of December 31, 1999, the following Portfolios had Class B shares issued and outstanding: Growth & Income Portfolio, Growth Portfolio, Premier Growth Portfolio, Technology Portfolio, Global Bond Portfolio, U.S. Government/High Grade Securities Portfolio and Money Market Portfolio. The investment objectives of each Portfolio are as follows:

Conservative Investors Portfolio -- seeks to achieve a high total return without, in the view of Alliance, undue risk to principal.

Growth Investors Portfolio -- seeks to achieve the highest total return consistent with what Alliance considers to be reasonable risk.

Total Return Portfolio -- seeks to achieve a high return through a combination of current income and capital appreciation.

Growth and Income Portfolio -- seeks reasonable current income and reasonable opportunity for appreciation through investments primarily in dividend-paying common stocks of good quality.

Growth Portfolio -- seeks to provide long-term growth of capital. Current income is incidental to the Portfolio's objective.

International Portfolio -- seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-U.S. companies (i.e., companies incorporated outside the U.S.), companies participating in foreign economies with prospects for growth, and foreign government securities.

Premier Growth Portfolio -- seeks growth of capital by pursuing aggressive investment policies.

Quasar Portfolio -- seeks growth of capital by pursuing aggressive investment policies. Current income is incidental to the Portfolio's objective.

Real Estate Investment Portfolio -- seeks total return from long-term growth of capital and income principally through investing in equity securities of companies that are primarily engaged in or related to the real estate industry.

Technology Portfolio -- seeks growth of capital. Current income is incidental to the Portfolio's objective.

Utility Income Portfolio -- seeks current income and capital appreciation by investing primarily in equity and fixed-income securities of companies in the utilities industry.

Worldwide Privatization Portfolio -- seeks long-term capital appreciation.

Global Bond Portfolio -- seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

Global Dollar Government Portfolio -- seeks a high level of current income and, secondarily, capital appreciation.

High-Yield Portfolio -- seeks to earn the highest level of current income without assuming undue risk by investing principally in high-yielding fixed-income securities rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch or, if unrated, of comparable quality.

North American Government Income Portfolio -- seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada, or Mexico, their political subdivisions (including Canadian provinces, but excluding states of the United States), agencies, instrumentalities or authorities.

                                          Alliance Variable Products Series Fund
================================================================================

Short-Term Multi-Market Portfolio -- seeks the highest level of current income, consistent with what the Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

U.S. Government/High Grade Securities Portfolio -- seeks high current income consistent with preservation of capital.

Money Market Portfolio -- seeks safety of principal, excellent liquidity and maximum current income to the extent consistent with the first two objectives.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked price on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked price. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

Securities in which the Money Market Portfolio invests are valued at amortized cost which approximates fair value, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gains and losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign witholding tax reclaims recorded on the Portfolio's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Quasar Portfolio $26,098 through August 2001; Real Estate Investment Portfolio $20,000 through January 2002; Technology Portfolio $21,500 through January 2001. For the following Portfolios the organization expense was amortized on a straight-line basis as follows:
Utility Income Portfolio $15,299 through April 1999; Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999; Growth Portfolio $10,000 through September 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Conservative Investors Portfolio $10,000 through October 1999; Growth Investors Portfolio $10,000 through October 1999.

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

6. Dividends and Distributions

Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book/tax differences, resulted in reclassification of amounts within the composition of net assets. These reclassifiations had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P. (the "Adviser"), an investment advisory fee, based on average net assets at the following annual rates: Conservative Investors Portfolio, .75 of 1%; Growth Investors Portfolio, .75 of 1%; Total Return Portfolio, .625 of 1%; Growth and Income Portfolio, .625 of 1%; Growth Portfolio, .75 of 1%; International Portfolio, 1%; Premier Growth Portfolio, 1%; Quasar Portfolio, 1%; Real Estate Investment Portfolio, .90 of 1%; Technology Portfolio, 1%; Utility Income Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Global Bond Portfolio, .65 of 1%; Global Dollar Government Portfolio, .75 of 1%; High-Yield Portfolio, .75 of 1%; North American Government Income Portfolio, .65 of 1%; Short-Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; and Money Market Portfolio, .50 of 1%. The fee is accrued daily and paid monthly. For the Global Bond Portfolio, the Adviser has retained, under a sub-advisory agreement, a sub-adviser, AIGAM International Limited, an affiliate of American International Group, Inc.

Pursuant to the advisory agreement, the Total Return, Growth & Income, Growth, Premier Growth, U.S. Government/High Grade Securities and Money Market Portfolios each paid $63,000, respectively, to the Adviser representing the cost of certain legal and accounting services provided to these Portfolios by the Adviser for the year ended December 31, 1999.

The Fund compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. For the year ended December 31, 1999, the Fund paid a total of $18,000 which was allocated evenly among the Portfolios.

During the year ended December 31, 1999, the Adviser agreed to waive its fee and to reimburse the additional operating expenses of each Portfolio, except for the Premier Growth Portfolio, so that expenses did not exceed .95% and 1.20% of average net assets respectively, for Class A and Class B shares. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 1999, such waivers/reimbursements amounted to $78,799, $101,193, $265,818, $292,478, $135,270, $334,008, $75,717, $237,003, $63,000,
$118,593, $94,296, $75,619 and $106,052 for the Conservative Investors
Portfolio, the Growth Investors Portfolio, the International Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio, the Technology Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio, the Global Bond Portfolio, the Global Dollar Government Portfolio, the High-Yield Portfolio, North American Government Income Portfolio and the Short-Term Multi-Market Portfolio, respectively.

Brokerage commissions paid on investment transactions for the year ended December 31, 1999, amounted to $12,591, $18,197, $58,560, $713,666, $440,888,
$313,885, $1,235,365, $393,620, $39,280, $172,733,

                                          Alliance Variable Products Series Fund
================================================================================

$19,516 and $147,273 for the Conservative Investors Portfolio, the Growth Investors Portfolio, the Total Return Portfolio, the Growth and Income Portfolio, the Growth Portfolio, the International Portfolio, the Premier Growth Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio, the Technology Portfolio, the Utility Income Portfolio and the Worldwide Privatization Portfolio, respectively, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, and of which $480 was paid by the Growth Portfolio, $632 was paid by the International Portfolio, $515 was paid by the Quasar Portfolio, $840 was paid by the Technology Portfolio and $942 was paid by the Worldwide Privatization Portfolio to DLJ directly.

--------------------------------------------------------------------------------

NOTE C: Distribution Plan

The Portfolios have each adopted a Plan for Class B shares of the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a "Plan" and collectively the "Plans"). Under the Plans, the Portfolios pay distribution and servicing fees to the Distributor at an annual rate of up to .50% of each portfolio's average daily net assets attributable to the Class B shares. The fees are accrued daily and paid monthly. The Board of Directors currently limit payments under the Plan to .25% of each Portfolio's average daily net assets attributable to Class B shares. The Plans provide that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

The Portfolios are not obligated under the Plans to pay any distribution services fee in excess of the amounts set forth above. The purpose of the payments to the Distributor under the Plans is to compensate the Distributor for its distribution services with respect to the sale of each Portfolio's shares. Since the Distributor's compensation is not directly tied to its expenses, the amount of compensation received by it under the Plan during any year may be more or less than its actual expenses. For this reason, the Plans are characterized by the staff of the Commission as being of the "compensation" variety.

In the event that a Plan is terminated or not continued, no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Portfolios to the Distributor with respect to the relevant Plan.

The Plan also provides that the Adviser may use its own resources to finance the distribution of each Portfolio's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 1999, were as follows:

                                               Purchases                              Sales
                                 ===================================   ===================================
                                    Stocks and       U.S. Government      Stocks and       U.S. Government
Portfolio                        Debt Obligations     and Agencies     Debt Obligations     and Agencies
                                 ===================================   ===================================
Conservative Investors........   $    6,089,959      $  23,631,055       $ 11,615,982       $ 18,749,385
Growth Investors..............       10,818,032          7,321,155         15,710,013          3,358,133
Total Return..................       20,451,364         48,892,653         19,439,757         37,004,183
Growth and Income.............      296,451,230                -0-        198,827,164                -0-
Growth........................      219,292,550                -0-        193,838,122                -0-
International.................       71,401,945                -0-         77,269,235                -0-
Premier Growth................     1,011,261,561               -0-        427,961,453                -0-
Quasar........................      173,909,655                -0-        111,297,335                -0-
Real Estate Investment........        8,644,492                -0-          6,305,007                -0-
Technology....................      189,915,946                -0-        117,647,634                -0-
Utility Income................       11,036,175                -0-          5,632,525                -0-
Worldwide Privatization.......       25,075,440                -0-         30,638,917                -0-
Global Bond...................       79,839,960        15,253,071          63,172,405        12,155,926
Global Dollar Government......        9,781,939                -0-         12,517,846                -0-
High-Yield....................       45,436,486                -0-         36,915,007                -0-
North American Government
   Income.....................        1,206,002                -0-            115,935          1,754,523
Short-Term Multi-Market.......        5,346,470            764,926          4,997,268            620,575
U.S. Government/High Grade
   Securities.................       26,822,897         84,491,812         22,481,349         78,981,000

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

At December 31, 1999, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation) were as follows (excluding foreign currency transactions):

                                                                                                      Net
                                                                   Gross Unrealized               Unrealized
                                                          ----------------------------------     Appreciation
Portfolio                                   Cost           Appreciation       Depreciation      (Depreciation)
                                      ================    ===============    ===============    ===============
Conservative Investors............     $   29,628,313       $  1,686,055       $   (877,287)      $    808,768
Growth Investors..................         16,022,056          2,525,639           (478,206)         2,047,433
Total Return......................         71,761,302          8,105,750         (5,176,053)         2,929,697
Growth and Income.................        481,148,572         91,108,525        (42,629,139)        48,479,386
Growth............................        287,709,804        186,030,207        (19,100,143)       166,930,064
International.....................         56,367,843         24,545,766         (2,087,634)        22,458,132
Premier Growth....................      1,610,716,647        835,273,431        (72,022,811)       763,250,620
Quasar............................        166,953,414         24,952,547        (12,518,506)        12,434,041
Real Estate Investment............         20,399,839             83,994         (2,861,793)        (2,777,799)
Technology........................        204,194,864        165,002,656         (3,132,106)       161,870,550
Utility Income....................         33,275,845         15,671,059         (2,869,831)        12,801,228
Worldwide Privatization...........         43,520,324         23,148,892         (2,074,365)        21,074,527
Global Bond.......................         51,572,867            790,339         (1,711,475)          (921,136)
Global Dollar Government..........          9,451,486            691,963           (268,342)           423,621
High-Yield........................         25,108,651            726,426         (2,057,054)        (1,330,628)
North American Government
   Income.........................         29,497,954            156,463           (872,307)          (715,844)
Short-Term Multi-Market...........          4,264,077              3,135           (117,759)          (114,624)
U.S. Government/High Grade
   Securities.....................         63,593,579                -0-         (2,473,232)        (2,473,232)

At December 31, 1999, for federal income tax purposes, the Real Estate Investment, Global Bond, Global Dollar Government, High-Yield, Short-Term Multi-Market, U.S. Government/High Grade Securities and Money Market Portfolios had net capital loss carryforwards of $1,747,827 (of which $191,303 expires in the year 2006 and $1,556,524 expires in the year 2007), $254,633 which expires in the year 2007, $4,129,904 (of which $2,000,064 expires in the year 2006 and $2,129,840 expires in the year 2007), $3,260,804 (of which $63,971 expires in the year 2006 and $3,196,833 expires in the year 2007), $1,184,755 (of which $5,518 expires in the year 2000, $150,822 expires in the year 2002, $941,593 expires in the year 2003, $32,651 expires in the year 2005, $5,112 expires in the year 2006 and $49,059 expires in the year 2007), $1,546,295 which expires in the year 2007 and $371 (of which $73 expires in the year 2004 and $298 expires in the year 2005).

1. Forward Exchange Currency Contracts

The Conservative Investors, Total Return, Global Bond and Short-Term Multi-Market Portfolios enter into forward exchange currency contracts to hedge exposure to changes in foreign currency exchange rates on foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate.

The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions. Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having an approximate value equal to the aggregate amount of the respective portfolio's commitments under forward exchange currency contracts entered into with respect to position hedges.

                                          Alliance Variable Products Series Fund
================================================================================

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure each Portfolio has in that particular currency contract.

At December 31, 1999, the outstanding forward exchange currency contracts were as follows:

                                                                U.S. $
                                              Contract         Value on          U.S. $          Unrealized
                                               Amount        Origination        Current        Appreciation
                                               (000)            Date             Value        (Depreciation)
                                             ==========    =============    ============    ================
CONSERVATIVE INVESTORS PORTFOLIO:
Foreign Currency Buy Contracts
Euro Dollar, settling 1/26/00...............        693        $  746,186       $  699,571        $ (46,615)
                                                                                                  =========

TOTAL RETURN PORTFOLIO:
Foreign Currency Sale Contracts
Euro Dollar, settling 3/15/00...............        100        $  101,285       $  101,303        $     (18)
                                                                                                  =========

GLOBAL BOND PORTFOLIO:
Foreign Currency Buy Contracts
Euro Dollar, settling 2/24/00...............      2,100        $2,182,110       $2,124,390        $ (57,720)
Japanese Yen, settling 2/24/00..............    300,000         2,903,601        2,962,691           59,090
Pound Sterling, settling 2/24/00............        700         1,135,680        1,130,741           (4,939)
Swedish Krona, settling 2/24/00.............        900           108,460          106,178           (2,282)
Foreign Currency Sale Contracts
Australian Dollar, settling 2/24/00 ........     10,150         6,485,573        6,668,475         (182,902)
Canadian Dollar, settling 2/24/00...........      1,500         1,028,383        1,040,524          (12,141)
                                                                                                  ---------
                                                                                                  $(200,894)
                                                                                                  =========

SHORT-TERM MULTI-MARKET PORTFOLIO:
Foreign Currency Buy Contracts
Danish Kroner, settling 2/15/00.............      1,050        $  142,049       $  142,506         $    457
Euro Dollar, settling 1/20/00............           100           102,210          100,883           (1,327)
New Zealand Dollar, settling 3/06/00 .......        409           207,567          213,748            6,181
Foreign Currency Sale Contracts
Australian Dollar, settling 3/01/00 ........        225           143,674          147,798           (4,124)
Danish Kroner, settling 2/15/00.............      2,000           284,091          271,518           12,573
Euro Dollar, settling 2/25/00 - 3/15/00 ....      1,521         1,561,772        1,540,429           21,343
New Zealand Dollar, settling 3/06/00 .......        316           161,637          165,190           (3,553)
Pound Sterling, settling 3/06/00............        182           293,323          294,657           (1,334)
Swedish Krona, settling 3/13/00.............      1,003           120,165          118,515            1,650
                                                                                                  ---------
                                                                                                  $  31,866
                                                                                                  =========

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

2. Option Transactions

For hedging and investment purposes, the Portfolios purchase and write (sell) put and call options on U.S. securities that are traded on U.S. securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from which written options expire unexercised are recorded by the Portfolio the expiration date as realized gains from written options. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Transactions in options written for the year ended December 31, 1999, were as follows:

Technology Portfolio

                                                         Number of
                                                         Contracts    Premiums
                                                         =========    ========

Options outstanding at beginning of year...............        -0-    $    -0-
Options written........................................        375     162,704
Options terminated in closing purchase transactions....       (375)   (162,704)
                                                         ---------    --------
Options outstanding at December 31, 1999...............        -0-    $    -0-
                                                         =========    ========
Global Dollar Government Portfolio
                                                         Number of
                                                         Contracts    Premiums
                                                         ---------    --------
Options outstanding at beginning of year...............        -0-    $    -0-
Options written .......................................    700,000       3,407
Options terminated in closing purchase transactions....   (700,000)     (3,407)
                                                         ---------    --------
Options outstanding at December 31, 1999...............        -0-    $    -0-
                                                         =========    ========

                                          Alliance Variable Products Series Fund
================================================================================

NOTE E: Capital Stock

There are 20,000,000,000 shares of capital stock, $.001 par value per share of the Fund authorized divided into two classes, designated Class A and Class B. Each consists of 10,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                                             Conservative Investors Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           --------------------------------    --------------------------------
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           --------------    --------------    --------------    --------------
                                           ==============    =============     ==============    ==============
Class A
Shares sold ............................          198,340           675,652    $    2,679,220    $    9,097,687
Shares issued in reinvestment of
   dividends and distributions .........          237,845           171,184         3,049,175         2,261,337
Shares redeemed ........................         (739,222)         (489,669)      (10,014,063)       (6,538,315)
                                           --------------    --------------    --------------    --------------
Net increase (decrease) ................         (303,037)          357,167    $   (4,285,668)   $    4,820,709
                                           ==============    ==============    ==============    ==============

                                                                Growth Investors Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           --------------------------------    --------------------------------
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    =============     ==============    ==============
Class A
Shares sold ............................           55,821           263,760    $      920,155    $    4,023,709
Shares issued in reinvestment of
   dividends and distributions .........          121,063           105,839         1,817,162         1,586,520
Shares redeemed ........................         (360,186)         (235,959)       (5,932,818)       (3,476,208)
                                           --------------    --------------    --------------    --------------
Net increase (decrease) ................         (183,302)          133,640    $   (3,195,501)   $    2,134,021
                                           ==============    ==============    ==============    ==============

                                                                  Total Return Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           --------------------------------    --------------------------------
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    =============     ==============    ==============
Class A
Shares sold ............................        1,313,899         1,066,045    $   23,372,094    $   18,467,616
Shares issued in reinvestment of
   dividends and distributions .........          346,907           274,525         5,921,708         4,653,200
Shares redeemed ........................         (656,997)         (583,936)      (11,860,135)       (9,872,260)
                                           --------------    --------------    --------------    --------------
Net increase ...........................        1,003,809           756,634    $   17,433,667    $   13,248,556
                                           ==============    ==============    ==============    ==============

                                                                Growth and Income Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           --------------------------------    --------------------------------
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    =============     ==============    ==============
Class A
Shares sold ............................        7,229,780         5,339,328    $  158,338,431    $  109,529,029
Shares issued in reinvestment of
   dividends and distributions .........        2,179,088         1,482,301        46,022,335        30,387,175
Shares redeemed ........................       (2,910,169)       (1,904,291)      (64,051,586)      (37,130,261)
                                           --------------    --------------    --------------    --------------
Net increase ...........................        6,498,699         4,917,338    $  140,309,180    $  102,785,943
                                           ==============    ==============    ==============    ==============

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                          Growth and Income Portfolio (continued)
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                            June 1, 1999*                       June 1, 1999*
                                             to December                         to December
                                               31, 1999                            31, 1999
                                           ==============                      ==============
Class B
Shares sold ............................          384,785                      $    8,209,638
Shares redeemed ........................          (17,477)                           (381,890)
                                           --------------                      --------------
Net increase ...........................          367,308                      $    7,827,748
                                           ==============                      ==============

                                                                    Growth Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           --------------    --------------    --------------    --------------
Class A
Shares sold ............................        2,994,264         2,150,440    $   85,831,721    $   51,763,496
Shares issued in reinvestment of
   dividends and distributions .........        1,101,081           657,801        29,266,731        16,274,000
Shares redeemed ........................       (2,579,730)       (1,267,396)      (74,650,826)      (29,707,549)
                                           --------------    --------------    --------------    --------------
Net increase ...........................        1,515,615         1,540,845    $   40,447,626    $   38,329,947
                                           ==============    ==============    ==============    ==============

                                            June 1, 1999*                       June 1, 1999*
                                             to December                         to December
                                               31, 1999                            31, 1999
                                           ==============                      ==============
Class B
Shares sold ............................          172,661                      $    4,938,843
Shares redeemed ........................           (2,509)                            (68,478)
                                           --------------                      --------------
Net increase ...........................          170,152                      $    4,870,365
                                           ==============                      ==============

                                                                  International Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           --------------    --------------    --------------    --------------
Class A
Shares sold ............................        7,048,844         8,028,440    $  122,548,001    $  130,223,344
Shares issued in reinvestment of
   dividends and distributions .........          149,679           209,505         2,340,983         3,408,645
Shares redeemed ........................       (7,485,752)       (8,256,225)     (130,657,762)     (133,886,491)
                                           --------------    --------------    --------------    --------------
Net decrease ...........................         (287,229)          (18,280)   $   (5,768,778)   $     (254,502)
                                           ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------
* Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                  Premier Growth Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           --------------    --------------    --------------    --------------
Class A
Shares sold ............................       22,731,430        21,307,889    $  777,611,880    $  546,039,957
Shares issued in reinvestment of
   dividends and distributions .........          743,305            27,956        23,280,324           748,382
Shares redeemed ........................       (5,672,425)       (3,650,182)     (190,852,826)      (93,404,560)
                                           --------------    --------------    --------------    --------------
Net increase ...........................       17,802,310        17,685,663    $  610,039,378    $  453,383,779
                                           ==============    ==============    ==============    ==============

                                           July 14, 1999*                      July 14, 1999*
                                            to December                         to December
                                              31, 1999                            31, 1999
                                           ==============                      ==============
Class B
Shares sold ............................          678,946                      $   25,084,578
Shares redeemed ........................           (7,488)                           (275,722)
                                           --------------                      --------------
Net increase ...........................          671,458                      $   24,808,856
                                           ==============                      ==============

                                                                    Quasar Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           --------------    --------------    --------------    --------------
Class A
Shares sold ............................       18,952,076         4,852,440    $  218,586,174    $   56,389,957
Shares issued in reinvestment of
   dividends and distributions .........           27,705           471,122           312,238         6,096,321
Shares redeemed ........................      (14,096,710)       (1,865,305)     (163,622,017)      (19,819,192)
                                           --------------    --------------    --------------    --------------
Net increase ...........................        4,883,071         3,458,257    $   55,276,395    $   42,667,086
                                           ==============    ==============    ==============    ==============


                                                             Real Estate Investment Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           --------------    --------------    --------------    --------------
Class A
Shares sold ............................          780,673         1,017,147    $    7,467,394    $   11,445,744
Shares issued in reinvestment of
   dividends and distributions .........           84,995            31,720           845,701           345,751
Shares redeemed ........................         (599,456)         (411,779)       (5,597,571)       (4,489,058)
                                           --------------    --------------    --------------    --------------
Net increase ...........................          266,212           637,088    $    2,715,524    $    7,302,437
                                           ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------
* Commencement of distribution.

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                                   Technology Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           --------------------------------    --------------------------------
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    ==============    ==============    ==============
Class A
Shares sold ............................       12,863,200         2,683,902    $  307,701,168    $   39,262,852
Shares issued in reinvestment of
   dividends ...........................           17,796             8,130           356,801           121,060
Shares redeemed ........................       (9,058,244)       (1,789,557)     (221,002,537)      (25,897,644)
                                           --------------    --------------    --------------    --------------
Net increase ...........................        3,822,752           902,475    $   87,055,432    $   13,486,268
                                           ==============    ==============    ==============    ==============

                                           September 22,                       September 22,
                                              1999* to                            1999* to
                                            December 31,                        December 31,
                                                1999                                1999
                                           ==============                      ==============
Class B
Shares sold ............................          318,126                      $    9,336,030
Shares redeemed ........................          (10,186)                           (322,988)
                                           --------------                      --------------
Net increase ...........................          307,940                      $    9,013,042
                                           ==============                      ==============

                                                                Utility Income Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           --------------    --------------    --------------    --------------
Class A
Shares sold ............................          648,227           827,755    $   13,051,564    $   13,812,249
Shares issued in reinvestment of
   dividends and distributions .........           80,330            41,319         1,615,428           685,488
Shares redeemed ........................         (419,601)         (345,013)       (8,423,682)       (5,824,217)
                                           --------------    --------------    --------------    --------------
Net increase ...........................          308,956           524,061    $    6,243,310    $    8,673,520
                                           ==============    ==============    ==============    ==============

                                                             Worldwide Privatization Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           --------------    --------------    --------------    --------------
Class A
Shares sold ............................          414,446           574,559    $    7,084,102    $    8,801,773
Shares issued in reinvestment of
   dividends and distributions .........          218,608           188,588         3,255,071         2,832,590
Shares redeemed ........................         (810,215)         (584,343)      (12,868,871)       (8,452,553)
                                           --------------    --------------    --------------    --------------
Net increase (decrease) ................         (177,161)          178,804    $   (2,529,698)   $    3,181,810
                                           ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------
* Commencement of distribution.

                                          Alliance Variable Products Series Fund
================================================================================

                                                                   Global Bond Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    ==============    ==============    ==============

Class A
Shares sold ............................        1,956,191         1,110,903    $   22,925,201    $   13,087,136
Shares issued in reinvestment of
   dividends and distributions .........          132,977            43,327         1,497,316           485,698
Shares redeemed ........................         (384,245)         (363,470)       (4,660,247)       (4,200,770)
                                           --------------    --------------    --------------    --------------
Net increase ...........................        1,704,923           790,760    $   19,762,270    $    9,372,064
                                           ==============    ==============    ==============    ==============

                                           July 16, 1999*                      July 16, 1999*
                                            to December                         to December
                                              31, 1999                            31, 1999
                                           ==============                      ==============
Class B
Shares sold ............................          208,064                      $    2,343,805
Shares redeemed ........................          (50,536)                           (572,190)
                                           --------------                      --------------
Net increase ...........................          157,528                      $    1,771,615
                                           ==============                      ==============

                                                            Global Dollar Government Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    ==============    ==============    ==============
Class A
Shares sold ............................          168,519           266,108    $    1,674,926    $    3,464,930
Shares issued in reinvestment of
   dividends and distributions .........          148,026           136,883         1,308,548         1,765,784
Shares redeemed ........................         (396,557)         (433,004)       (3,971,744)       (5,116,465)
                                           --------------    --------------    --------------    --------------
Net increase (decrease) ................          (80,012)          (30,013)   $     (988,270)   $      114,249
                                           ==============    ==============    ==============    ==============

                                                                   High-Yield Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    ==============    ==============    ==============
Class A
Shares sold ............................        1,418,641         2,333,171    $   13,391,064    $   24,996,204
Shares issued in reinvestment of
   dividends ...........................          119,655             1,032         1,097,239            11,475
Shares redeemed ........................         (552,554)         (743,394)       (5,230,423)       (7,893,363)
                                           --------------    --------------    --------------    --------------
Net increase ...........................          985,742         1,590,809    $    9,257,880    $   17,114,316
                                           ==============    ==============    ==============    ==============

--------------------------------------------------------------------------------
* Commencement of distribution.

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                       North American Government Income Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    ==============    ==============    ==============
Class A
Shares sold ............................          483,931           807,658    $    5,974,758    $   10,378,068
Shares issued in reinvestment of
   dividends and distributions .........          226,103           195,804         2,656,706         2,412,304
Shares redeemed ........................         (898,014)         (800,671)      (11,204,977)       (9,996,440)
                                           --------------    --------------    --------------    --------------
Net increase (decrease) ................         (187,980)          202,791    $   (2,573,513)   $    2,793,932
                                           ==============    ==============    ==============    ==============

                                                             Short-Term Multi-Market Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    ==============    ==============    ==============
Class A
Shares sold ............................          150,040           320,284    $    1,514,086    $    3,296,379
Shares issued in reinvestment of
   dividends ...........................           34,201            64,303           333,119           630,815
Shares redeemed ........................         (378,700)         (357,998)       (3,783,745)       (3,706,984)
                                           --------------    --------------    --------------    --------------
Net increase (decrease) ................         (194,459)           26,589    $   (1,936,540)   $      220,210
                                           ==============    ==============    ==============    ==============

                                                     U.S. Government/High Grade Securities Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    ==============    ==============    ==============
Class A
Shares sold ............................        2,407,804         2,327,632    $   27,841,628    $   28,190,782
Shares issued in reinvestment of
   dividends and distributions .........          337,139           178,050         3,779,324         2,088,529
Shares redeemed ........................       (2,092,575)         (777,937)      (24,336,452)       (9,418,262)
                                           --------------    --------------    --------------    --------------
Net increase ...........................          652,368         1,727,745    $    7,284,500    $   20,861,049
                                           ==============    ==============    ==============    ==============

                                            June 2, 1999*                       June 2, 1999*
                                             to December                         to December
                                               31, 1999                            31, 1999
                                           --------------                      --------------
                                           ==============                      ==============
Class B
Shares sold ............................          169,657                      $    1,893,421
Shares redeemed ........................          (40,814)                           (457,859)
                                           --------------                      --------------
Net increase ...........................          128,843                      $    1,435,562
                                           ==============                      ==============

--------------------------------------------------------------------------------
* Commencement of distribution.

NOTES TO FINANCIAL STATEMENTS
(continued)                               Alliance Variable Products Series Fund
================================================================================

                                                                 Money Market Portfolio
                                           --------------------------------    --------------------------------
                                                        SHARES                              AMOUNT
                                           ================================    ================================
                                             Year Ended        Year Ended        Year Ended        Year Ended
                                            December 31,      December 31,      December 31,      December 31,
                                                1999              1998              1999              1998
                                           ==============    ==============    ==============    ==============
Class A
Shares sold ............................      524,546,562       426,000,949    $  524,546,562    $  426,000,949
Shares issued in reinvestment of
   dividends ...........................        6,427,061         4,568,135         6,427,061         4,568,135
Shares redeemed ........................     (516,080,019)     (378,579,379)     (516,080,019)     (378,579,379)
                                           --------------    --------------    --------------    --------------
Net increase ...........................       14,893,604        51,989,705    $   14,893,604    $   51,989,705
                                           ==============    ==============    ==============    ==============

                                           June 16, 1999*                      June 16, 1999*
                                            to December                         to December
                                              31, 1999                            31, 1999
                                           ==============                      ==============
Class B
Shares sold ............................        2,025,867                      $    2,025,867
Shares issued in reinvestment of
   dividends ...........................           19,485                              19,485
Shares redeemed ........................         (882,009)                           (882,009)
                                           --------------                      --------------
Net increase ...........................        1,163,343                      $    1,163,343
                                           ==============                      ==============

--------------------------------------------------------------------------------

NOTE F: Concentration of Risk

Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States government.

--------------------------------------------------------------------------------

NOTE G:Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended December 31, 1999.

--------------------------------------------------------------------------------
* Commencement of distribution.

FINANCIAL HIGHLIGHTS                      Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                           ----------------------------------------------------------------------
                                                                              CONSERVATIVE INVESTORS PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                           ======================================================================
                                                              1999           1998           1997           1996           1995
                                                           ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................   $    14.03     $    13.10     $    12.07     $    11.76     $    10.07
                                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................          .53            .50            .48            .45            .51
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ........          .12           1.31            .86           (.01)          1.20
                                                           ----------     ----------     ----------     ----------     ----------
Net increase in net asset value from operations ........          .65          .1.81           1.34            .44           1.71
                                                           ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................         (.54)          (.38)          (.31)          (.09)          (.02)
Distributions from net realized gains ..................         (.71)          (.50)           -0-           (.04)           -0-
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................        (1.25)          (.88)          (.31)          (.13)          (.02)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    13.43     $    14.03     $    13.10     $    12.07     $    11.76
                                                           ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...         5.04%         14.20%         11.22%          3.79%         16.99%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $   31,686     $   37,341     $   30,196     $   21,729     $    7,420
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .90%           .95%           .95%           .95%
  Expenses, before waivers and reimbursements ..........         1.18%          1.19%          1.33%          1.40%          4.25%
  Net investment income (a) ............................         3.92%          3.69%          3.85%          3.93%          4.65%
Portfolio turnover rate ................................          103%           123%           209%           211%            61%

                                                           ----------------------------------------------------------------------
                                                                                GROWTH INVESTORS PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                           ======================================================================
                                                              1999           1998           1997           1996           1995
                                                           ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................   $    16.33     $    14.38     $    12.74     $    11.87     $     9.86
                                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................          .35            .26            .23            .24            .35
Net realized and unrealized gain on
  investments and foreign currency transactions ........         2.08           3.03           1.83            .72           1.67
                                                           ----------     ----------     ----------     ----------     ----------
Net increase in net asset value from operations ........         2.43           3.29           2.06            .96           2.02
                                                           ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................         (.29)          (.18)          (.20)          (.07)          (.01)
Distributions from net realized gains ..................        (1.34)         (1.16)          (.22)          (.02)          - 0-
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................        (1.63)         (1.34)          (.42)          (.09)          (.01)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    17.13     $    16.33     $    14.38     $    12.74     $    11.87
                                                           ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...        16.28%         23.68%         16.34%          8.18%         20.48%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $   18,929     $   21,028     $   16,600     $   10,709     $    4,978
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .94%           .95%           .95%           .95%
  Expenses, before waivers and reimbursements ..........         1.47%          1.68%          1.70%          1.85%          6.17%
  Net investment income (a) ............................         2.19%          1.71%          1.72%          2.01%          3.21%
Portfolio turnover rate ................................          110%           100%           164%           160%            50%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         ----------------------------------------------------------------------
                                                                               TOTAL RETURN PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                         ======================================================================
                                                            1999           1998           1997           1996           1995
                                                         ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year ....................  $    18.06     $    16.92     $    14.63     $    12.80     $    10.41
                                                         ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (b) .............................         .44            .41(a)         .39(a)         .27(a)         .36(a)
Net realized and unrealized gain on
  investment transactions .............................         .70           2.36           2.62           1.66           2.10
                                                         ----------     ----------     ----------     ----------     ----------
Net increase in net asset value from operations .......        1.14          .2.77           3.01           1.93           2.46
                                                         ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ..................        (.36)          (.29)          (.23)          (.07)          (.07)
Distributions from net realized gains .................       (1.35)         (1.34)          (.49)          (.03)           -0-
                                                         ----------     ----------     ----------     ----------     ----------
Total dividends and distributions .....................       (1.71)         (1.63)          (.72)          (.10)          (.07)
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ..........................  $    17.49     $    18.06     $    16.92     $    14.63     $    12.80
                                                         ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ..        6.53%         16.99%         21.11%         15.17%         23.67%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ...............  $   75,170     $   59,464     $   42,920     $   25,875     $    8,242
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements .........         .86%           .88%           .88%           .95%           .95%
  Expenses, before waivers and reimbursements .........         .86%           .95%           .88%          1.12%          4.49%
  Net investment income ...............................        2.48%          2.41%(a)       2.46%(a)       2.76%(a)       3.16%(a)
Portfolio turnover rate ...............................          91%            57%            65%            57%            30%

                                                         ----------------------------------------------------------------------
                                                                             GROWTH AND INCOME PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                         ======================================================================
                                                            1999           1998           1997           1996           1995
                                                         ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year ....................  $    21.84     $    19.93     $    16.40     $    15.79     $    11.85
                                                         ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (b) .............................         .16            .22            .21(a)         .24(a)         .27(a)
Net realized and unrealized gain on
  investment transactions .............................        2.25           3.81           4.39           3.18           3.94
                                                         ----------     ----------     ----------     ----------     ----------
Net increase in net asset value from operations .......        2.41           4.03           4.60           3.42           4.21
                                                         ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ..................        (.18)          (.16)          (.13)          (.25)          (.13)
Distributions from net realized gains ..............       (2.28)         (1.96)          (.94)         (2.56)          (.14)
                                                         ----------     ----------     ----------     ----------     ----------
Total dividends and distributions .....................       (2.46)         (2.12)         (1.07)         (2.81)          (.27)
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ..........................  $    21.79     $    21.84     $    19.93     $    16.40     $    15.79
                                                         ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ..       11.37%         20.89%         28.80%         24.09%         35.76%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ...............  $  522,163     $  381,614     $  250,202     $  126,729     $   41,993
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements .........         .71%           .73%           .72%           .82%           .79%
  Expenses, before waivers and reimbursements .........         .71%           .73%           .72%           .82%           .79%
  Net investment income ...............................         .75%          1.07%          1.16%(a)       1.58%(a)       1.95%(a)
Portfolio turnover rate ...............................          46%            79%            86%            87%           150%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                                                  ---------------
                                                                                                                      GROWTH
                                                                                                                        AND
                                                                                                                      INCOME
                                                                                                                     PORTFOLIO
                                                                                                                  ---------------
                                                                                                                  June 1, 1999(d)
                                                                                                                         to
                                                                                                                    December 31,
                                                                                                                        1999
                                                                                                                  ===============
Class B
Net asset value, beginning of period..............................................................                   $    21.37
                                                                                                                     ----------
Income From Investment Operations
Net investment income (b).........................................................................                          .07
Net realized and unrealized gain on investment transactions.......................................                          .32
                                                                                                                     ----------
Net increase in net asset value from operations...................................................                          .39
                                                                                                                     ----------
Less: Dividends and Distributions
Dividends from net investment income..............................................................                          -0-
Distributions from net realized gains.............................................................                          -0-
                                                                                                                     ----------
Total dividends and distributions.................................................................                          -0-
                                                                                                                     ----------
Net asset value, end of period....................................................................                   $    21.76
                                                                                                                     ==========
Total Return
Total investment return based on net asset value (c)..............................................                         1.83%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).........................................................                   $    7,993
Ratios to average net assets of:
  Expenses........................................................................................                          .97%(e)
  Net investment income...........................................................................                          .55%(e)
Portfolio turnover rate...........................................................................                           46%

                                                         ----------------------------------------------------------------------
                                                                                   GROWTH PORTFOLIO
                                                         ----------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                         ======================================================================
                                                            1999           1998           1997           1996           1995
                                                         ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year ....................  $    27.25     $    22.42     $    17.92     $    14.23     $    10.53
                                                         ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (b) .............................         .03            .10            .07            .06(a)         .17(a)
Net realized and unrealized gain on
  investment transactions .............................        8.73           6.19           5.18           3.95           3.54
                                                         ----------     ----------     ----------     ----------     ----------
Net increase in net asset value from operations .......        8.76           6.29           5.25           4.01           3.71
                                                         ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ..................        (.09)          (.06)          (.03)          (.04)          (.01)
Distributions from net realized gains .................       (2.33)         (1.40)          (.72)          (.28)          - 0-
                                                         ----------     ----------     ----------     ----------     ----------
Total dividends and distributions .....................       (2.42)         (1.46)          (.75)          (.32)          (.01)
                                                         ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ..........................  $    33.59     $    27.25     $    22.42     $    17.92     $    14.23
                                                         ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ..       34.47%         28.73%         30.02%         28.49%         35.23%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ...............  $  456,027     $  328,681     $  235,875     $  138,688     $   45,220
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements .........         .84%           .87%           .84%           .93%           .95%
  Expenses, before waivers and reimbursements .........         .84%           .87%           .84%           .93%          1.27%
  Net investment income ...............................         .12%           .43%           .37%           .35%(a)       1.31%(a)
Portfolio turnover rate ...............................          54%            62%            62%            98%            86%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                                                                  ---------------
                                                                                                                      GROWTH
                                                                                                                     PORTFOLIO
                                                                                                                  ---------------
                                                                                                                  June 1, 1999(d)
                                                                                                                         to
                                                                                                                    December 31,
                                                                                                                        1999
                                                                                                                  ===============
Class B
Net asset value, beginning of period..............................................................                   $    26.83
                                                                                                                     ----------
Income From Investment Operations
Net investment loss (b)...........................................................................                         (.03)
Net realized and unrealized gain on investment transactions.......................................                         6.74
                                                                                                                     ----------
Net increase in net asset value from operations ..................................................                         6.71
                                                                                                                     ----------
Less: Dividends and Distributions
Dividends from net investment income..............................................................                          -0-
Distributions from net realized gains..........................................................                          -0-
                                                                                                                     ----------
Total dividends and distributions.................................................................                          -0-
                                                                                                                     ----------
Net asset value, end of period....................................................................                   $    33.54
                                                                                                                     ==========
Total Return
Total investment return based on net asset value (c)..............................................                        25.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).........................................................                   $    5,707
Ratios to average net assets of:
  Expenses........................................................................................                         1.12%(e)
  Net investment loss ............................................................................                         (.20)%(e)
Portfolio turnover rate...........................................................................                           54%

                                                           ----------------------------------------------------------------------
                                                                                  INTERNATIONAL PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                           ======================================================================
                                                              1999           1998           1997           1996           1995
                                                           ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................   $    16.17     $    15.02     $    14.89     $    14.07     $    12.88
                                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................          .12            .17            .13            .19            .18
Net realized and unrealized gain on
  investments and foreign currency transactions ........         6.13           1.80            .39            .83           1.08
                                                           ----------     ----------     ----------     ----------     ----------
Net increase in net asset value from operations ........         6.25           1.97            .52           1.02           1.26
                                                           ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................         (.15)          (.33)          (.15)          (.08)          (.03)
Distributions from net realized gains ..................         (.49)          (.49)          (.24)          (.12)          (.04)
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................         (.64)          (.82)          (.39)          (.20)          (.07)
                                                                                         ----------     ----------     ----------
Net asset value, end of year ...........................   $    21.78     $    16.17     $    15.02     $    14.89     $    14.07
                                                           ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...        40.23%         13.02%          3.33%          7.25%          9.86%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $   81,370     $   65,052     $   60,710     $   44,324     $   16,542
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .95%           .95%           .95%           .95%
  Expenses, before waivers and reimbursements ..........         1.36%          1.37%          1.42%          1.91%          2.99%
  Net investment income (a) ............................          .69%          1.08%           .87%          1.29%          1.41%
Portfolio turnover rate ................................          111%           117%           134%            60%            87%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                        ----------------------------------------------------------------------
                                                                            PREMIER GROWTH PORTFOLIO
                                                        ----------------------------------------------------------------------
                                                                             Year Ended December 31,
                                                        ======================================================================
                                                           1999         1998           1997            1996            1995
                                                        ==========   ==========     ==========      ==========      ==========
Class A
Net asset value, beginning of year .................... $    31.03   $    20.99     $    15.70      $    17.80      $    12.37
                                                        ----------   ----------     ----------      ----------      ----------
Income From Investment Operations
Net investment income (loss) (b) ......................       (.09)        (.01)(a)        .04(a)          .08(a)          .09(a)
Net realized and unrealized gain on
  investment transactions .............................       9.98        10.08           5.27            3.29            5.44
                                                        ----------   ----------     ----------      ----------      ----------
Net increase in net asset value from operations .......       9.89        10.07           5.31            3.37            5.53
                                                        ----------   ----------     ----------      ----------      ----------
Less: Dividends and Distributions
Dividends from net investment income ..................        -0-         (.03)          (.02)           (.10)           (.03)
Distributions from net realized gains .................       (.47)         -0-            -0-           (5.37)           (.07)
                                                        ----------   ----------     ----------      ----------      ----------
Total dividends and distributions .....................       (.47)        (.03)          (.02)          (5.47)           (.10)
                                                        ----------   ----------     ----------      ----------      ----------
Net asset value, end of year .......................... $    40.45   $    31.03     $    20.99      $    15.70      $    17.80
                                                        ==========   ==========     ==========      ==========      ==========
Total Return
Total investment return based on net asset value (c) ..      32.32%       47.97%         33.86%          22.70%          44.85%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ............... $2,345,563   $1,247,254     $  472,326      $   96,434      $   29,278
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements .........       1.05%        1.06%           .95%            .95%            .95%
  Expenses, before waivers and reimbursements .........       1.05%        1.09%          1.10%           1.23%           1.19%
  Net investment income (loss) ........................       (.27)%       (.04)%(a)       .21%(a)         .52%(a)         .55%(a)
Portfolio turnover rate ...............................         26%          31%            27%             32%             97%

                                                                                                                  ----------------
                                                                                                                      PREMIER
                                                                                                                      GROWTH
                                                                                                                     PORTFOLIO
                                                                                                                  ----------------
                                                                                                                  July 14, 1999(d)
                                                                                                                         to
                                                                                                                    December 31,
                                                                                                                        1999
                                                                                                                  ================
Class B
Net asset value, beginning of period ............................................................                    $    35.72
                                                                                                                     ----------
Income From Investment Operations
Net investment loss (b)...........................................................................                         (.07)
Net realized and unrealized gain on
  investment transactions.........................................................................                         4.75
                                                                                                                     ----------
Net increase in net asset value from operations...................................................                         4.68
                                                                                                                     ----------
Less: Dividends and Distributions
Dividends from net investment income..............................................................                          -0-
Distributions from net realized gains ............................................................                          -0-
                                                                                                                     ----------
Total dividends and distributions.................................................................                          -0-
                                                                                                                     ----------
Net asset value, end of period....................................................................                       $40.40
                                                                                                                     ==========
Total Return
Total investment return based on net asset value (c)..............................................                        13.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ........................................................                      $27,124
Ratios to average net assets of:
  Expenses........................................................................................                         1.29%(e)
  Net investment loss.............................................................................                         (.53)%(e)
Portfolio turnover rate...........................................................................                           26%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           -------------------------------------------------------
                                                                              QUASAR PORTFOLIO
                                                           -------------------------------------------------------
                                                                                                         August 5,
                                                                    Year Ended December 31,             1996(f) to
                                                           ========================================    December 31,
                                                              1999           1998           1997           1996
                                                           ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of period ...................   $    11.14     $    12.61     $    10.64     $    10.00
                                                           ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................          .08            .07            .02            .04
Net realized and unrealized gain (loss) on
  investment transactions ..............................         1.82           (.49)          1.96            .60
                                                           ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value from
  operations ...........................................         1.90           (.42)          1.98            .64
                                                           ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................         (.04)          (.01)          (.01)           -0-
Distributions from net realized gains ..................          -0-          (1.04)           -0-            -0-
                                                           ----------     ----------     ----------     ----------
Total dividends and distributions ......................         (.04)         (1.05)          (.01)           -0-
                                                           ----------     ----------     ----------     ----------
Net asset value, end of period .........................   $    13.00     $    11.14     $    12.61     $    10.64
                                                           ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...        17.08%         (4.49)%        18.60%          6.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............   $  169,611     $   90,870     $   59,277     $    8,842
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .95%           .95%           .95%(e)
  Expenses, before waivers and reimbursements ..........         1.19%          1.30%          1.37%          4.44%(e)
  Net investment income (a) ............................          .72%           .55%           .17%           .93%(e)
Portfolio turnover rate ................................          110%           107%           210%            40%

                                                           ----------------------------------------
                                                                    REAL ESTATE INVESTMENT
                                                                           PORTFOLIO
                                                           ----------------------------------------
                                                                                         January 9,
                                                             Year Ended December 31,     1997(f) to
                                                           =========================    December 31,
                                                              1999           1998           1997
                                                           ==========     ==========     ==========
Class A
Net asset value, beginning of period ...................   $     9.78     $    12.34     $    10.00
                                                           ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................          .56            .54            .56
Net realized and unrealized gain (loss) on
  investment transactions ..............................        (1.01)         (2.87)          1.78
                                                           ----------     ----------     ----------
Net increase (decrease) in net asset value from
  operations ...........................................         (.45)         (2.33)          2.34
                                                           ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................         (.46)          (.16)           -0-
Distributions from net realized gains ...............          -0-           (.07)           -0-
                                                           ----------     ----------     ----------
Total dividends and distributions ......................         (.46)          (.23)           -0-
                                                           ----------     ----------     ----------
Net asset value, end of period .........................   $     8.87     $     9.78     $    12.34
                                                           ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...        (5.11)%       (19.07)%        23.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............   $   17,852     $   17,080     $   13,694
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .95%           .95%(e)
  Expenses, before waivers and reimbursements ..........         1.72%          1.77%          2.31%(e)
  Net investment income (a) ............................         5.96%          4.98%          5.47%(e)
Portfolio turnover rate ................................           37%            27%            26%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           -------------------------------------------------------
                                                                              TECHNOLOGY PORTFOLIO
                                                           -------------------------------------------------------
                                                                                                        January 11,
                                                                       Year Ended December 31,          1996(f) to
                                                           ========================================    December 31,
                                                              1999           1998           1997           1996
                                                           ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of period ...................   $    19.17     $    11.72     $    11.04     $    10.00
                                                           ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (loss) (a)(b) ....................         (.09)          (.04)           .02            .11
Net realized and unrealized gain on
  investment transactions ..............................        14.57           7.51            .69            .93
                                                           ----------     ----------     ----------     ----------
Net increase in net asset value from operations ........        14.48           7.47            .71           1.04
                                                           ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................          -0-           (.02)          (.03)           -0-
Distribution from net realized gains ...................         (.04)           -0-            -0-            -0-
                                                           ----------     ----------     ----------     ----------
Total dividends and distributions ......................         (.04)          (.02)          (.03)           -0-
                                                           ----------     ----------     ----------     ----------
Net asset value, end of period .........................   $    33.61     $    19.17     $    11.72     $    11.04
                                                           ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...        75.71%         63.79%          6.47%         10.40%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............   $  357,480     $  130,602     $   69,240     $   28,083
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .95%           .95%           .95%(e)
  Expenses, before waivers and reimbursements ..........         1.12%          1.20%          1.19%          1.62%(e)
  Net investment income (loss) (a) .....................         (.39)%         (.30)%          .16%          1.17%(e)
Portfolio turnover rate ................................           64%            63%            46%            22%

                                                                                                                   -------------
                                                                                                                     TECHNOLOGY
                                                                                                                     PORTFOLIO
                                                                                                                   -------------
                                                                                                                   September 22,
                                                                                                                     1999(d) to
                                                                                                                    December 31,
                                                                                                                        1999
                                                                                                                   =============
Class B
Net asset value, beginning of period..............................................................                   $    23.59
                                                                                                                     ----------
Income From Investment Operations
Net investment loss (a) (b).......................................................................                         (.05)
Net realized and unrealized gain on
  investment transactions.........................................................................                        10.07
                                                                                                                     ----------
Net increase in net asset value from operations...................................................                        10.02
                                                                                                                     ----------
Less: Dividends and Distributions
Dividends from net investment income..............................................................                          -0-
Distributions from net realized gains.............................................................                          -0-
Total dividends and distributions.................................................................                          -0-
                                                                                                                     ----------
Net asset value, end of period....................................................................                       $33.61
                                                                                                                     ==========
Total Return
Total investment return based on net asset value (c)..............................................                        42.48%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).........................................................                      $10,350
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements.....................................................                         1.20%(e)
  Expenses, before waivers and reimbursements.....................................................                         1.52%(e)
  Net investment loss (a).........................................................................                         (.64)%(e)
Portfolio turnover rate...........................................................................                           64%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                           ----------------------------------------------------------------------
                                                                                 UTILITY INCOME PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                           ======================================================================
                                                              1999           1998           1997           1996           1995
                                                           ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................   $    18.90     $    15.67     $    12.69     $    12.01     $     9.96
                                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................          .41            .37            .38            .31            .30
Net realized and unrealized gain on
  investments and foreign currency transactions ........         3.19           3.31           2.84            .62           1.83
                                                           ----------     ----------     ----------     ----------     ----------
Net increase in net asset value from operations ........         3.60           3.68           3.22            .93           2.13
                                                           ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................         (.30)          (.31)          (.24)          (.09)          (.08)
Distributions from net realized gains ..................         (.54)          (.14)           -0-           (.16)           -0-
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................         (.84)          (.45)          (.24)          (.25)          (.08)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    21.66     $    18.90     $    15.67     $    12.69     $    12.01
                                                           ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...        19.40%         23.91%         25.71%          7.88%         21.45%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $   46,158     $   34,436     $   20,347     $   14,857     $    6,251
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .95%           .95%           .95%           .95%
  Expenses, before waivers and reimbursements ..........         1.14%          1.35%          1.08%          1.51%          3.79%
  Net investment income (a) ............................         2.07%          2.20%          2.83%          2.61%          2.73%
Portfolio turnover rate ................................           16%            20%            30%            75%           138%

                                                           ----------------------------------------------------------------------
                                                                            WORLDWIDE PRIVATIZATION PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                           ======================================================================
                                                              1999           1998           1997           1996           1995
                                                           ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................   $    14.81     $    14.20     $    13.13     $    11.17     $    10.10
                                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................          .15            .26            .25            .28            .32
Net realized and unrealized gain on
  investments and foreign currency transactions ........         8.00           1.29           1.17           1.78            .78
                                                           ----------     ----------     ----------     ----------     ----------
Net increase in net asset value from operations ........         8.15          .1.55           1.42           2.06           1.10
                                                           ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................         (.31)          (.20)          (.16)          (.10)          (.03)
Distributions from net realized gains ..................         (.91)          (.74)          (.19)           -0-            -0-
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................        (1.22)          (.94)          (.35)          (.10)          (.03)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    21.74     $    14.81     $    14.20     $    13.13     $    11.17
                                                           ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...        58.83%         10.83%         10.75%         18.51%         10.87%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $   64,059     $   46,268     $   41,818     $   18,807     $    5,947
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .95%           .95%           .95%           .95%
  Expenses, before waivers and reimbursements ..........         1.46%          1.70%          1.55%          1.85%          4.17%
  Net investment income (a) ............................          .93%          1.74%          1.76%          2.26%          2.96%
Portfolio turnover rate ................................           54%            92%            58%            47%            23%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                          ----------------------------------------------------------------------
                                                                                 GLOBAL BOND PORTFOLIO
                                                          ----------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                          ======================================================================
                                                             1999           1998           1997           1996           1995
                                                          ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................  $    12.42     $    11.10     $    11.74     $    12.15     $     9.82
                                                          ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (b) ..............................          48            .49(a)         .54(a)         .67(a)         .69(a)
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ........       (1.24)          1.06           (.48)           .01           1.73
                                                          ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value from
  operations ...........................................        (.76)          1.55            .06            .68           2.42
                                                          ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................        (.37)          (.17)          (.57)          (.84)          (.09)
Distributions from net realized gains ..................        (.04)          (.06)          (.13)          (.25)           -0-
                                                          ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................        (.41)          (.23)          (.70)         (1.09)          (.09)
                                                          ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................  $    11.25     $    12.42     $    11.10     $    11.74     $    12.15
                                                          ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...       (6.11)%        14.12%           .67%          6.21%         24.73%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................  $   50,569     $   34,652     $   22,194     $   18,117     $   11,553
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........         .90%           .93%           .94%           .94%           .95%
  Expenses, before waivers and reimbursements ..........        1.04%          1.17%          1.03%          1.15%          1.77%
  Net investment income ................................        4.16%          4.23%(a)       4.81%(a)       5.76%(a)       6.22%(a)
Portfolio turnover rate ................................         183%            42%           257%           191%           262%

                                                                                                                  ----------------
                                                                                                                       GLOBAL
                                                                                                                        BOND
                                                                                                                      PORTFOLIO
                                                                                                                  ----------------
                                                                                                                  July 16, 1999(d)
                                                                                                                         to
                                                                                                                    December 31,
                                                                                                                        1999
                                                                                                                  ================
Class B
Net asset value, beginning of period..............................................................                   $    10.98
                                                                                                                     ----------
Income From Investment Operations
Net investment income (b).........................................................................                          .21
Net realized and unrealized gain on
  investment transactions.........................................................................                          .04
                                                                                                                     ----------
Net increase in net asset value from operations...................................................                          .25
                                                                                                                     ----------
Less: Dividends and Distributions
Dividends from net investment income..............................................................                          -0-
Distributions from net realized gains.............................................................                          -0-
                                                                                                                     ----------
Total dividends and distributions.................................................................                          -0-
                                                                                                                     ----------
Net asset value, end of period....................................................................                       $11.23
                                                                                                                     ==========
Total Return
Total investment return based on net asset value (c)..............................................                         2.18%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).........................................................                       $1,770
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements.....................................................                         1.20%(e)
  Expenses, before waivers and reimbursements.....................................................                         1.34%(e)
Net investment income.............................................................................                         3.96%(e)
Portfolio turnover rate...........................................................................                          183%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           ----------------------------------------------------------------------
                                                                           GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                           ======================================================================
                                                              1999           1998           1997           1996           1995
                                                           ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................   $    10.18     $    14.65     $    14.32     $    11.95     $     9.84
                                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................         1.21           1.20           1.17           1.10            .92
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ........         1.08          (4.03)           .70           1.78           1.32
                                                           ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value from
  operations ...........................................         2.29          (2.83)          1.87           2.88           2.24
                                                           ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................        (1.68)          (.95)          (.61)          (.48)          (.13)
Distributions from net realized gains ..................          -0-           (.69)          (.93)          (.03)           -0-
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................        (1.68)         (1.64)         (1.54)          (.51)          (.13)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    10.79     $    10.18     $    14.65     $    14.32     $    11.95
                                                           ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...        26.08%        (21.71)%        13.23%         24.90%         22.98%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $   10,139     $   10,380     $   15,378     $    8,847     $    3,778
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .95%           .95%           .95%           .95%
  Expenses, before waivers and reimbursements ..........         2.29%          1.75%          1.29%          1.97%          4.82%
  Net investment income (a) ............................        12.42%          9.49%          7.87%          8.53%          8.65%
Portfolio turnover rate ................................          117%           166%           214%           155%            13%

                                                           ----------------------------------------
                                                                     HIGH-YIELD PORTFOLIO
                                                           ----------------------------------------
                                                                                         October 27,
                                                            Year Ended December 31,      1997(f) to
                                                           -------------------------    December 31,
                                                              1999           1998           1997
                                                           ==========     ==========     ==========
Class A
Net asset value, beginning of period ...................   $     9.94     $    10.33     $    10.00
                                                           ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................          .91           1.03            .13
Net realized and unrealized gain (loss) on
  investment transactions ..............................        (1.16)         (1.41)           .20
                                                           ----------     ----------     ----------
Net increase (decrease) in net asset value from
  operations ...........................................         (.25)          (.38)           .33
                                                           ----------     ----------     ----------
Less: Dividends
Dividends from net investment income ...................         (.55)          (.01)           -0-
                                                           ----------     ----------     ----------
Net asset value, end of period .........................   $     9.14     $     9.94     $    10.33
                                                           ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...        (2.58)%        (3.69)%         3.30%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ..............   $   24,567     $   16,910     $    1,141
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .95%           .95%(e)
  Expenses, before waivers and reimbursements ..........         1.40%          1.80%          8.26%(e)
  Net investment income (a) ............................         9.72%          9.77%          7.28%(e)
Portfolio turnover rate ................................          198%           295%             8%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

FINANCIAL HIGHLIGHTS (continued)          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                           ----------------------------------------------------------------------
                                                                        NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                           ======================================================================
                                                              1999           1998           1997           1996           1995
                                                           ==========     ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................   $    12.55     $    12.97     $    12.38     $    10.48     $     8.79
                                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ........................         1.22           1.16           1.07           1.26           1.13
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ........         (.16)          (.65)           .10            .69            .83
                                                           ----------     ----------     ----------     ----------     ----------
Net increase in net asset value from operations ........         1.06            .51           1.17           1.95           1.96
                                                           ----------     ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................        (1.05)          (.82)          (.58)          (.05)          (.27)
Distributions from net realized gains ..................         (.14)          (.11)           -0-            -0-            -0-
                                                           ----------     ----------     ----------     ----------     ----------
Total dividends and distributions ......................        (1.19)          (.93)          (.58)          (.05)          (.27)
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    12.42     $    12.55     $    12.97     $    12.38     $    10.48
                                                           ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...         8.90%          4.07%          9.62%         18.70%         22.71%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $   29,411     $   32,059     $   30,507     $   16,696     $    7,278
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .86%           .95%           .95%           .95%
  Expenses, before waivers and reimbursements ..........         1.20%          1.17%          1.04%          1.41%          2.57%
  Net investment income (a) ............................         9.91%          9.16%          8.34%         11.04%         12.24%
Portfolio turnover rate ................................            6%             8%            20%             4%            35%

                                                           ----------------------------------------------------------------------
                                                                            SHORT-TERM MULTI-MARKET PORTFOLIO
                                                           ======================================================================
                                                                                  Year Ended December 31,
                                                           ======================================================================
                                                              1999           1998           1997           1996           1995
                                                           ==========   ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................   $    10.10     $    10.57     $    10.73     $    10.58     $     9.91
                                                           ----------     ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (a)(b) ...........................          .51            .61            .59            .64            .82
Net realized and unrealized gain (loss) on
  investments and foreign currency transactions ........         (.16)           .03           (.11)           .33           (.15)
                                                           ----------     ----------     ----------     ----------     ----------
Net increase in net asset value from operations ........          .35            .64            .48            .97            .67
                                                           ----------     ----------     ----------     ----------     ----------
Less: Dividends
Dividends from net investment income ...................         (.54)         (1.11)          (.64)          (.82)           -0-
                                                           ----------     ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    .9.91     $    10.10     $    10.57     $    10.73     $    10.58
                                                           ==========     ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...         3.51%          6.32%          4.59%          9.57%          6.76%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $    4,416     $    6,469     $    6,489     $    7,112     $    3,152
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .95%           .94%           .94%           .95%           .95%
  Expenses, before waivers and reimbursements ..........         2.65%          2.69%          1.42%          2.09%          1.30%
  Net investment income (a) ............................         5.09%          5.94%          5.50%          6.03%          8.22%
Portfolio turnover rate ................................          123%            18%           222%           159%           379%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           ----------------------------------------------------------------------
                                                                   U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                                Year Ended December 31,
                                                           ======================================================================
                                                              1999         1998           1997           1996           1995
                                                           ==========   ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................   $    12.27   $    11.93     $    11.52     $    11.66     $     9.94
                                                           ----------   ----------     ----------     ----------     ----------
Income From Investment Operations
Net investment income (b) ..............................          .64          .63(a)         .68(a)         .66(a)         .65(a)
Net realized and unrealized gain (loss) on
  investment transactions ..............................         (.94)         .32            .29           (.39)          1.25
                                                           ----------   ----------     ----------     ----------     ----------
Net increase (decrease) in net asset value from
  operations ...........................................         (.30)         .95            .97            .27           1.90
                                                           ----------   ----------     ----------     ----------     ----------
Less: Dividends and Distributions
Dividends from net investment income ...................         (.49)        (.55)          (.54)          (.28)          (.18)
Distributions from net realized gains ..................         (.30)        (.06)          (.02)          (.13)           -0-
                                                           ----------   ----------     ----------     ----------     ----------
Total dividends and distributions ......................         (.79)        (.61)          (.56)          (.41)          (.18)
                                                           ----------   ----------     ----------     ----------     ----------
Net asset value, end of year ...........................   $    11.18   $    12.27     $    11.93     $    11.52     $    11.66
                                                           ==========   ==========     ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...        (2.45)%       8.22%          8.68%          2.55%         19.26%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $   60,504   $   58,418     $   36,198     $   29,150     $   16,947
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .86%         .78%           .84%           .92%           .95%
  Expenses, before waivers and reimbursements ..........          .86%         .91%           .84%           .98%          1.58%
  Net investment income (a) ............................         5.51%        5.24%(a)       5.89%(a)       5.87%(a)       5.96%(a)
Portfolio turnover rate ................................          172%         235%           114%           137%            68%

                                                                                                                  ---------------
                                                                                                                       U.S.
                                                                                                                    GOVERNMENT/
                                                                                                                    HIGH GRADE
                                                                                                                    SECURITIES
                                                                                                                     PORTFOLIO
                                                                                                                  ---------------
                                                                                                                  June 2, 1999(d)
                                                                                                                        to
                                                                                                                   December 31,
                                                                                                                       1999
                                                                                                                  ===============
Class B
Net asset value, beginning of period..............................................................                   $    11.13
                                                                                                                     ----------
Income From Investment Operations
Net investment income (b).........................................................................                          .33
Net realized and unrealized loss on
  investment transactions.........................................................................                         (.30)
                                                                                                                     ----------
Net increase in net asset value from operations...................................................                          .03
                                                                                                                     ----------
Less: Dividends and Distributions
Dividends from net investment income..............................................................                          -0-
Distributions from net realized gains.............................................................                          -0-
Total dividends and distributions.................................................................                          -0-
                                                                                                                     ----------
Net asset value, end of period....................................................................                       $11.16
                                                                                                                     ==========
Total Return
Total investment return based on net asset value (c)..............................................                         .27%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).........................................................                       $1,438
Ratios to average net assets of:
  Expenses .......................................................................................                         1.15%(e)
  Net investment income ..........................................................................                         5.48%(e)
Portfolio turnover rate...........................................................................                          172%

--------------------------------------------------------------------------------
See footnote summary on page B-91.

                                          Alliance Variable Products Series Fund
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                           ----------------------------------------------------------------------
                                                                               MONEY MARKET PORTFOLIO
                                                           ----------------------------------------------------------------------
                                                                               Year Ended December 31,
                                                           ======================================================================
                                                              1999         1998          1997           1996           1995
                                                           ==========   ==========     ==========     ==========     ==========
Class A
Net asset value, beginning of year .....................   $     1.00   $     1.00    $     1.00     $     1.00     $     1.00
                                                           ----------   ----------    ----------     ----------     ----------
Income From Investment Operations
Net investment income ..................................          .05          .05       .05 (a)            .05(a)         .05(a)
                                                           ----------   ----------    ----------     ----------     ----------
Less: Dividends
Dividends from net investment income ...................         (.05)        (.05)         (.05)          (.05)          (.05)
                                                           ----------   ----------    ----------     ----------     ----------
Net asset value, end of year ...........................   $     1.00   $     1.00    $     1.00     $     1.00     $     1.00
                                                           ==========   ==========    ==========     ==========     ==========
Total Return
Total investment return based on net asset value (c) ...         4.69%        4.98%         5.11%          4.71%          4.97%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ................   $  134,467   $  119,574    $   67,584     $   64,769     $   28,092
Ratios to average net assets of:
  Expenses, net of waivers and reimbursements ..........          .64%         .68%          .64%           .69%           .95%
  Expenses, before waivers and reimbursements ..........          .64%         .68%          .64%           .69%          1.07%
  Net investment income ................................         4.59%        4.84%         5.00%(a)       4.64%(a)       4.85%(a)

                                                                                                                  ----------------
                                                                                                                       MONEY
                                                                                                                      MARKET
                                                                                                                     PORTFOLIO
                                                                                                                  ----------------
                                                                                                                  June 16, 1999(d)
                                                                                                                         to
                                                                                                                    December 31,
                                                                                                                        1999
                                                                                                                  ================
Class B
Net asset value, beginning of period..............................................................                   $     1.00
                                                                                                                     ----------
Income From Investment Operations
Net investment income.............................................................................                          .02
                                                                                                                     ----------
Less: Dividends
Dividends from net investment income .............................................................                         (.02)
                                                                                                                     ----------
Net asset value, end of period....................................................................                   $     1.00
                                                                                                                     ==========
Total Return
Total investment return based on net asset value (c)..............................................                         2.52%
Ratios/Supplemental Data
Net assets, end of period (000's omitted).........................................................                   $    1,163
Ratios to average net assets of:
  Expenses........................................................................................                          .89%(e)
  Net investment income ..........................................................................                         4.71%(e)

--------------------------------------------------------------------------------
Footnote Summary:

(a)   Net of expenses reimbursed or waived by the Adviser.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.

(f)   Commencement of operations.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                      Alliance Variable Products Series Fund
================================================================================

To the Shareholders and Board of Directors Alliance Variable Products Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Variable Products Series Fund, Inc. (the "Fund"), (comprising, respectively, Conservative Investors, Growth Investors, Total Return, Growth and Income, Growth, International, Premier Growth, Quasar, Real Estate Investment, Technology, Utility Income, Worldwide Privatization, Global Bond, Global Dollar Government, High Yield, North American Government Income, Short-Term Multi-Market, U.S. Government/High Grade Securities and Money Market Portfolios), as of December 31, 1999, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Alliance Variable Products Series Fund, Inc. at December 31, 1999, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                                          /s/ Ernst & Young LLP

New York, New York
February 14, 2000


FEDERAL INCOME TAX INFORMATION (unaudited)
================================================================================

The following Portfolios of the Fund hereby designate the respective amounts as long-term capital gain distributions during the taxable year ended December 31, 1999:

                                        Long-Term
                                      Capital Gain
                                      Distributions
                                      -------------
   Conservative Investors             $    824,035
   Growth Investors                        976,668
   Total Return                          2,175,109
   Growth and Income                    18,652,637
   Growth                               27,134,718
   International                         1,598,277
   Premier Growth                       23,280,324
   Technology                              218,946
   Utility Income                        1,041,778
   Worldwide Privatization                 391,888
   Global Bond                              97,755
   North American Government Income        220,643
   U.S. Government/High Grade
     Securities                            195,970

                                          Alliance Variable Products Series Fund
================================================================================

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block (1)
David H. Dievler (1)
John H. Dobkin (1)
William H. Foulk, Jr. (1)
Dr. James M. Hester (1)
Clifford L. Michel (1)
Donald J. Robinson (1)

OFFICERS

Matthew Bloom, Senior Vice President
Kathleen A. Corbet, Senior Vice President
Alfred L. Harrison, Senior Vice President
Nelson Jantzen, Senior Vice President
Wayne D. Lyski, Senior Vice President
Raymond J. Papera, Senior Vice President
Alden M. Stewart, Senior Vice President
Peter Anastos, Vice President
Steven Beinhacker, Vice President
Mark H. Breedon, Vice President
Russell Brody, Vice President
Nicholas D.P. Carn, Vice President
Ian Coulman, Vice President
Randall E. Haase, Vice President
David Kruth, Vice President
Gerald T. Malone, Vice President
Douglas J. Peebles, Vice President
Daniel G. Pine, Vice President
Paul C. Rissman, Vice President
Tyler J. Smith, Vice President
Wayne C. Tappe, Vice President
Jean Van De Walle, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Thomas Manley, Controller

CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL

Seward & Kissel
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672

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(1) Member of the Audit Committee.


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